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                          LOAN AND SECURITY AGREEMENT

     This Agreement made between MASCOMA SAVINGS BANK, fsb, a banking corporation with a place of business at 10 Gates Street, PO Box 426, White River Junction, Vermont, (the "Bank") and ASCUTNEY MOUNTAIN RESORT, L.P. and ASCUTNEY MOUNTAIN RESORT HOTEL, L.P., a Limited Partnership existing under the laws of the State of Delaware with its principal place of business at Ascutney Mountain Resort, PO Box 699, Brownsville, Vermont 05027, (the "Borrower") and STEVEN H. PLAUSTEINER and SUSAN D. PLAUSTEINER of Coaching Lane, Brownsville, Vermont (the "Guarantors").

                                    ARTICLE I

                                     General

1.1  The Bank has agreed to make:

     A Line of Credit evidenced by a demand promissory note in a principal amount of up to the lesser of One Million Five Hundred Thousand ($1,500,000.00) Dollars.

1.2  Interest Rate:

     The interest rate shall float at 1.75 percent (1.75%) above the so-called Wall Street Journal Rate of interest as it is adjusted from time to time.

1.3  Prepayment Penalty:

     Prepayment of the loan will not incur a penalty fee. Prepayments shall not relieve Borrower from the obligation to make the regular installments scheduled in the Note when due.

1.4  The loan shall be secured by the following:

         A. The loan shall be collateralized and secured by a first security interest in all assets of the Borrower to include but not be limited to:


     All accounts, accounts receivable, demand deposits, "cash collateral" (as defined in 11 U.S.C. 'SS'.363 (a)), contracts, contract rights, notes, bills, drafts, chattel paper, acceptances, choses in action, tax refunds, insurance proceeds, general intangibles, and all other debts, obligations, and liabilities in whatever form, owing to Borrower from any person or entity, the rights of reclamation and stoppage in transit, and all rights of an unpaid seller of goods or services whether now existing or subsequently arising, acquired, or created, together with the proceeds thereof ("Receivables");


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     All machinery, equipment, office equipment, furniture, fixtures (including automotive equipment, ski lifts and snow making equipment) along with all other parts, tools, trade ins, repairs, accessories, accessions, modifications, and replacements, whether now owned or subsequently acquired, constructed, or attached or added to, or placed in, the foregoing, together with all cash or non-cash proceeds, including insurance proceeds ("Equipment");

     All general intangibles, including, but not limited to, all leases and rents, corporate names, trade names, trademarks, trade secrets, books and records, customer lists, blueprints and plans, computer programs, tapes and related electronic data processing software, and all corporate ledgers, whether now owned or subsequently acquired ("Intangibles");

     All rights, plans, and specifications, materials in process and construction materials at the construction site ("Construction").

     An assignment of any and all contracts relating to the management, maintenance, supply, or the furnishing of services and utilities to the mortgaged property ("Contracts");

         B. The loan shall be collateralized by a valid and enforceable first mortgage on all land and buildings other than condominiums and infrastructure known as Ascutney Mountain Resort;

         C. The loan shall be collateralized by a valid and enforceable first mortgage on the Vermont residence of Steven and Susan Plausteiner;

         D. The loan shall be collateralized by a valid and enforceable first mortgage on the Lake Placid, New York residence of Steven and Susan Plausteiner;

         E. The loan shall be collateralized by the unlimited personal guarantees of Steven and Susan Plausteiner supported by an annual personal financial statement and by accountant prepared fiscal year end statements to be delivered to Bank while this loan remains unpaid or available.

         F. The loan shall be collateralized by the unlimited guaranty of Steven Plausteiner and Susan Plausteiner supported by accountant prepared fiscal year end statements.



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         G. This loan shall be collateralized by an escrow account which shall serve as collateral upon default by the Borrower ("Escrow Account").

         H. Assignment of all plans and permits of Ascutney Mountain Resort.

         I. All records of any of the foregoing, in whatever form.

1.5 Interest after maturity or default shall accrue at the rate of eighteen (18%) percent per annum on the unpaid principal .

1.6 Any payment received more than ten (10) days after its due date shall be subject to an additional charge of five (5) percent of the amount due or $35.00, whichever is greater.

1.7 Advances under the line of credit shall be made at Borrower's request and at the discretion of Bank.

1.8 The security interest granted hereby is to secure punctual payment and faithful performance of all debts, liabilities and obligations of Borrower to Bank hereunder and also any and all other debts, liabilities and obligations of Borrower to Bank of every kind and description, direct or indirect, absolute or contingent, due or to become due, now existing or hereafter arising, including but not limited to any debt liability or obligation of Borrower to others which Bank may have obtained by assignment or otherwise, and further including, without limitation, all debts, interest, fees, charges and expenses (all hereafter called "Obligations").

1.9 The loans shall be evidenced by Notes and other loan documents and subject to the terms, provisions and conditions as set forth in said Notes and loan documents, to be executed on the same date as this Agreement.

1.10 The Borrower shall pay fees as follows:

     An origination fee of Ten Thousand and No/100 ($10,000.00) Dollars.

1.11 Borrower shall deposit with Lender the amount of $150,000.00 in escrow for the payment of debt service in the event that any payment is over thirty
     (30) days late.

1.12 The Bank's rights hereunder are cumulative and not alternative. No omission or delay by the Bank in


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     exercising any right or power under this Agreement, the Notes or any other loan document will impair such right or power or be construed to be a waiver of any default or an acquiescence therein and any single or partial exercise of any such right or power will not preclude other or further exercise thereof or the exercise of any other right, and no waiver will be valid unless in writing and signed by the Bank and then only to the extent specified. All remedies herein and by law afforded will be cumulative and will be available to the Bank until all indebtedness of the Borrower is paid.

1.12 Any written notice required or permitted by this Agreement may be delivered by depositing it in the United States mail, postage prepaid, or by telegraph, charges prepaid, addressed as follows:

Bank:        Mascoma Savings Bank, fsb
             10 Gates Street
             PO Box 426
             White River Jct., VT 05001

Borrower:    Ascutney Mountain Resort, L.P and
             Ascutney Mountain Resort Hotel, L.P.
             c/o Ascutney Mountain Resort
             PO Box 699
             Brownsville, VT 05037

Guarantor:   Steven H. Plausteiner
             c/o Ascutney Mountain Resort
             PO Box 699
             Brownsville, VT 05037

Guarantor:   Susan D. Plausteiner
             c/o Ascutney Mountain Resort
             PO Box 699
             Brownsville, VT 05037

1.14 Borrower will furnish evidence satisfactory to Bank that the real estate is in compliance with all applicable zoning, air pollution and other laws and regulations and that it may be lawfully occupied and used for the purposes for which the same has been constructed.

1.15 The Bank may sell or assign or participate out its rights or any portion thereof in the loan, and the Bank is authorized to deliver the loan documents and all credit and financial information pertaining to Borrower to Bank's assignee and/or participants.

1.16 This agreement may not be assigned by the Borrower. Pending consummation of the terms of this agreement and


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     as long as the loan is outstanding, there shall be no transfer of title without the prior written consent of Bank and no transfer of the corporate assets of Borrower. There shall be no other liens (other than inchoate mechanic's liens, pursuant to statute, securing sums not yet due or payable to contractors or materialmen) on title whether subordinate or superior to the lien given Bank to secure this loan other than what has been disclosed to the Bank.

1.17 Notwithstanding anything to the contrary herein contained, Bank will not be deemed a partner or joint venturer with the Borrower, and the Borrower will indemnify and hold Bank harmless from any and all damages resulting from such a construction of the parties and their relationship.


                                   ARTICLE II

                   Representations, Warranties, and Covenants

2.1  Borrower hereby warrants, represents and covenants:

     The following restrictions will be placed upon the Borrower while either of these loans remain unpaid or available.

     A. Borrower, affiliates or subsidiaries shall not undertake acquisitions of businesses, or portions thereof, without prior written consent of Bank.

2.2 That the collateral for this loan is, and, if acquired hereafter, will be, lawfully owned by Borrower, in fee simple, free and clear of all other liens except existing subordinate liens, encumbrances and security interests, Borrower will warrant and defend title to the same against the claims and demands of all persons.

2.3 That Borrower has not granted, and will not grant, to anyone other than Bank, any security interest in the Collateral, and no Financing Statement or other instrument bearing the signature of, or otherwise authorized by Borrower, is on file in any public filing office.

2.4 That the collateral except for personal residences is and shall be retained in Borrower's possession at its principal place of business located at the address set forth below the Borrower's signature.

2.5 That the collateral except for personal residences is, or will be, used primarily for business purposes.



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2.6  That the Borrower has no other business locations, except the locations in
     Brownsville, Vermont.

2.7 That Borrower will give Bank prompt written notice of removal from, discontinuance of, or change in, the business addresses shown below.

2.8 The Borrower's full and complete legal name is Ascutney Mountain Resort, L.P. and Ascutney Mountain Resort Hotel, L.P.; the Borrower has been duly organized and is existing under the laws of the State of Deleware and is duly authorized to do business in the State of Vermont; and the Borrower utilizes no tradenames in the conduct of its business except Ascutney Mountain Resort and Ascutney Mountain Resort Hotel and any name including "Ascutney Mountain" and as may be disclosed to Bank, and shall not conduct its business hereafter under any other tradenames or trade styles except upon seven (7) days prior written notice to Bank.

2.9 That no litigation, administrative action or other proceeding is either threatened, contemplated or pending which will materially or adversely affect Borrower's financial condition, and Borrower is not a party to, or bound by, any contract, agreement, order or decree which (a) would require the consent of any party as a condition precedent hereto; or (b) will or may have a material adverse impact on the business of Borrower or the rights of Bank hereunder.

2.10 Borrower shall not sell, assign or otherwise transfer title to the mortgaged property during the term of this loan, except as otherwise permitted in the loan documents.

2.11 Borrower will be prohibited from assuming liabilities or obligations of others without the Bank's approval and concurrence.


                                   ARTICLE III

             Additional Representations. Warranties, and Covenants

     At closing, the Borrower shall have performed or provided all of the following:

3.1 All Bank loan accommodations shall be cross-collateralized and cross-defaulted.

3.2 All Bank loans shall be cross-defaulted with all other corporate and affiliate/subsidiary debt.



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3.3  Borrower will provide Bank with an appraisal of the Ascutney Mountain
     Resort and of the two residential properties.

3.4 Borrower will provide certified evidence that Borrower has been established and is in good standing in the state of Delaware and registered to do business and in good standing in Vermont.

3.5 Bank's Expenses. Borrower shall be responsible for out-of-pocket costs and expenses incurred by Bank in connection with the documentation and closing of the transaction referred to herein, including, but not limited to, legal fees incurred by Bank. In consideration of the issuance of this Commitment, Borrower further agrees that, if the transaction contemplated herein does not close for any reason, it will pay all costs, expenses, and legal fees incurred by Bank with respect to the proposed transaction in anticipation of said closing. Additionally, Borrower agrees to reimburse Bank for any costs and expenses it incurs while either of these loans remains unpaid or available.

3.6 Insurance. Borrower shall maintain insurance policies on personal residences and its assets in form, matter and amounts issued by companies satisfactory to Bank for fire and all-risk coverage, such other hazard insurance, including flood insurance if the property securing the loan is located in a federally designated flood hazard area, and coverage which Bank may require, including business interruption and for 100% of replacement value. Bank shall be designated as loss payee on all such policies. All policies shall contain a provision requiring at least 30 days advance notice to Bank before any policy cancellation or modification.

3.7 Opinion of Counsel. Independent legal counsel representing Borrower shall issue an opinion confirming Borrower's and the guarantor's authority to enter into the loan documents in connection with the transaction; that there is no litigation or claims existing or threatened against Borrower or the guarantors; that the loan documents are valid and enforceable and Bank has been granted a valid first security interest (mortgage, as applicable) in Borrower's assets.

3.8 Bank shall be provided with tax certificates confirming that all state and federal taxes which are payable have been paid in their entirety.


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3.9  Borrower will maintain the main operating accounts at Bank at all times and
     Bank will be Borrower's main bank of account throughout the term of the loan.

3.10 Borrower will provide Bank with the following in the form and content acceptable to Bank:

     A. Monthly (within 45 days of each month end): management prepared (a) accounts receivable agings; (b) monthly operating statement and balance sheets.

     B. Within ninety (90) days of the end of its fiscal year, CPA review quality current and complete financial statements of Borrower and CPA compilation quality current and complete financial statements and copies of tax returns of the guarantors.

3.11 Borrower shall provide Bank with a copy of its deed (with title evidence) and leases(s), as applicable, of the premises occupied by it and to be pledged as collateral for the subject loans.

3.12 Hazardous Waste and Asbestos Existence. Borrower will furnish Bank with satisfactory evidence that the property does not contain any indications of the presence of hazardous wastes or oils such that would cause Borrower to incur any liability. Along with a written representation and warranty from Borrower that no such hazardous waster materials or oils have been deposited on the property and that the property does not contain any asbestos.

3.13 Borrower will provide bank with ALTA title insurance policy, or commitment therefor, in form and substance satisfactory to the Bank, from a title insurance company approved by the Bank, to insure the Bank for $1,500,000.00 on all properties except for the Lake Placid, New York property which will be in the amount of $7,000,000.00. The final ALTA loan policy must be received by Bank within 30 days of closing.

3.14 Borrower will provide Bank with personal property lien and UCC search, both pre and post closing on the Ascutney Mountain Resort property, the Vermont and Lake Placid, New York residences of Steven and Susan Plausteiner.

3.15 That, upon any failure of Borrower to comply with its obligations pursuant to 'SS'.3.6 above, Bank may, at its option, and without affecting any of its other rights or remedies herein or as a secured party under the Uniform



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     Commercial Code, procure the insurance protection it deems necessary and/or cause repairs or modifications to be made to the Collateral, the cost of either or both of which shall be a lien against the Collateral added to the amount of the indebtedness secured hereby and payable on demand with interest at a per annum rate computed on the same basis as the Obligations.

3.16 That Borrower hereby assigns to Bank any and all monies which may become due and payable under any policy insuring the Collateral, including return of unearned premiums, and directs any such insurance company to make payment directly to Bank, and authorizes Bank to apply such monies in payment on account of the indebtedness secured hereby, whether or not due, at the sole option of Bank, toward replacement of the Collateral, and to remit any surplus to Borrower.

3.17 That Borrower will not use the Collateral in violation of any statute or ordinance or applicable insurance policy and will promptly pay all taxes and assessments levied against the Collateral.

3.18 That Borrower will not permit any lien, charge, encumbrance, or security interest of any kind whatsoever to exist more than thirty (30) days after it accrues upon or attaches to, as the case may be, the Collateral except for existing subordinate liens.

3.19 That Borrower will not remove the Collateral from its present location(s) as set forth below without the prior written consent of Bank.

3.20 That Borrower will not sell, transfer, change the registration, if any, dispose of, attempt to dispose of, substantially modify, or abandon the Collateral or any part thereof, without the prior written consent of Bank, provided that Borrower may sell inventory in the ordinary course of business and may sell or otherwise dispose of obsolete or worn out Collateral no longer used or useful in its business, if Borrower shall first or substantially simultaneously with such sale or disposition, replace the same with new property of substantially equal or greater value which shall forthwith become subject to the security interest provided for herein. Borrower will be prohibited from sale of the business without prior consent of the Bank.

3.21 That Borrower will not assert against Bank any claim or defense which Borrower may have against any seller of the Collateral or any part thereof, or against any other


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     person with respect to the Collateral or any part thereof.

3.22 That Borrower will indemnify and hold Bank harmless from and against any loss, liability, damage, costs and expenses whatsoever arising from the use, operation, ownership, or possession of the Collateral or any part thereof.

3.23 That Borrower will furnish Bank, prior to delivery of major items of Collateral to Borrower, copies of the shipping orders with respect to such Collateral which will specify the name of the manufacturer, a description of such items, and the serial numbers thereof.

3.24 That Borrower will sign and deliver to Bank such Financing Statements, Amendment Statements, Continuation Statements, and other related documents in form acceptable to Bank, as Bank may, from time to time, reasonably request, or as are necessary, in the opinion of Bank, to establish and maintain a valid perfected security interest in the Collateral, and Borrower will pay any related filing fees or costs with respect thereto and any fees for prior lien searches.

3.25 That Bank is authorized to file any such Financing Statement, Amendment Statement or Continuation Statement without the signature of Borrower to the full extent permitted by law.

3.26 Borrower shall permit Bank, through its authorized attorneys, accountants, and representatives, to inspect and examine the Collateral and the books, accounts, records, ledgers, and assets of every kind and description of Borrower with respect thereto at all reasonable times.

3.27 If Borrower shall now or hereafter maintain an employee benefit plan covered by Sec. 4021(a) of the Employee Retirement Income Security Act of 1974 (hereinafter referred to as "ERISA") relating to plan termination insurance, it shall promptly:

     A. Notify Bank of filing of notice with the Pension Benefit Guaranty Corporation ("PBGC") pursuant to Sec. 4041 of ERISA that the plan is to be terminated; and

     B. Notify Bank of the institution of proceedings by PBGC under Sec. 4042 of ERISA.



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3.28 Borrower shall not: a) make any distribution on account of its stock, nor redeem, purchase, or otherwise acquire, directly or indirectly, any of its stock; b) make any loans or advances to any individual, firm or corporation including without limitation its officers and employees; c) invest in or purchase any stock or securities of any individual, firm or corporation; d) merge or consolidate or be merged or consolidated with or into any other corporation; e) enter into any agreements of guaranty of the obligations of any individual, firm or corporation, including without limitation affiliate or subsidiary corporations, (except as may be requested by the Bank) without the prior written consent of the Bank; f) sell or transfer (whether by one or more transactions) a majority of the voting common stock of the Borrower; or g) change the general character of its business.


                                   ARTICLE IV

                                    Remedies

     Borrower agrees that (i) in the case of the breach by Borrower of any of the representations, warranties, or covenants contained in this Agreement not cured in thirty (30) days, or if any representations, oral or written, or warranties, shall prove to have been materially false when made, (ii) upon the occurrence of an Event of Default as defined in the Term Note or any other loan documents, or (iii) if the Collateral or any part thereof be seized or levied upon under legal process, then, and in any such event:

4.1 Bank shall have the rights and remedies of a Secured Party under the Uniform Commercial Code and, in addition, the rights and remedies provided herein.

4.2 Bank is hereby authorized and empowered, with the aid and assistance of any person or persons, to enter any premises where the Collateral or any part thereof is, or may be placed, and to assemble, disassemble, dismantle, and/or remove the same and/or to render it unusable, and to sell or otherwise dispose of such Collateral at public or private sale upon at least ten (10) days' prior written notice to Borrower of the date on, or after which, such sale may be conducted and Borrower expressly agrees that said notice shall constitute fair and reasonable notice to Borrower, that said notice may be given regardless of whether or not Bank has taken actual possession of the Collateral, and that at the expiration of said notice period all rights of redemption in the Collateral shall be deemed waived by Borrower. The proceeds of each such sale shall first be applied by Bank toward the payment of all expenses of retaking,


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     including, but not limited to, payment by Bank for storage, preparing for such sale, advertising, selling, and all related charges and disbursements in connection therewith including reasonable attorney's fees, and then any surplus may be applied by Bank to the payment of any or all of the Obligations secured hereby then existing and whether due or not due; but, should the proceeds of any such sale be insufficient to fully pay all of the Obligations, Borrower hereby covenants and agrees to remain liable for any deficiency. Bank may require Borrower to assemble the Collateral and to make it available to Bank at a place to be designated by Bank which is reasonably convenient to both parties. Bank may, without any payment or hindrance, enter upon any real property where the Collateral or any part thereof may be located and, in connection with the enforcement of any right, remedy, power, or privilege conferred upon Bank hereunder, may store the Collateral or any part thereof on such real property without liability for any rent or other payment in connection therewith.

4.3 Bank shall have the right of set-off, without notice to Borrower or any guarantor, against any and all deposits or other sums at any time or times credited by or due from Bank to Borrower or any guarantor, whether in a special account or other account represented by a certificate of deposit (whether or not matured), which deposits and other sums shall, at all times, constitute additional security for the Obligations and may be set-off against all or any part of the Obligations at any time.


                                    ARTICLE V

                                Events of Default

     Section 5.01. Events of Default. If any of the following events shall occur:

     (1) The Borrower shall fail to pay within ten (10) days of when due the principal of, or interest on the Notes, or any amount of a commitment or other fee, as and when due and payable hereunder;

     (2) Any representation or warranty made or deemed by the Borrower in this Agreement or the Security Agreement or which is contained in any certificate, document, opinion, or financial or other statement furnished at any time under or in connection with any Loan Document shall prove to have been incorrect, incomplete, or misleading in any material respect on or as of the date made or deemed made;



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     (3) the Borrower shall fail to perform or observe any term, covenant, or agreement contained herein, in any material respect;

     (4) the Borrower or any of its Subsidiaries shall (a) fail to pay any indebtedness for borrowed money or the Borrower or such Subsidiary, as the case may be, or any interest or premium thereon, when due (whether by scheduled maturity, required prepayment, acceleration, demand, or otherwise), or (b) fail to perform or observe any term, covenant, or condition on its part to be performed or observed under any agreement or instrument relating to any such indebtedness, when required to be performed or observed, if the effect of such failure to perform or observe is to accelerate, or to permit the acceleration of after the giving of notice or passage of time, or both, the maturity of such indebtedness, whether or not such failure to perform or observe shall be waived by the holder of such indebtedness; or any such indebtedness shall be declared to be due and payable, or required to be prepaid (other than by a regularly scheduled required prepayment), prior to the stated maturity thereof;

     (5) the Borrower or any of its Subsidiaries (a) shall generally not pay, or shall be unable to pay, or shall admit in writing its inability to pay its debt as such debts become due; or (b) shall make an assignment for the benefit of creditors, or petition or apply to any tribunal for the appointment of a custodian, receiver, or trustee for it or a substantial part of its assets; or
(c) shall commence any proceeding under any bankruptcy, reorganization, arrangement, readjustment of debt, dissolution, or liquidation law or statute of any jurisdiction, whether now or hereafter in effect; or (d) shall have had any such petition or application filed or any such proceeding commenced against it in which an order for relief is entered or an adjudication or appointment is made, and which remains undismissed for a period of one hundred twenty (120) days or more; or (e) shall take any corporate action indicating its consent to, approval of, or acquiescence in any such petition, application, proceeding, or order for relief or the appointment of a custodian, receiver, or trustee for all or any substantial part of its properties) or (f) shall suffer any such custodianship, receivership, or trusteeship to continue undischarged for a period of ninety (90) days or more;


     (6) one or more judgments, decrees, or orders for the payment of money in excess of Twenty Five Thousand and no/lOOths Dollars ($25,000.00) in the aggregate shall be rendered against the Borrower or any of its Subsidiaries, and such judgments, decrees, or orders shall continue unsatisfied and in effect for a period of ninety (90) consecutive days



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without being vacated, discharged, satisfied, or stayed or bonded pending appeal;

     (7) The Loan and Security Agreement shall at any time after its execution and delivery and for any reason cease (a) to create a valid and perfected first priority security interest in and to the property purported to be subject to such Loan and Security Agreement; or (b) to be in full force and effect or shall be declared null and void, or the validity or enforceability thereof shall be contested by the Borrower, or the Borrower shall deny it has any further liability or obligation under the Loan and Security Agreement, or the Borrower shall fail to perform any of its obligations under the Loan and Security Agreement;

     (8) There shall occur any event of default under any loan document executed in connection with certain loans of even date herewith, made by Bank to Borrower;

     (9) Any of the following events shall occur or exist with respect to the Borrower and any Commonly Controlled Entity under ERISA: any Reportable Event shall occur; complete or partial withdrawal from any Multiemployer Plan shall take place; any Prohibited Transaction shall occur; a notice of intent to terminate a Plan shall be filed, or a Plan shall be terminated; or circumstances shall exist which constitute grounds entitling the PBGC to institute proceedings to terminate a Plan, or the PBGC shall institute such proceedings; and in each case above, such event or condition, together with all other events or conditions, if any, could subject the Borrower to any tax, penalty, or other liability which in the aggregate may exceed Twenty Five Thousand and No/lOOths Dollars ($25,000.00); or

 (10) Provided the Borrower has actual notice, if the Bank receives its first notice of a hazardous discharge or an environmental complaint from a source other than the Borrower, and the Bank does not receive notice (which may be given in oral form, provided same is followed with all due dispatch by written notice given by Certified Mail, Return Receipt Requested) of such hazardous discharge or environmental complaint from the Borrower within forty-eight (48) hours of the time the Bank first receives said notice from a source other than the Borrower; or if any federal, state, or local agency asserts or creates a lien upon any or all of the assets, equipment, property, leaseholds, or other facilities of the Borrower by reason of the occurrence of a hazardous discharge or an environmental complaint; or if any federal, state, or local agency asserts a claim against the Borrower or the Guarantors and/or its assets, equipment, property, leaseholds, or other facilities for damages or cleanup costs relating to a hazardous discharge or any environmental complaint; provided, however, that such claim shall not constitute a default if, within five (5) Business Days of the occurrence giving rise to the claim, (a) the Borrower can prove to the Bank's satisfaction that the Borrower has commenced and is diligently pursuing either: (i) a cure or correction of the event which constitutes the basis for the claim, and continues diligently to pursue such cure or correction to completion or (ii) proceedings for an injunction, a restraining order, or other appropriate emergency relief preventing such agency or agencies from asserting such claim, which relief is granted within ten (10) Business Days of the occurrence giving rise to the claim and the injunction, order, or emergency relief is not thereafter resolved or reversed on appeal; and (b) in either of the foregoing events, the Borrower has posted a bond, letter of credit, or other security satisfactory in form, substance, and amount of both the Bank and the agency or entity asserting the claim to secure the proper and complete cure or correction of the event which constitutes the basis for the claim;

     then, and in any such event, the Bank may, (1) declare its obligation to make Loans to be terminated whereupon the same shall forthwith terminate, and
(2) declare the outstanding Notes, all interest thereon, and all other amounts payable under this Agreement to be forthwith due and payable, without presentment, demand, protest, or further notice of any kind, all of which are hereby expressly waived by the Borrower. Upon the occurrence and during the continuance of any Event of Default, the Bank is hereby authorized at any time and from time to time, without notice to the Borrower (and such notice being expressly waived by the Borrower), to set off and apply and all deposits (general or special, time or demand, provisional of final) at any time held and other indebtedness at any time owing by the Bank to or for the credit or the account of the Borrower against any and all of the obligations of the Borrower now or hereafter existing under this Agreement or the Note or any other Loan Document, irrespective of whether or not the Bank shall have made any demand under this Agreement or the Note or such other Loan Document and although such obligations maybe unmatured. The Bank agrees promptly to notify the Borrower after any such setoff and application, provided that the failure to give such notice shall not affect the validity of such setoff and application. The rights of the Bank under this section 5.01 are in addition to other rights and remedies (including, without limitation, other rights of setoff) which the Bank may have.

                                   ARTICLE VI

                   Power of Attorney: Waiver of Trial By Jury

     In the event of a default, Borrower does hereby irrevocably appoint Bank as attorney-in-fact, with full power of substitution, to execute proofs of claim, to endorse any draft or other instrument for the payment of money, to execute releases, to negotiate settlements, to cancel any insurance referred to herein, and to do all other things necessary or required to effect a settlement under any insurance policy. Borrower does also hereby waive the right of a jury trial in any action or proceeding brought in any court by either party, or assigns, arising out of the subject matter of this Agreement, the Collateral described herein, or the Loan or other obligations secured hereby.


                                   ARTICLE VII

                               General Provisions

7.1 This Agreement may not be changed, modified, or discharged, in whole or in part, and no right of remedy of Bank hereunder or as a Secured Party under the Uniform Commercial Code, may be waived by Bank unless such change, modification, discharge, or waiver is in writing and signed on behalf of Bank by a duly authorized officer. Invalidity of any provision of this Agreement shall not affect the balance thereof.

7.2 The rights and benefits of bank hereunder shall inure to the benefit of its successors and assigns and shall be binding upon the successors and assigns of Borrower.

7.3 This Agreement and the rights and obligations of Bank and Borrower hereunder shall be governed by and construed in accordance with the internal laws of the State of Vermont and the courts of that state shall have exclusive jurisdiction over any actions between the parties hereto.

7.4 In the event Bank seeks to take possession of any or all of the Collateral by court process, Borrower hereby irrevocably waives any bond and any surety or security relating thereto required by a statute, court rule, or otherwise as an incident to such possession and waives any demand for possession prior to the commencement of any suit or action to recover with respect thereto.

7.5 In the event Bank is at any time required to turn over, disgorge, or repay (whether to the undersigned, a Trustee in Bankruptcy, or to third parties) any payments previously received by Bank with respect to the Obligations (whether received from the undersigned or third parties), then the amount of the Obligations secured by the Collateral shall be increased by the amount so turned over or disgorged by Bank, plus reasonable expenses incurred by Bank in the process, to the same extent as if the amount in question, and the expenses, had been advanced by the Bank at the inception of the Obligations and had remained unpaid since that date, whether or not all Obligations and otherwise been paid at the date of turn over, all of which shall be payable immediately, without demand. If the Obligations had previously been paid in full, this Agreement (notwithstanding any of the terms hereof) shall be deemed revived and in full effect with respect to such payments.

7.6 The descriptive headings of the several sections of this Agreement are inserted for convenience only and shall not be deemed to affect the meaning or construction of any of the provisions hereof.

     IN WITNESS WHEREOF, the parties hereunto cause their respective names to be affixed this 30th day of June. 1997.


In The Presence Of:                      ASCUTNEY MOUNTAIN RESORT, L.P.
                                         By its general partner,
                                         Snowdance Ski Company


[Signature illegible]                    By: /s/ SUSAN D. PLAUSTEINER
---------------------------                  -----------------------------
Witness                                      Susan D. Plausteiner,
                                             President

                                         ASCUTNEY MOUNTAIN RESORT HOTEL, L.P.
                                         By its general partner,
                                         Snowdance Ski Company


[Signature illegible]                    By: /s/ SUSAN D. PLAUSTEINER
---------------------------                  -----------------------------
Witness to                                   Susan D. Plausteiner,
                                             President


[Signature illegible]                    By: /s/ STEVEN H. PLAUSTEINER
---------------------------                  -----------------------------
Witness to                                   Steven H. Plausteiner,
                                             Guarantor


[Signature illegible]                    By: /s/ SUSAN D. PLAUSTEINER
---------------------------                  -----------------------------
Witness to                                   Susan D. Plausteiner, Guarantor


                                         MASCOMA SAVINGS BANK, fsb


[Signature illegible]                    By: /s/ DAVID G. WILSON
---------------------------                  -----------------------------
Witness to                                   David G. Wilson, Vice President
                                             Duly Authorized

                                PROMISSORY NOTE

----------------------------------------------------------------------------------------------------------
 Principal      Loan Date     Maturity    Loan No.    Call    Collateral   Account   Officer   Initials
$1,500,000.00   06-30-1997    06-30-1998   27027106     1E         204                  DGW
----------------------------------------------------------------------------------------------------------

References in the shaded area are for Lender's use only and do not limit the applicability of this document to any particular loan or item.
--------------------------------------------------------------------------------

Borrower: ASCUTNEY MOUNTAIN RESORT, L.P. (TIN:   Lender: MASCOMA SAVINGS BANK, fsb
          03-0339700); ET. AL.                           GATES STREET OFFICE
          ROUTE 44, P.O. BOX 699                         10 GATES STREET
          BROWNSVILLE, VT 05037                          PO BOX 424
                                                         WHITE RIVER JCT., VT 05001

--------------------------------------------------------------------------------

NOTICE TO COSIGNER: YOUR SIGNATURE ON THIS NOTE MEANS THAT YOU ARE EQUALLY LIABLE FOR REPAYMENT OF THIS LOAN. IF THE BORROWER DOES NOT PAY, THE LENDER HAS A LEGAL RIGHT TO COLLECT FROM YOU.

--------------------------------------------------------------------------------

Principal Amount: $1,500,000.00     Initial Rate: 10.250%

               Date of Note: June 30, 1997

PROMISE TO PAY. ASCUTNEY MOUNTAIN RESORT, L.P. and ASCUTNEY MOUNTAIN RESORT HOTEL, L.P. (referred to in this Note individually and collectively as "Borrower") jointly and severally promise to pay to MASCOMA SAVINGS BANK, fsb ("Lender"), or order, in lawful money of the United States of America, the principal amount of One Million Five Hundred Thousand & 00/100 Dollars ($1,500,000.00) or so much as may be outstanding, together with interest on the unpaid outstanding principal balance of each advance. Interest shall be calculated from the date of each advance until repayment of each advance.

PAYMENT. Borrower will pay this loan in one payment of all outstanding principal plus all accrued unpaid interest on June 30, 1998. In addition, Borrower will pay regular monthly payments of accrued unpaid interest beginning July 30, 1997, and all subsequent interest payments are due on the same day of each month after that. Interest on this Note is computed on a 365/366 simple interest basis: that is, by applying the ratio of the annual interest rate over the number of days in a year, multiplied by the outstanding principal balance, multiplied by the actual number of days the principal balance is outstanding. Borrower will pay Lender at Lender's address shown above or at such other place as Lender may designate in writing. Unless otherwise agreed or required by applicable law, payments will be applied first to accrued unpaid interest, then to principal, and any remaining amount to any unpaid collection costs and late charges.

VARIABLE INTEREST RATE. The interest rate on this Note is subject to change from time to time based on changes in an independent index which is the Wall Street Journal Prime (the "Index"). The Index is not necessarily the lowest rate charged by Lender on its loans. If the Index becomes unavailable during the term of this loan, Lender may designate a substitute Index after notice to Borrower. Lender will tell Borrower the current Index rate upon Borrower's request. Borrower understands that Lender may make loans based on other rates as well. The interest rate change will not occur more often than each month. The index currently is 8.500% per annum. The interest rate to be applied to the unpaid principal balance of this Note will be at a rate of 1.750 percentage points over the Index, resulting in an initial rate of 10.250% per annum. NOTICE:
Under no circumstances will the interest rate on this Note be more than the maximum rate allowed by applicable law.

PREPAYMENT. Borrower agrees that all loan fees and other prepaid finance charges are earned fully as of the date of the loan and will not be subject to refund upon early payment (whether voluntary or as a result of default), except as otherwise required by law. Except for the foregoing, Borrower may pay without penalty all or a portion of the amount owed earlier than it is due. Early payments will not, unless agreed to by Lender in writing, relieve Borrower of Borrower's obligation to continue to make payments of accrued unpaid interest. Rather, they will reduce the principal balance due.

LATE CHARGE. If a payment is 10 days or more late, Borrower will be charged 5.000% of the regularly scheduled payment.

DEFAULT. Borrower will be in default if any of the following happens: (a) Borrower fails to make any payment when due. (b) Borrower breaks any promise Borrower has made to Lender, or Borrower fails to comply with or to perform when due any other term, obligation, covenant, or condition contained in this Note or any agreement related to this Note, or in any other agreement or loan Borrower has with Lender. (c) Borrower defaults under any loan, extension of credit, security agreement, purchase or sales agreement, or any other agreement, in favor of any other creditor or person that may materially affect any of Borrower's property or Borrower's ability to repay this Note or perform Borrower's obligations under this Note or any of the Related Documents. (d) Any representation or statement made or furnished to Lender by Borrower or on Borrower's behalf is false or misleading in any material respect either now or at the time made or furnished. (e) Any partner dies or any of the partners or Borrower becomes insolvent, a receiver is appointed for any part of Borrower's property. Borrower makes an assignment for the benefit of creditors, or any proceeding is commenced either by Borrower or against Borrower under any bankruptcy or insolvency laws. (f) Any creditor tries to take any of Borrower's property on or in which Lender has a lien or security interest. This includes a garnishment of any of Borrower's accounts with Lender. (g) Any of the events described in this default section occurs with respect to any general partner of Borrower or any guarantor of this Note. (h) A material adverse change occurs in Borrower's financial condition, or Lender believes the prospect of payment or performance of the indebtedness is impaired. (i) Lender in good faith deems itself insecure.


If any default, other than a default in payment, is curable and if Borrower has not been given a notice of a breach of the same provision of this Note within the preceding twelve (12) months, it may be cured (and no event of default will have occurred) if Borrower, after receiving written notice from Lender demanding cure of such default: (a) cures the default within ten (10) days; or (b) if the cure requires more than ten (10) days, immediately initiates steps which Lender deems in Lender's sole discretion to be sufficient to cure the default and thereafter continues and completes all reasonable and necessary steps sufficient to produce compliance as soon as reasonably practical.


LENDER'S RIGHTS. Upon default, Lender may declare the entire unpaid principal balance on this Note and all accrued unpaid interest immediately due, without notice, and then Borrower will pay that amount. Lender may hire or pay someone else to help cancel this Note if Borrower does not pay. Borrower also will pay Lender that amount. This includes, subject to any limits under applicable law, Lender's attorneys' fees and Lender's legal expenses whether or not there is a lawsuit, including attorneys' fees and legal expenses for bankruptcy proceedings (including efforts to modify or vacate any automatic stay or injunction), appeals, and any anticipated post-judgment collection services. If not prohibited by applicable law, Borrower also will pay any court costs, in addition to all other sums provided by law. This Note has been delivered to Lender and accepted by Lender in the State of Vermont. If there is a lawsuit, Borrower agrees upon Lender's request to submit to the jurisdiction of the courts of WINDSOR County, the State of Vermont. Lender and Borrower hereby waive the right to any jury trial in any action, proceeding, or counterclaim brought by either Lender or Borrower against the other. This Note shall be governed by and construed in accordance with the laws of the State of Vermont.

RIGHT OF SETOFF. Borrower grants to Lender a contractual possessory security interest in, and hereby assigns, conveys, delivers, pledges, and transfers to Lender all Borrower's right, title and interest in and to, Borrower's accounts with Lender (whether checking, savings, or some other account), including without limitation all accounts held jointly with someone else and all accounts Borrower may open in the future, excluding however all IRA and Keogh accounts, and all trust accounts for which the grant of a security interest would be prohibited by law. Borrower authorizes Lender, to the extent permitted by applicable law, to charge or setoff all sums owing on this Note against any and all such accounts.

COLLATERAL. This Note is secured by A FIRST MORTGAGE ON COMMERCIAL PROPERTY LOCATED ON ROUTE 44, WEST WINDSOR, VT LAND AND BUILDINGS AND INFRASTRUCTURE KNOWN AS THE ASCUTNEY MOUNTAIN RESORT, FIRST MORTGAGE ON COMMERCIAL PROPERTY LOCATED ON ROUTE 44, WEST WINDSOR, VT AND BUILDINGS AND INFRASTRUCTURE KNOWN AS THE ASCUTNEY MOUNTAIN HOTEL COLLATERAL ASSIGNMENT OF ALL PLANS AND PERMITS OF ASCUTNEY MOUNTAIN RESORT ASCUTNEY MOUNTAIN HOTEL; ALL BUSINESS ASSETS AS DESCRIBED IN A SECURITY AGREEMENT OF EVEN DATE, A FIRST AND EXCLUSIVE LIEN BY ASSIGNMENT OF THE RENTS, LEASES AND PROFITS WHICH MAY FROM TIME TO TIME BE REALIZED IN CONNECTION WITH THE PROPERTY.

LINE OF CREDIT. This Note evidences a revolving line of credit. Advances under this Note may be requested either orally or in writing by Borrower or by an authorized person. Lender may, but need not, require that all oral requests be confirmed in writing. All communications, instructions, or directions by telephone or otherwise to Lender are to be directed to Lender's office shown above. The following party or parties are authorized to request advances under the line of credit until Lender receives from Borrower at Lender's address shown above written notice of revocation of their authority: STEVEN H. PLAUSTEINER, PRINCIPAL; and SUSAN D. PLAUSTEINER, PRINCIPAL. Borrower agrees to be liable for all sums either: (a) advanced in accordance with the instructions of an authorized person or (b) credited to any of Borrower's accounts with Lender. The unpaid principal balance owing on this Note at any time may be evidenced by endorsements on this Note or by Lender's internal records, including daily computer print-outs. Lender will have no obligation to advance funds under this
Note if (a) Borrower or any guarantor is in default under the terms of this Note or any agreement that Borrower or any guarantor has with Lender, including any agreement made in connection with the signing of this Note; (b) Borrower or any guarantor ceases doing business or is insolvent; (c) any guarantor seeks, claims or otherwise attempts to limit, modify or revoke such guarantor's guarantee of this Note or any other loan with Lender; (d) Borrower has applied funds provided pursuant to this Note for purposes other than those authorized by Lender; or (e) Lender in good faith deems itself insecure under this Note or any other agreement between Lender and Borrower.

ANNUAL CLEAN-UP PROVISION. DURING THE TERM OF THIS REVOLVING LINE OF CREDIT NOTE, ALL PRINCIPAL AMOUNTS ADVANCED HEREUNDER, TOGETHER WITH INTEREST THEREON, SHALL BE PAID IN FULL FOR THIRTY (30) CONSECUTIVE DAYS.

DEFAULT RATE. BEGINNING WITH THE DATE OF MATURITY OR FROM THE DATE OF DEFAULT INTEREST SHALL ACCRUE AT THE RATE OF

06-30-1997                        PROMISSORY NOTE                         Page 2
Loan No 27027106                    (Continued)

--------------------------------------------------------------------------------

EIGHTEEN PERCENT (18.0%) PER ANNUM ON THE UNPAID PRINCIPAL.

GENERAL PROVISIONS. Lender may delay or forgo enforcing any of its rights or remedies under this Note without losing them. Each Borrower understands and agrees that, with or without notice to Borrower, Lender may with respect to any other Borrower (a) make one or more additional secured or unsecured loans or otherwise extend additional credit; (b) alter, compromise, renew, extend, accelerate, or otherwise change one or more times the time for payment or other terms any indebtedness, including increases and decreases of the rate of interest on the indebtedness; (c) exchange, enforce, waive, subordinate, fail or decide not to perfect, and release any security, with or without the substitution of new collateral; (d) apply such security and direct the order or manner of sale thereof, including without limitation, any nonjudicial sale permitted by the terms of the controlling security agreements, as Lender in its discretion may determine; (e) release, substitute, agree not to sue, or deal with any one or more of Borrower's sureties, endorsers, or other guarantors on any terms or in any manner Lender may choose; and (f) determine how, when and what application of payments and credits shall be made on any other indebtedness owing by such other borrower. Borrower and any other person who signs, guarantees or endorses this Note, to the extent allowed by law, waive presentment, demand for payment, protest and notice of dishonor. Upon any change in the terms of this Note, and unless otherwise expressly slated in writing, no party who signs this Note, whether as maker, guarantor, accommodation maker or endorser, shall be released from liability. All such parties agree that Lender may renew or extend (repeatedly and for any length of time) this loan, or release any party, partner, or guarantor or collateral; or impair, fail to realize upon or perfect Lender's security interest in the collateral; and take any other action deemed necessary by Lender without the consent of or notice to anyone. All such parties also agree that Lender may modify this loan without the consent of or notice to anyone other than the party with whom the modification is made. The obligations under this Note are joint and several.


PRIOR TO SIGNING THIS NOTE, EACH BORROWER READ AND UNDERSTOOD ALL THE PROVISIONS OF THIS NOTE, INCLUDING THE VARIABLE INTEREST RATE PROVISIONS. EACH BORROWER AGREES TO THE TERMS OF THE NOTE AND ACKNOWLEDGES RECEIPT OF A COMPLETED COPY OF THE NOTE.


BORROWER:

ASCUTNEY MOUNTAIN RESORT, L.P.

By: /s/ SUSAN D. PLAUSTEINER
    -------------------------------------------------
    SNOWDANCE SKI COMPANY, General Partner, SUSAN D. PLAUSTEINER, PRESIDENT



ASCUTNEY MOUNTAIN RESORT HOTEL, L.P., Co-Borrower

By: /s/ SUSAN D. PLAUSTEINER
    -------------------------------------------------
    SNOWDANCE HOTEL COMPANY, SUSAN D. PLAUSTEINER, PRESIDENT



Signed, acknowledged and delivered in the presence of:

x   [signature illegible]
 ----------------------------------------------------
  Witness



x   [signature illegible]
 ----------------------------------------------------
  Witness






================================================================================

                              COMMERCIAL GUARANTY


Principal  Loan Date  Maturity    Loan No     Call     Collateral  Account    Officer   Initials
                                               1E         204                   DGW


  References in the shaded area are for Lender's use only and do not limit the applicability of this document to any particular loan or item.



Borrower:   ASCUTNEY MOUNTAIN RESORT, L.P. (TIN:    Lender:   MASCOMA SAVINGS BANK, fsb
            03-0339700); ET. AL.                              GATES STREET OFFICE
            ROUTE 41, P.O. BOX 699                            10 GATES STREET
            BROWNSVILLE, VT 05037                             PO BOX 426
                                                              WHITE RIVER JCT., VT 05001

Guarantor:  SUSAN D. PLAUSTEINER
            COACHING LANE
            BROWNSVILLE, VT 05037


--------------------------------------------------------------------------------
AMOUNT OF GUARANTY. The amount of this Guaranty is Unlimited.

CONTINUING UNLIMITED GUARANTY. For good and valuable consideration, SUSAN D. PLAUSTEINER ("Guarantor" absolutely and unconditionally guarantees and promises to pay to MASCOMA SAVINGS BANK, fsb ("Lender") or its order, in legal tender of the United States of America, the Indebtedness (as that term is defined below) of ASCUTNEY MOUNTAIN RESORT, L.P. and ASCUTNEY MOUNTAIN RESORT HOTEL, L.P. ("Borrower") to Lender on the terms and conditions set forth in this Guaranty. Under this Guaranty, the liability of Guarantor is unlimited and the obligations of Guarantor are continuing.

DEFINITIONS. The following words shall have the following meanings when used in this Guaranty:

    Borrower. The word "Borrower" means ASCUTNEY MOUNTAIN RESORT, L.P. and ASCUTNEY MOUNTAIN RESORT HOTEL, L.P.

    Guarantor. The word "Guarantor" means SUSAN D. PLAUSTEINER.

    Guaranty. The word "Guaranty" means this Guaranty made by Guarantor for the benefit of Lender dated June 30, 1997.

    Indebtedness. The word "Indebtedness" is used in its most comprehensive sense and means and includes any and all of Borrower's liabilities, obligations, debts and indebtedness to Lender, now existing or hereinafter incurred or created, including, without limitation, all loans, advances, interest, costs, debts, overdraft indebtedness, credit card indebtedness, lease obligations, other obligations, and liabilities of Borrower, or any of them, and any present of future judgments against Borrower, or any of them; and whether any such indebtedness is voluntarily or involuntarily incurred, due or not due, absolute or contingent, liquidated or unliquidated, determined or undetermined, whether Borrower may be liable individually or jointly with others, or primarily or secondarily, or as guarantor or surety; whether recovery on the indebtedness may be or may become barred or unenforceable against Borrower for any reason whatsoever; and whether the indebtedness arises from transactions which may be voidable on account of infancy, insanity, ultra vires or otherwise.

    Lender. The word "Lender" means MASCOMA SAVINGS BANK, fsb, its successors and assigns.

    Related Documents. The words "Related Documents" means and include without limitation all promissory notes, credit agreements, loan agreements, environmental agreements, guarantees, security agreements, mortgages, deeds of trust, and all other instruments, agreements and documents, whether now or hereafter existing, executed in connection with the indebtedness.

NATURE OF GUARANTY. Guarantor's liability under this Guaranty shall be open and continuous for so long as this Guaranty remains in force. Guarantor intends to guarantee at all times the performance and prompt payment when due, whether at maturity or earlier by reason of acceleration or otherwise, of all indebtedness. Accordingly, no payments made upon the indebtedness will discharge or diminish the continuing liability of Guarantor in connection with any remaining portions of the indebtedness or any of the indebtedness which subsequently arises or is thereafter incurred or contracted.

DURATION OF GUARANTY. This Guaranty will take effect when received by Lender without the necessity of any acceptance by Lender, or any notice to Guarantor or to Borrower, and will continue in full force until all indebtedness incurred or contracted before receipt by Lender of any notice of revocation shall have been fully and finally paid and satisfied and all other obligations of Guarantor under this Guaranty shall have been performed in full. If Guarantor elects to revoke this Guaranty, Guarantor may only do so in writing. Guarantor's written notice of revocation must be mailed to Lender, by certified mail, at the address of Lender listed above or such other place as Lender may designate in writing. Written revocation of the Guaranty will apply only to advances or new indebtedness created after actual receipt by Lender of Guarantor's written revocation. For this purpose and without limitation, the term "new indebtedness" does not include indebtedness which at the time of notice of revocation is contingent, unliquidated, undetermined or not due and which later becomes absolute, liquidated, determined or due. This Guaranty will continue to bind Guarantor for indebtedness incurred by Borrower or committed by Lender prior to receipt of Guarantor's written notice of revocation, including any extension, renewals, substitutions or modifications of the indebtedness. All renewals, extensions, substitutions, and modifications of the indebtedness granted after Guarantor's revocation, are contemplated under this Guaranty and, specifically will not be considered to be new indebtedness. This Guaranty shall bind the estate of Guarantor as to indebtedness created both before and after the death or incapacity of Guarantor, regardless of Lender's actual notice of Guarantor's death. Subject to the foregoing, Guarantor's executor or administrator or other legal representative may terminate this Guaranty in the same manner in which Guarantor might have terminated it and with the same effect. Release of any other guarantor or termination of any other guaranty of the indebtedness shall not affect the liability of Guarantor under this Guaranty. A revocation received by Lender from any one or more Guarantors shall not effect the liability of any remaining Guarantors under this Guaranty. It is anticipated that fluctuations may occur in this aggregate amount of indebtedness covered by this Guaranty, and it is specifically acknowledged and agreed by Guarantor that reductions in the amount of indebtedness, even to zero dollars ($0.00), prior to written revocation of this Guaranty by Guarantor shall not constitute termination of this Guaranty. This Guaranty is binding upon Guarantor and Guarantor's heirs, successors and assigns so long as any of the guaranteed indebtedness remains unpaid and even though the indebtedness guaranteed may from time to time be zero dollars ($0.00).

GUARANTOR'S AUTHORIZATION TO LENDER. Guarantor authorizes Lender, either before or after any revocation hereof, without notice, demand and without lessening Guarantor's liability under this Guaranty, from time to time: (a) prior to revocation as set forth above, to mail one or more additional secured or unsecured loans to Borrower, to lease equipment or other goods to Borrower, or otherwise to extend additional credit to Borrower; (b) to alter, compromise, renew, extend, accelerate, or otherwise change one or more times the time for payment or other terms of the indebtedness or any part of the indebtedness, including increases and decreases of the rate of interest on the indebtedness, extensions may be repeated and may be for longer than the original loan term;
(c) to take and hold security for the payment this Guaranty or the Indebtedness, and exchange, enforce, waive, subordinate, fail or decide not to perfect, and release any such securities with or without the substitution of new collateral;
(d) to release, substitute, agree not to sue, or deal with any one or more of Borrower sureties, endorsers, or other guarantors on any terms or in any manner Lender may choose; (e) to determine how, when and what application of payments and credits shall be made on the indebtedness; (f) to apply such security and direct the order or manner of sale therefore including without limitation, any nonjudicial sale permitted by the terms of the controlling security agreement of deed of trust, as Lender in ?? discretion may determine;
(g) to sell, transfer, assign, or grant participations in all or any part of the indebtedness; and (h) to assign transfer this Guaranty in whole or in part.

GUARANTOR'S REPRESENTATIONS AND WARRANTIES. Guarantor represents and warrants to Lender that (a) no representations or agreements of any kind have been made to Guarantor which would limit or qualify in any way the terms of this Guaranty.
(b) this Guaranty is executed Borrower's request and not at the request of lender; (c) Guarantor has full power, right and authority to enter into this Guaranty; (d) the provisions in this Guaranty do not conflict with or result in a default under any agreement or other instrument binding upon Guarantor and do not result in a violation of any law, regulation, court decree or order applicable to Guarantor; (e) Guarantor has not and will not, without the prior written consent of Lender, sell, lease, assign, encumber, hypothecate, transfer, or otherwise dispose of all or substantially all of Guarantor's assets, or any interest therein; (f) upon Lender's request, Guarantor will provide to Lender financial and credit information in a form acceptable to Lender, and all such financial information which currently has been, and all future financial information which will be provided to Lender is and will be true and correct in all material respects are likely present the financial condition of Guarantor as of the dates the financial information is provided; (g) no material adverse change has occurred, Guarantor's financial condition since the date of the most recent financial statements provided to Lender and no event has occurred which may materially adversely affect Guarantor's financial condition; (h) no litigation, claim, investigation, administrative prior pending or similar action (including those for unpaid taxes) against Guarantor is pending or threatened,
(i) Lender has made no representation to Guarantor as to the creditworthiness of Borrower; and (j) Guarantor has established adequate means of obtaining from Borrower on a continuing basis information regarding Borrower's financial condition. Guarantor agrees to keep adequately informed and such means of any facts, events, or circumstances which might in any way affect Guarantor's risks under this Guaranty, and Guarantor further agrees that, absent a inquest for information, Lender shall have no obligation to disclose to Guarantor any information or documents acquired by Lender in the course of its relationship with Borrower.

GUARANTOR'S WAIVERS. Except as prohibited by applicable law, Guarantor waives any right to require Lender (a) to continue lending money or extend other credit to Borrower; (b) to make any presentment, protest, demand, or notice of any kind, including notice of any nonpayment of its indebtedness or of any nonpayment related to any collateral, or notice of any action or nonaction on the part of Borrower, Lender, any surety, endorsement or other guarantor in connection with the indebtedness or in connection with the creation of new or additional loans or obligations; (c) to resort to payment or to proceed directly or at once against any person, including Borrower or any other guarantor, (d) to proceed directly against or exhaust a

06-30 1997                     COMMERCIAL GUARANTY                       Page 2
Loan No 27027106                   (Continued)
--------------------------------------------------------------------------------

collateral held by Lender from Borrower, any other guarantor, or any other person; (3) to give notice of the terms, time, and place of any public or private sale of personal property security held by Lender from Borrower or to comply with any other applicable provisions of the Uniform Commercial Code; (f) to pursue any other remedy within Lender's power; or (g) to commit any act or omission of any kind, or at any time, with respect to any matter whatsoever

Guarantor also waives any and all rights or defenses arising by reason of (a) any "one action" or "anti-deficiency" law or any other law which may prevent Lender from bringing any action, including a claim for deficiency, against Guarantor, before or after Lender's commencement or completion of any foreclosure action, either judicially or by exercise of a power of sale; (b) any election of remedies by Lender which destroys or otherwise adversely affects Guarantor's subrogation rights or Guarantor's rights to proceed against Borrower for reimbursement, including without limitation, any loss of rights Guarantor may suffer by reason of any law limiting, qualifying, or discharging the indebtedness; (c) any disability or other defense of Borrower, of any other guarantor, or of any other person, or by reason of the cessation of Borrower's liability from any cause whatsoever, other than payment in full in legal lender, of the indebtedness; (d) any right to claim discharge of the indebtedness on the basis of unjustified impairment of any collateral for the indebtedness: (e) any statute of limitations, if at any time any action or suit brought by Lender against Guarantor is commenced there is outstanding indebtedness of Borrower to Lender which is not barred by any applicable statute of limitations; or (f) any defenses given to guarantors at law or in equity other than actual payment and performance of the indebtedness. If payment is made by Borrower, whether voluntarily or otherwise, or by any third party, on the indebtedness and thereafter Lender is forced to remit the amount of that payment to Borrower's trustee in bankruptcy or to any similar person under any federal or state bankruptcy law or law for the relief of debtors, the indebtedness shall be considered unpaid for the purpose of enforcement of this Guaranty.

Guarantor further waives and agrees not to assert or claim at any time any deductions to the amount guaranteed under this Guaranty for any claim of setoff, counterclaim, counter demand, recoupment or similar right, whether such claim, demand or right may be asserted by the Borrower, the Guarantor, or both.

GUARANTOR'S UNDERSTANDING WITH RESPECT TO WAIVERS. Guarantor warrants and agrees that each of the waivers set forth above is made with Guarantor's full knowledge of its significance and consequences and that, under the circumstances, the waivers are reasonable and not contrary to public policy or law. If any such waiver is determined to be contrary to any applicable law or public policy, such waiver shall be effective only to the extent permitted by law or public policy.

LENDER'S RIGHT OF SETOFF. In addition to all liens upon and rights of setoff against the moneys, securities or other property of Guarantor given to Lender by law, Lender shall have, with respect to Guarantor's obligations to Lender under this Guaranty and to the extent permitted by law, a contractual possessory security interest in and a right of setoff against, and Guarantor hereby assigns, conveys, delivers, pledges, and transfers to Lender all of Guarantor's right, title and interest in and to, all deposits, moneys, securities and other property of Guarantor now or hereafter in the possession of or on deposit with Lender, whether held in a general or special account or deposit, whether held jointly with someone else, or whether held for safekeeping or otherwise, excluding however all IRA, Keogh, and trust accounts. Every such security interest and right of setoff may be exercised without demand upon or notice to Guarantor. No security interest or right of setoff shall be deemed to have been waived by any act or conduct on the part of Lender or by any neglect to exercise such right of setoff or to enforce such security interest or by any delay in so doing. Every right of setoff and security interest shall continue in full force and effect until such right of setoff or security interest is specifically waived or released by an instrument in writing executed by Lender.


SUBORDINATION OF BORROWER'S DEBTS TO GUARANTOR. Guarantor agrees that the indebtedness of Borrower to Lender, whether now existing or hereafter created, shall be prior to any claim that Guarantor may now have or hereafter acquire against Borrower, whether or not Borrower becomes insolvent. Guarantor hereby expressly subordinates any claim Guarantor may have against Borrower, upon any account whatsover, to any claim that Lender may now or hereafter have against Borrower. In the event of insolvency and consequent liquidation of the assets of Borrower, through bankruptcy by an assignment for the benefit of creditors, by voluntary liquidation, or otherwise, the assets of Borrower applicable to the payment of the claims of both Lender and Guarantor shall be paid to Lender and shall be first applied by Lender to the indebtedness of Borrower to Lender. Guarantor does hereby assign to Lender all claims which it may have or acquire against Borrower or against any assignee or trustee in bankruptcy of Borrower; provided however that such assignment shall be effective only for the purpose of assuring to Lender full payment in legal tender of the indebtedness. If Lender so requests, any notes or credit agreements now or hereafter evidencing any debts or obligations of Borrower to Guarantor shall be marked with a legend that the same are subject to this Guaranty and shall be delivered to Lender. Guarantor agrees, and Lender hereby is authorized, in the name of Guarantor, from time to time to execute and file financing statements and continuing statements and to execute such other documents and to take such other actions as Lender deems necessary or appropriate to perfect, preserve and enforce its rights under this Guaranty.


MISCELLANEOUS PROVISIONS. The following miscellaneous provisions are a part of this Guaranty:

        Amendments. This Guaranty, together with any Related Documents, constitutes the entire understanding and agreement of the parties as to the matters set forth in this Guaranty. No alteration of or amendment to this Guaranty shall be effective unless given in writing and signed by the party or parties sought to be charged or bound by the alterations or amendment.

        Applicable Law. This Guaranty has been delivered to Lender and accepted by Lender in the State of Vermont. If there is a lawsuit, Guarantor agrees upon Lender's request to submit to the jurisdiction of the courts of WINDSOR County, State of Vermont. Lender and Guarantor hereby waive the right to any jury trial in any action, proceeding, or counterclaim brought by either Lender or Guarantor against the other. This Guaranty shall be governed by and construed in accordance with the laws of the State of Vermont.

        Attorney's Fees; Expenses. Guarantor agrees to pay upon demand all of Lender's costs and expenses. Including attorney's fees and Lender's legal expenses, incurred in connection with the enforcement of this Guaranty. Lender may pay someone else to help enforce this Guaranty, and Guarantor shall pay the costs and expenses of such enforcement. Costs and expenses include Lender's attorney's fees and legal expenses whether or not there is a lawsuit, including attorney's fees and legal expenses for bankruptcy proceedings (and including efforts to modify or vacate any automatic stay or injunction), appeals, and any anticipated post-judgment collection services. Guarantor also shall pay all court costs and such additional fees as may be directed by the court.

        Notices. All notices required to be given by either party to the other under this Guaranty shall be in writing, may be sent by telefacsimile, and, except for revocation notices by Guarantor, shall be effective when actually delivered or when deposited with a nationally recognized overnight courier, or when deposited in the United States mail, first class postage prepaid, addressed to the party to whom the notice is to be given at the address shown above or to such other addresses as either party may designate to the other in writing. All revocation notices by Guarantor shall be in writing and shall be effective only upon delivery to Lender as provided above in the section titled "DURATION OF GUARANTY." If there is more than one Guarantor, notice to any Guarantor will constitute notice to all Guarantors. For notice purposes, Guarantor agrees to keep Lender informed at all times of Guarantor's current address.

        Interpretation. In all cases where there is more than one Borrower or Guarantor, then all words used in this Guaranty in the singular shall be deemed to have been used in the plural where the context and construction so require; and where there is more than one Borrower named in this Guaranty or when this Guaranty is executed by more than one Guarantor, the words "Borrower" and "Guarantor" respectively shall mean all and any one or more of them. The words "Guarantor," "Borrower," and "Lender" include the heirs, successors, assigns, and transferees of each of them. Caption headings in this Guaranty are for convenience purposes only and are not to be used to interpret or define the provisions of this Guaranty. If a court of competent jurisdiction finds any provision of this Guaranty to be invalid or unenforceable as to any person or circumstance, such finding shall not render that provision invalid or unenforceable as to any other persons or circumstances, and all provisions of this Guaranty in all other respects shall remain valid and enforceable. If any one or more of Borrower or Guarantor are corporations or partnerships, it is not necessary for Lender to inquire into the powers of Borrower or Guarantor or of the officers, directors, partners, or agents acting or purporting to act on their behalf, and any indebtedness made or created in reliance upon the professed exercise of such powers shall be guaranteed under this Guaranty.

        Waiver. Lender shall not be deemed to have waived any rights under this Guaranty unless such waiver is given in writing and signed by Lender. No delay or omission on the part of Lender in exercising any right shall operate as a waiver of such right or any other right. A waiver by Lender of a provision of this Guaranty shall not prejudice or constitute a waiver of Lender's right otherwise to demand strict compliance with that provision or any other provision of this Guaranty. No prior waiver by Lender, nor any course of dealing between Lender and Guarantor, shall constitute a waiver of any of Lender's rights or of any of Guarantor's obligations as to any future transactions. Whenever the consent of Lender is required under this Guaranty, the granting of such consent by Lender in any instance shall not constitute continuing consent to subsequent instances where such consent is required and in all cases such consent may be granted or withheld in the sole discretion of Lender.

06-30-1997                     COMMERCIAL GUARANTY                       Page 3
Loan No 27027106                   (Continued)
--------------------------------------------------------------------------------

EACH UNDERSIGNED GUARANTOR ACKNOWLEDGES HAVING READ ALL THE PROVISIONS OF THIS GUARANTY AND AGREES TO ITS TERMS. IN ADDITION, EACH GUARANTOR UNDERSTANDS THAT THIS GUARANTY IS EFFECTIVE UPON GUARANTOR'S EXECUTION AND DELIVERY OF THIS GUARANTY TO LENDER AND THAT THE GUARANTY WILL CONTINUE UNTIL TERMINATED IN THE MANNER SET FORTH IN THE SECTION TITLED "DURATION OF GUARANTY." NO FORMAL ACCEPTANCE BY LENDER IS NECESSARY TO MAKE THIS GUARANTY EFFECTIVE. THIS GUARANTY IS DATED JUNE 30, 1997.

GUARANTOR:


/s/SUSAN PLAUSTEINER
----------------------------
SUSAN PLAUSTEINER


Signed, acknowledged and delivered in the presence of:

/s/ CURTIS BOWDIN
-----------------------------
Witness


/s/ [signature illegible]
-----------------------------
Witness

--------------------------------------------------------------------------------
                           INDIVIDUAL ACKNOWLEDGMENT


STATE OF VERMONT  )
                  )ss
COUNTY OF WINDSOR )



BE IT REMEMBERED that on the 30th day of June, 1997 personally appeared SUSAN D. PLAUSTEINER, signer and sealer of the foregoing written instrument and acknowledged the same to be his or her free act and deed.

Before me:  /s/ CURTIS BOWDIN
            --------------------------------
                      Notary Public

--------------------------------------------------------------------------------
                               [Copy Illegible]

                              COMMERCIAL GUARANTY

---------------------------------------------------------------------------------------------------------
  Principal    Loan Date    Maturity    Loan No    Call    Collateral    Account    Officer    Initials
                                                    1E        204                     DGW
---------------------------------------------------------------------------------------------------------
References in the shaded area are for Lender's use only and do not limit the applicability of this document to any particular loan or item.
---------------------------------------------------------------------------------------------------------


Borrower:   ASCUTNEY MOUNTAIN RESORT, L.P.      (TIN:      Lender: MASCOMA SAVINGS BANK, fsb
            03-0339700); ET. AL.                                   GATES STREET OFFICE
            ROUTE 44, P.O. BOX 699                                 10 GATES STREET
            BROWNSVILLE, VT 05037                                  PO BOX 426
                                                                   WHITE RIVER JCT., VT 05001
Guarantor:  STEVEN H. PLAUSTEINER
            COACHING LANE
            BROWNSVILLE, VT 05037

=========================================================================================================

AMOUNT OF GUARANTY. The amount of this Guaranty is Unlimited.

CONTINUING UNLIMITED GUARANTY. For good and valuable consideration, STEVEN H. PLAUSTEINER ("Guarantor") absolutely and unconditionally guarantees and promises to pay to MASCOMA SAVINGS BANK, fsb ("Lender") or its order, in legal tender of the United States of America, the indebtedness (as that term is defined below) of ASCUTNEY MOUNTAIN RESORT, L.P. and ASCUTNEY MOUNTAIN RESORT HOTEL, L.P. ("Borrower") to Lender on the terms and conditions set forth in this Guaranty. Under this Guaranty, the liability of Guarantor is unlimited and the obligations of Guarantor are continuing.

DEFINITIONS. The following words shall have the following meanings when used in this Guaranty:

     Borrower. The word "Borrower" means ASCUTNEY MOUNTAIN RESORT, L.P. and ASCUTNEY MOUNTAIN RESORT HOTEL, L.P.

     Guarantor. The word "Guarantor" means STEVEN H. PLAUSTEINER.

     Guaranty. The word "Guaranty" means this Guaranty made by Guarantor for the benefit of Lender dated June 30, 1997.

     Indebtedness. The word "Indebtedness" is used in its most comprehensive sense and means and includes any and all of Borrower's liabilities, obligations, debts, and indebtedness to Lender, now existing or hereinafter incurred or created, including, without limitation, all loans, advances, interest, costs, debts, overdraft indebtedness, credit card indebtedness, lease obligations, other obligations, and liabilities of Borrower, or any of them, and any present or future judgments against Borrower, or any of them; and whether any such indebtedness is voluntarily or involuntarily incurred, due or not due, absolute or contingent, liquidated or unliquidated, determined or undetermined, whether Borrower may be liable individually or jointly with others, or primarily or secondarily, or as guarantor or surety; whether recovery on the indebtedness may be or may become barred or unenforceable against Borrower for any reason whatsoever; and whether the indebtedness arises from transactions which may be voidable on account of infancy, insanity, ultra vires, or otherwise.

     Lender. The word "Lender" means MASCOMA SAVINGS BANK, fsb, its successors and assigns.

     Related Documents. The words "Related Documents" mean and include without limitation all promissory notes, credit agreements, loan agreements, environmental agreements, guaranties, security agreements, mortgages, deeds of trust, and all other instruments, agreements and documents, whether now or hereinafter existing, executed in connection with the indebtedness.

NATURE OF GUARANTY. Guarantor's liability under this Guaranty shall be open and continuous for so long as this Guaranty remains in force. Guarantor intends to guarantee at all times the performance and prompt payment when due, whether at maturity or earlier by reason of acceleration or otherwise, of all indebtedness. Accordingly, no payments made upon the indebtedness will discharge or diminish the continuing liability of Guarantor in connection with any remaining portions of the indebtedness or any of the indebtedness which subsequently arises or is thereafter incurred or contracted.

DURATION OF GUARANTY. This Guaranty will take effect when received by Lender without the necessity of any acceptance by Lender, or any notice to Guarantor or to Borrower, and will continue in full force until all indebtedness incurred or contracted before receipt by Lender of any notice of revocation shall have been fully and finally paid and satisfied and all other obligations of Guarantor under this Guaranty shall have been performed in full. If Guarantor elects to revoke this Guaranty, Guarantor may only do so in writing. Guarantor's written notice of revocation must be mailed to Lender, by certified mail, at the address of Lender listed above or such other place as Lender may designate in writing. Written revocation of this Guaranty will apply only to advances or new indebtedness created after actual receipt by Lender of Guarantor's written revocation. For this purpose and without invitation, the term "new indebtedness" does not include indebtedness which at the time of notice of revocation is contingent, unliquidated, undetermined or not due and which later becomes absolute, liquidated, determined or due. This Guaranty will continue to bind Guarantor for all indebtedness incurred by Borrower or committed by Lender prior to receipt of Guarantor's written notice of revocation, including any extensions, renewals, substitutions or modifications of the indebtedness. All renewals, extensions, substitutions, and modifications of the indebtedness granted after Guarantor's revocation, are contemplated under this Guaranty and, specifically will not be considered to be new indebtedness. This Guaranty shall bind the estate of Guarantor as to indebtedness created both before and after the death or incapacity of Guarantor, regardless of Lender's actual notice of Guarantor's death. Subject to the foregoing, Guarantor's executor or administrator or other legal representative may terminate this Guaranty in the same manner in which Guarantor might have terminated it and with the same effect. Release of any other guarantor or termination of any other guaranty of the indebtedness shall not affect the liability of Guarantor under this Guaranty. A revocation received by Lender from any one or more Guarantors shall not affect the liability of any remaining Guarantors under this Guaranty. It is anticipated that fluctuations may occur in the aggregate amount of indebtedness covered by this Guaranty, and it is specifically acknowledged and agreed by Guarantor that reductions in the amount of indebtedness, even to zero dollars ($0.00), prior to written revocation of this Guaranty by Guarantor shall not constitute a termination of this Guaranty. This Guaranty is binding upon Guarantor and Guarantor's heirs, successors and assigns so long as any of the guaranteed indebtedness remains unpaid and even though the indebtedness guaranteed may from time to time be zero dollars ($0.00).

GUARANTOR'S AUTHORIZATION TO LENDER. Guarantor authorizes Lender, either before or after any revocation hereof, without notice or demand and without lessening Guarantor's liability under this Guaranty, from time to time: (a) prior to revocation as set forth above, to make one or more additional secured or unsecured loans to Borrower, to lease equipment or other goods to Borrower, or otherwise to extend additional credit to Borrower; (b) to alter, compromise, renew, extend, accelerate, or otherwise change one or more times the time for payment or other terms of the indebtedness or any part of the indebtedness, including increases and decreases of the rate of interest on the indebtedness; extensions may be repealed and may be for longer than the original loan term;
(c) to take and hold security for the payment of this Guaranty or the indebtedness, and exchange, enforce, waive, subordinate, fail or decide not to perfect, and release any such security, with or without the substitution of new collateral; (d) to release, substitute, agree not to sue, or deal with any one or more of Borrower's sureties, endorsers, or other guarantors on any terms or in any manner Lender may choose; (e) to determine how, when and what application of payments and credits shall be made on the indebtedness; (f) to apply such security and direct the order or manner of sale thereof, including without limitation, any nonjudicial sale permitted by the terms of the controlling security agreement or deed of trust, as Lender in its discretion may determine;
(g) to sell, transfer, assign, or grant participations in all or any part of the indebtedness; and (h) to assign or transfer this Guaranty in whole or in part.

GUARANTOR'S REPRESENTATIONS AND WARRANTIES. Guarantor represents and warrants to Lender that (a) no representations or agreements of any kind have been made to Guarantor which would limit or qualify in any way the terms of this Guaranty;
(b) this Guaranty is executed at Borrower's request and not at the request of Lender; (c) Guarantor has full power, right and authority to enter into this Guaranty; (d) the provisions of this Guaranty do not conflict with or result in a default under any agreement or other instrument binding upon Guarantor and do not result in a violation of any law, regulation, court decree or order applicable to Guarantor; (e) Guarantor has not and will not, without the prior written consent of Lender, sell, lease, assign, encumber, hypothecate, transfer, or otherwise dispose of all or substantially all of Guarantor's assets, or any interest therein; (f) upon Lender's request, Guarantor will provide to Lender financial and credit information in form acceptable to Lender, and all such financial information which currently has been, and all future financial information which will be provided to Lender is and will be true and correct in all material respects and fairly present the financial condition of Guarantor as of the dates the financial information is provided; (g) no material adverse change has occurred in Guarantor's financial condition since the date of the most recent financial statements provided to Lender and no event has occurred which may materially adversely affect Guarantor's financial condition;
(h) no litigation, claim, investigation, administrative proceeding or similar action (including those for unpaid taxes) against Guarantor is pending or threatened; (i) Lender has made no representation to Guarantor as to the creditworthiness of Borrower; and (j) Guarantor has established adequate means of obtaining from Borrower on a continuing basis information regarding Borrower's financial condition. Guarantor agrees to keep adequately informed from such means of any facts, events, or circumstances which might in any way affect Guarantor's risks under this Guaranty, and Guarantor further agrees that, absent a request for information, Lender shall have no obligation to disclose to Guarantor any information or documents acquired by Lender in the course of its relationship with Borrower.

GUARANTOR'S WAIVERS. Except as prohibited by applicable law, Guarantor waives any right to require Lender (a) to continue lending money or to extend other credit to Borrower; (b) to make any presentment, protest, demand or notice of any kind, including notice of any nonpayment of the indebtedness or of any nonpayment related to any collateral, or notice of any action or nonaction on the part of Borrower, Lender, any surety, endorser, or other guarantor in connection with the indebtedness or in connection with the creation of new or additional loans or obligations; (c) to resort for payment or to proceed directly or at once against any person, including Borrower or any other guarantor; (d) to proceed directly against or exhaust any

06-30-1997                      COMMERCIAL GUARANTY                      Page 2
Loan No 27027106                    (Continued)
================================================================================

collateral held by Lender from Borrower, any other guarantor, or any other person; (e) to give notice of the terms, time, and place of any public or private sale of personal property security held by Lender from Borrower or to comply with any other applicable provisions of the Uniform Commercial Code;
(f) to pursue any other remedy within Lender's power; or (g) to commit any act or omission of any kind, or at any time, with respect to any matter whatsoever.

Guarantor also waives any and all rights or defenses arising by reason of (a) any "one action" or "anti-deficiency" law or any other law which may prevent Lender from bringing any action, including a claim for deficiency, against Guarantor, before or after Lender's commencement or completion of any foreclosure action, either judicially or by exercise of a power of sale; (b) any election or remedies by Lender which destroys or otherwise adversely affects Guarantor's subrogation rights or Guarantor's rights to proceed against Borrower for reimbursement, including without limitation, any loss of rights Guarantor may suffer by reason of any law limiting, qualifying, or discharging the indebtedness; (c) any disability or other defense of Borrower, of any other guarantor, or of any other person, or by reason of the cessation of Borrower's liability from any cause whatsoever, other than payment in full in legal tender, of the indebtedness; (d) any right to claim discharge of the indebtedness on the basis of unjustified impairment of any collateral for the indebtedness; (e) any statute of limitations, if at any time any action or suit brought by Lender against Guarantor is commenced there is outstanding indebtedness of Borrower to Lender which is not barred by any applicable statute of limitations; or (f) any defenses given to guarantors at law or in equity other than actual payment and performance of the indebtedness. If payment is made by Borrower, whether voluntarily or otherwise, or by any third party, on the indebtedness and thereafter Lender is forced to remit the amount of that payment to Borrower's trustee in bankruptcy or to any similar person under any federal or state bankruptcy law or law for the relief of debtors, the indebtedness shall be considered unpaid for the purpose of enforcement of this Guaranty.

Guarantor further waives and agrees not to assert or claim at any time any deductions to the amount guaranteed under this Guaranty for any claim of setoff, counterclaim, counter demand, recoupment or similar right, whether such claim, demand or right may be asserted by the Borrower, the Guarantor, or both.

GUARANTOR'S UNDERSTANDING WITH RESPECT TO WAIVERS. Guarantor warrants and agrees that each of the waivers set forth above is made with Guarantor's full knowledge of its significance and consequences and that, under the circumstances, the waivers are reasonable and not contrary to public policy or law. If any such waiver is determined to be contrary to any applicable law or public policy, such waiver shall be effective only to the extent permitted by law or public policy.

LENDER'S RIGHT OF SETOFF. In addition to all liens upon and rights of setoff against the moneys, securities or other property of Guarantor given to Lender by law, Lender shall have, with respect to Guarantor's obligations to Lender under this Guaranty and to the extent permitted by law, a contractual possessory security interest in and a right of setoff against, and Guarantor hereby assigns, conveys, delivers, pledges, and transfers to Lender all of Guarantor's right, title and interest in and to, all deposits, moneys, securities and other property of Guarantor now or hereafter in the possession of or on deposit with Lender, whether held in a general or special account or deposit, whether held jointly with someone else, or whether held for safekeeping or otherwise, excluding however all IRA, Keogh, and trust accounts. Every such security interest and right of setoff may be exercised without demand upon or notice to Guarantor. No security interest or right of setoff shall be deemed to have been waived by any act or conduct on the part of Lender or by any neglect to exercise such right of setoff or to enforce such security interest or by any delay in so doing. Every right of setoff and security interest shall continue in full force and effect until such right of setoff or security interest is specifically waived or released by an instrument in writing executed by Lender.

SUBORDINATION OF BORROWER'S DEBTS TO GUARANTOR. Guarantor agrees that the indebtedness of Borrower to Lender, whether now existing or hereafter created, shall be prior to any claim that Guarantor may now have or hereafter acquire against Borrower, whether or not Borrower becomes insolvent. Guarantor hereby expressly subordinates any claim Guarantor may have against Borrower, upon any account whatsoever, to any claim that Lender may now or hereafter have against Borrower. In the event of insolvency and consequent liquidation of the assets of Borrower, through bankruptcy, by an assignment for the benefit of creditors, by voluntary liquidation, or otherwise, the assets of Borrower applicable to the payment of the claims of both Lender and Guarantor shall be paid to Lender and shall be first applied by Lender to the indebtedness of Borrower to Lender. Guarantor does hereby assign to Lender all claims which it may have or acquire against Borrower or against any assignee or trustee in bankruptcy of Borrower; provided however, that such assignment shall be effective only for the purpose of assuring to Lender full payment in legal tender of the indebtedness. If Lender so requests, any notes or credit agreements now or hereafter evidencing any debts or obligations of Borrower to Guarantor shall be marked with a legend that the same are subject to this Guaranty and shall be delivered to Lender. Guarantor agrees, and Lender hereby is authorized, in the name of Guarantor, from time to time to execute and his financing statements and continuation statements and to execute such other documents and to take such other actions as Lender deems necessary or appropriate to perfect, preserve and enforce its rights under this Guaranty.

MISCELLANEOUS PROVISIONS. The following miscellaneous provisions are a part of this Guaranty:

     Amendments. This Guaranty, together with any Related Documents, constitutes the entire understanding and agreement of the parties as to the matters set forth in this Guaranty. No alteration of or amendment to this Guaranty shall be effective unless given in writing and signed by the party or parties sought to be charged or bound by the alteration or amendment.

     Applicable Law. This Guaranty has been delivered to Lender and accepted by Lender in the State of Vermont. If there is a lawsuit, Guarantor agrees upon Lender's request to submit to the jurisdiction of the courts of WINDSOR County, State of Vermont. Lender and Guarantor hereby waive the right to any jury trial in any action, proceeding, or counterclaim brought by either Lender or Guarantor against the other. This Guaranty shall be governed by and construed in accordance with the laws of the State of Vermont.

     Attorneys' Fees; Expenses. Guarantor agrees to pay upon demand all of Lender's costs and expenses, including attorneys' fees and Lender's legal expenses, incurred in connection with the enforcement of this Guaranty. Lender may pay someone else to help enforce this Guaranty, and Guarantor shall pay the costs and expenses of such enforcement. Costs and expenses include Lender's attorneys' fees and legal expenses whether or not there is a lawsuit, including attorneys' fees and legal expenses for bankruptcy proceedings (and including efforts to modify or vacate any automatic stay or injunction), appeals, and any anticipated post-judgment collection services. Guarantor also shall pay all court costs and such additional fees as may be directed by the court.

     Notices. All notices required to be given by either party to the other under this Guaranty shall be in writing, may be sent by telefacsimile, and, except for revocation notices by Guarantor, shall be effective when actually delivered or when deposited with a nationally recognized overnight courier, or when deposited in the United States mail, first class postage prepaid, addressed to the party to whom the notice is to be given at the address shown above or to such other addresses as either party may designate to the other in writing. All revocation notices by Guarantor shall be in writing and shall be effective only upon delivery to Lender as provided above in the section titled "DURATION OF GUARANTY." If there is more than one Guarantor, notice to any Guarantor will constitute notice to all Guarantors. For notice purposes, Guarantor agrees to keep Lender informed at all times of Guarantor's current address.

     Interpretation. In all cases where there is more than one Borrower or Guarantor, then all words used in this Guaranty in the singular shall be deemed to have been used in the plural where the context and construction so require; and where there is more than one Borrower named in this Guaranty or when this Guaranty is executed by more than one Guarantor, the words "Borrower" and "Guarantor" respectively shall mean all and any one or more of them. The words "Guarantor," "Borrower," and "Lender" include the heirs, successors, assigns, and transferees of each of them. Caption headings in this Guaranty are for convenience purposes only and are not to be used to interpret or define the provisions of this Guaranty. If a court of competent jurisdiction finds any provision of this Guaranty to be invalid or unenforceable as to any person or circumstance, such finding shall not render that provision invalid or unenforceable as to any other persons or circumstances, and all provisions of this Guaranty in all other respects shall remain valid and enforceable. If any one or more of Borrower or Guarantor are corporations or partnerships, it is not necessary for Lender to inquire into the powers of Borrower or Guarantor or of the officers, directors, partners, or agents acting or purporting to act on their behalf, and any indebtedness made or created in reliance upon the professed exercise of such powers shall be guaranteed under this Guaranty.

     Waiver. Lender shall not be deemed to have waived any rights under this Guaranty unless such waiver is given in writing and signed by Lender. No delay or omission on the part of Lender in exercising any right shall operate as a waiver of such right or any other right. A waiver by Lender of a provision of this Guaranty shall not prejudice or constitute a waiver of Lender's right otherwise to demand strict compliance with that provision or any other provision of this Guaranty. No prior waiver by Lender, nor any course of dealing between Lender and Guarantor, shall constitute a waiver of any of Lender's rights or of any of Guarantor's obligations as to any future transactions. Whenever the consent of Lender is required under this Guaranty, the granting of such consent by Lender in any instance shall not constitute continuing consent to subsequent instances where such consent is required and in all cases such consent may be granted or withheld in the sole discretion of Lender.

06-30-1997                      COMMERCIAL GUARANTY                       Page 3
Loan No 27027106                    (Continued)
================================================================================

EACH UNDERSIGNED GUARANTOR ACKNOWLEDGES HAVING READ ALL THE PROVISIONS OF THIS GUARANTY AND AGREES TO ITS TERMS. IN ADDITION, EACH GUARANTOR UNDERSTANDS THAT THIS GUARANTY IS EFFECTIVE UPON GUARANTOR'S EXECUTION AND DELIVERY OF THIS GUARANTY TO LENDER AND THAT THE GUARANTY WILL CONTINUE UNTIL TERMINATED IN THE MANNER SET FORTH IN THE SECTION TITLED "DURATION OF GUARANTY." NO FORMAL ACCEPTANCE BY LENDER IS NECESSARY TO MAKE THIS GUARANTY EFFECTIVE. THIS GUARANTY IS DATED JUNE 30, 1997.

GUARANTOR:

x  /s/ STEVEN H. PLAUSTEINER
 -----------------------------------
   STEVEN H. PLAUSTEINER


Signed, acknowledged and delivered in the presence of:

X /s/ CURTIS BOWDIN
 -----------------------------------
   Witness


X [signature illegible]
 -----------------------------------
   Witness

--------------------------------------------------------------------------------
                           INDIVIDUAL ACKNOWLEDGEMENT

STATE OF   Vermont )
                   )ss
COUNTY OF  Windsor )


BE IT REMEMBERED that on the 30th day of June, 1997, personally appeared STEVEN
H. PLAUSTEINER, signer and sealer of the foregoing written instrument and acknowledged the same to be his or her free act and deed.

Before me: /s/ CURTIS BOWDIN
          ------------------------------
                  Notary Public

================================================================================

ESSEX COUNTY CLERK             Instrument Number           Recording Stamp

     GRAPHIC

Type of document  COLLATERAL SECURITY MORTGAGE


Party(ies) Mortgagor                                   Town North Elba
Steven Plausteiner and
Susan Plausteiner


                                                       Consideration $700,000.

Party(ies) Mortgagee                                   Transfer Tax Stamp

Mascoma Savings Bank, fsb

Mortgage Tax Stamp
                                                       Time Stamp
Record & Return to:

SMITH & SMITH

159 Main Street

Lake Placid, NY 12946


Recorded by:
            -----------------
This sheet constitutes the Clerk endorsement required by section 316 A(5) for the Real Property Law of the State of New York.

FORM 595 N.Y.  COLLATERAL  SECURITY MORTGAGE        [GRAPHIC] TUTBLANX
                                                    Registered U.S. Pat. Office
                                                    Tuttle Law Print, Publishers
                                                    [Illegible]


                                  THIS MORTGAGE

Made this                day of                        , One thousand

nine hundred Ninety-seven,



Between    STEVEN PLAUSTEINER and SUSAN PLAUSTEINER
           PO Box 699
           Brownsville, VT  05037


parties   of the first part, hereinafter called the Mortgagor, and
MASCOMA SAVINGS BANK, fsb
10 Gates Street, PO Box 426, White River Junction, VT 05001 hereinafter called the Mortgagee, witnesseth; that


Whereas,   the undersigned

now        or may hereafter become indebted unto the Mortgagee.

Now this indenture witnesseth, that to secure the payment of such indebtedness, and also for and in consideration of the sum of One Dollar to the Mortgagor in hand paid by the Mortgagee, and of other good and valuable considerations, the receipt whereof is hereby acknowledged, the Mortgagor mortgages to the Mortgagee,

All that tract or parcel of land, situate in the Town of North Elba, County of Essex, and State of New York, and more particularly described in SCHEDULE A attached hereto and incorporated herein.

This grant is intended      , continuing security for the payment where due of
any and all indebtedness or liability of any kind, whether direct or contingent, or whether now due or hereafter to become due, which the Mortgagee now holds or may hereafter hold against Steven Plausteiner and Susan Plausteiner and all renewals or extensions thereof, or of any part thereof, to a principal amount not to exceed at any one [illegible] (exclusive of interest, taxes, assessments, water rates, insurance or other expenses paid or incurred by the Mortgagee to preserve the mortgage lien)
Seven Hundred Thousand and no/100-----------------------------------------------
($700,000.00) Dollars,



     And the said Mortgagor covenants with the Mortgagee as follows:
     1. That the Mortgagor will pay the indebtedness as hereinbefore provided.
     2. That the Mortgagor will keep the buildings on the premises insured against loss by fire or such other hazards as the Mortgagee may require for the benefit of the Mortgagee; that the Mortgagor will assign and deliver the policies to the Mortgagee; and that the Mortgagor will reimburse the Mortgagee for any premiums paid for insurance made by the Mortgagee on the Mortgagor's default in so insuring the buildings or in so assigning and delivering the policies.
     3. That the Mortgagor warrants the title to the premises.
     4. That the Mortgagor will pay all taxes, assessments or water rates, and all payments which are or may become due on any prior mortgage on said premises, and in default thereof, the Mortgagee may pay the same.
     5. That the whole of said indebtedness shall immediately become due after default in the payment of any part thereof, or of interest thereon or any part thereof, or after any default in the payment of the principal or interest, or any installment thereof, secured by any prior mortgage or other lien on said premises, or after default for thirty days after notice and demand, in the payment of any tax, water rate or assessment, anything herein contained to the contrary notwithstanding.
     6. That the whole of the indebtedness now or hereafter secured hereby shall become immediately due and payable at the option of the said Mortgagee upon a conveyance of the said premises, or any part thereof, or upon the actual or threatened demolition or removal of any building upon said premises, or if such buildings are not kept in good and rentable condition and repair, and no building thereon shall be removed or demolished without the consent of the Mortgagee.
     7. That upon the making of an assignment for the benefit of creditors by, or upon the filing of a petition in bankruptcy by or against the said Mortgagor or any person or corporation whose indebtedness is secured hereby, or upon the application for the appointment of a receiver of the property of the Mortgagor, or any such person, or corporation, or of any person or corporation which may become and be owner of the mortgaged premises, or upon any act of insolvency or bankruptcy of the Mortgagor, or any such person or corporation, or of any such owner, or upon the legal incapacity of the Mortgagor, or any such person or corporation, or owner, or any of them, the whole of said indebtedness of every kind and nature held by the Mortgagee and now or hereafter secured hereby shall become due and payable forthwith, without notice or demand of payment. The Mortgagor hereby waives presentment, demand of payment, protest, notice of non-payment, and/or of protest of any instrument on which he is or may become liable, now or hereafter secured hereby, and the said Mortgagor expressly agrees that the Mortgagee may release or extend the time of any party liable on any such obligation without notice and without affecting his obligation thereon or under this instrument.
     8. That if default shall be made in the payment of the indebtedness now or hereafter secured by this mortgage, or any part thereof or all or any part of the interest thereon, at the time or times when the same shall become due and payable, or upon default under any of the provisions of this mortgage, the said Mortgagee shall have the right forthwith, after any such default, to enter upon and take possession of said mortgaged premises, and to let the said premises and receive the rents, issues and profits thereof, and to apply the same (after the payment of all charges and expenses which are necessary in the absolute discretion of the Mortgagee) on the indebtedness hereby intended to be secured, and said gross rents and profits are, in the event of any default under the provisions of this instrument, hereby assigned to the Mortgagee without notice or demand.
     9. That the Mortgagee may immediately, after any such default, upon a complaint filed, or any other proper legal proceedings being commenced for the foreclosure of this mortgage, apply for, and shall be entitled as a matter of right, without consideration of the value of the mortgaged premises as security for the indebtedness due the Mortgagee, or of the solvency of any person or persons liable for the payment of such indebtedness, and without notice, to the appointment by any competent court or tribunal, of a receiver of the rents and profits of the said premises, with power to lease the same or any part thereof, and with such other powers as may be deemed necessary, who, after deducting all proper charges and expenses attending the execution of the said trust, as receiver, shall apply the residue of the said rents and profits to the payment and satisfaction of the amount unpaid on the indebtedness now or hereafter secured hereby, or to any deficiency which may exist after applying the proceeds of the sale of the said premises to the payment of any and all indebtedness due the Mortgagee.
     10. It is further expressly agreed that the Mortgagee may resort for the payment of said indebtedness to its several securities therefor, in such order and manner as it may see fit, and may maintain an action to foreclose this mortgage notwithstanding the pendency of any action to recover any part of the indebtedness secured hereby, or the recovery of any judgment in such action, nor shall the Mortgagee be required, during the pendency of any action to foreclose this mortgage, to obtain leave of any court in order to commence or maintain any other action to recover any part of the indebtedness secured hereby.
     11. That notice and demand or request may be made in writing and may be served in person or by mail.
     12. No waiver by the Mortgagee of the breach of any of the foregoing covenants, or failure of the Mortgagee to exercise any option given to it shall be deemed to be a waiver of any other breach of the same or any other covenant, or of its rights thereafter to exercise any such option.
     The term "Mortgagor" and all words referring to the Mortgagor, shall be deemed to include any and/or either and/or all of the parties of the first part, their heirs, executors, administrators, successors or assigns.

In witness whereof this mortgage has been duly executed by the Mortgagor.

                                                /s/ STEVEN PLAUSTEINER
                                               ---------------------------------
                                                Steven Plausteiner

                                               ---------------------------------

                                                /s/ SUSAN D. PLAUSTEINER
                                               ---------------------------------
                                                Susan Plausteiner

                                                By
                                                  ------------------------------

                                               ---------------------------------

                       }
   STATE OF VERMONT    }  ss.
   County of WINDSOR   }


     On this 30th day of June, 1997, before me, the subscriber, personally appeared STEVEN PLAUSTEINER and SUSAN PLAUSTEINER, to me personally known and known to me to be the same persons described in and who executed the foregoing instrument, and they duly acknowledged to me that they executed the same.

                                                     [Signature Illegible]
                                                    ----------------------------
                                                     Notary Public
                                                    ----------------------------
                                                     My commission
                                                     expires 2/10/99


STATE OF NEW YORK,}
County of         } ss.
                  }

     On this         day of               , 19  , before me, personally
appeared                 , to me known, who, being by me duly sworn, did
depose and say: That he resides in                          , that he is the
             of                      , the corporation described in and which
executed the foregoing instrument; that he knows the seal of said corporation; that the seal affixed to the said instrument is such corporate seal; that it was so affixed by order of the Board of Directors of the said corporation, and that he signed his name thereto by like order.

                                                    ----------------------------

                                                    ----------------------------


Mortgage =======================================================================
                                  RECORDING TAX RECEIPT
COLLATERAL SECURITY MORTGAGE

==============================     STATE OF NEW YORK,       }
                                                            } ss.
                                   County of ...............}
    STEVEN PLAUSTEINER and
    SUSAN PLAUSTEINER              I do hereby certify that I have

           TO                      received on the within Mortgage,

    MASCOMA SAVINGS BANK, fsb      $____________, being the amount of
                                   the Recording Tax imposed thereon
                                   and paid at the date of the recording
==============================     thereof.
Dated, ________________, 1997
==============================
                                   Dated ....................19

                                         ..............................

                                         ..............................


                                   Recording Officer of ................
                                      County, N.Y.



-----------------------
|   SMITH & SMITH      |
|  Attorneys at Law    |
|   159 Main Street    |
|Lake Placid, NY 12946 |
|                      |
-----------------------

                                   SCHEDULE A

PARCEL 1

     All those certain premises conveyed by Gary Woodward to Steven Plausteiner and Susan Plausteiner by:

     a) deed dated January 11, 1991, and recorded in the Essex County Clerk's office on January 17, 1991, in Book 983 of Deeds at page 296 and by

     b) correction deed (for the purpose of having grantor's own signature instead of by power of attorney) dated January 14, 1991, and recorded in the Essex County Clerk's office on April 17, 1991, in Book 990 of Deeds at page 5, and more particularly described therein as follows:

     "All that piece or parcel of land situate in the Town of North Elba, County of Essex and State of New York, being part of Lot No. 236, Township No. 11, Old Military Tract, Richard's Survey and more particularly described as follows:

     "Beginning at a point marked by an iron pipe and stones in the northeasterly limit of a 33 foot right of way, said point being the northwest corner of a parcel of land conveyed by Nettie Marie Jones to Oscar D. Nohowel and Marjorie R. Nohowel, his wife, by deed dated February 26, 1971 and recorded in the Essex County Clerk's Office on April 13, 1971, in Book 497 of Deeds at page 394, and from said point of beginning running thence North 72[d]30' East along the northerly line of said parcel a distance of 290.45 feet to a point marked by an iron pipe; thence continuing along said line in the same course a distance of three feet to the westerly shore of a small cove on the westerly side of Lake Placid; thence continuing in the same course a distance of 60 feet (a total distance of 353.45 feet) to a point marked by a drill hole in a rock on the westerly shore of Lake Placid at the extreme northeast corner of said cove; thence northwesterly along the shore a distance of 150 feet, measured in a straight line, to a point; thence South 82[d]06' West, a distance of 325 feet to a point in the northeasterly limit of the 33 foot right of way first above mentioned; thence South 38[d]22' East along the northeasterly limit thereof a distance of 180.0 feet to the point or place of beginning.

     "Also granting all of the rights, title and interests of the party of the first part herein and to the land and land under water abutting the above-described parcel and lying between the sidelines thereof extended easterly into the Lake to the easterly line of said lot No. 236.

     "Also conveying hereby, as an appurtenance to, for the benefit of and to provide access to the premises conveyed hereby, an easement and right of way, in common with the party of the first part and others, 33 feet in width extending from the southerly line of the above described premises and along the westerly side thereof in a northwesterly direction to the point of intersection with a westerly projection of the southerly line of the former Earl S. MacNeil premises, the center of said right of way being 16-1/2 feet northwesterly from the northwesterly line of the premises conveyed hereby, including the right to improve and maintain the present road running along said right of way and to widen it to its full width of 33 feet measured 16-1/2 feet on each side of the above described center line thereof.

     "Also conveying hereby as an appurtenance to, for the benefit of and to provide access to, the first above described premises an easement and right of way in common with the party of the first part and others along and over the roadway now existing and established connecting with the above described 33 foot right of way at the point of intersection with the prolonged southerly line of said former Earl S. MacNeil premises and extending in a general northwesterly direction to intersect the roadway leading across the golf course on the premises of Whiteface Inn, Inc., and continuing along said roadway crossing the golf course in a northwesterly direction as it winds and turns to the intersection with the main road leading from the Saranac Road to Whiteface Inn, subject to the reservation, however, by Whiteface Inn, Inc., its successors and assigns, of the right to alter the course of the existing roadway, if found necessary or convenient in the development of the property of Whiteface Inn, Inc., through which said roadway passes, upon the express condition, however, that any such relocated portion of the roadway shall be as reasonably convenient and suitable and placed in as good condition as that which it replaces, and provide access to any portion of the westerly line of the first described premises herein.

     "The above easements and the premises conveyed hereby are subject to certain conditions, restrictions and limitations as contained in the deed from Whiteface Inn, Inc. to Nettie Marie Jones dated October 14, 1966, recorded in the Essex County Clerk's Office on November 15, 1966, in Book 449 of Deeds at page 235 and therein described as follows:

     "The easements and rights of way above granted are made subject to the following conditions, restrictions and limitations:

     "1. Said rights of way are not exclusive rights of way but shall be subject to the use of said roadways by the guests of the party of the first part, its successors and assigns, and by others to whom the party of the first part, its predecessors in title and its successors or assigns, have granted or may grant or give license, permission or authority to use said roadways as rights of way or for any other purpose.

     "2. The party of the first part for itself, its successors or assigns, reserves to itself, its successors or assigns, power and authority to give or grant license, permission or authority to others to use said roadways as and for rights of way or for any other purpose it may desire.

     "3. The party of the first part for itself, its successors and assigns, reserves the title in fee to the land over which roadways run, together with all the incidents of ownership including the right to use the said land for any purpose whatever which it may deem desirable, subject to the requirement that the easements over the existing or any alternate roadways cannot be eliminated without providing an alternate easement and right of way in as good condition as that which it replaces and one that provides as reasonably convenient access to all portions of the first above described premises conveyed hereby.

     "4. The party of the first part, its successors or assigns, assumes no obligation or liability of any nature to repair or maintain said roadways and the party of the second part, by accepting this conveyance, does for herself, her heirs, successors and assigns, covenant and agree that the party of the first part, its successors and assigns, shall be under no liability or obligation to keep said roadways in repair or to maintain said roadways and covenants and agrees that any repairs or maintenance of said roadways by the party of the first part, its successors and assigns shall be and shall be considered voluntary and shall not be considered in any way an indication of a liability or obligation on the part of the party of the first part, its successors or assigns, to repair or maintain said roadways.

     "5. The said roadways or rights of way shall be used by the party of the second part, her representatives, heirs and assigns, and her guests, servants, or invitees at her own risk.

     "6. The right, not obligation, is granted to improve and maintain said roads, but they may not be widened or relocated without the written consent of the party of the first part, its successors or assigns.

     "This conveyance is made subject to:

     "1. All gold and silver mines are excepted, same as were excepted in the original patent of Lot 236.

     "2. Restrictive covenants as to the use entered into by agreement between the People of the State of New York with E. DeBray Longchamp by instrument dated December 7, 1921, and recorded in said Clerk's Office on January 12, 1922 in Book 169 of Deeds at page 456, and with The Adirondack Company by instrument dated December 30, 1921, and recorded in said Clerk's Office on January 12, 1922 in Book 169 of Deeds at page 448.

     "3. Premises are subject to right of way for Whiteface Inn Sewer line which crosses the premises hereby conveyed and they are further subject to a right of way for the existing trail leading from Whiteface Inn to the Shore Owners' Association dam site parcel and to the roadway crossing said premises from the Whiteface Inn golf course to the Shore Owners' Association dam site.

     "4. These premises are in the Whiteface Inn Sewer District and are subject to future assessments for sewer tax.

     "5. The Lake Placid Village-Whiteface Inn electric line goes across these premises and premises are subject to right of way for this electric line and telephone line easement.

     "6. Premises are conveyed subject to any state of facts which an accurate survey and personal inspection might disclose.

     "7. The above described premises are conveyed subject to a restrictive covenant restricting the use thereof except for private camp and residence purposes and prohibiting the use thereof for business, commercial or industrial purposes, including the operation of boys' or girls' camps, boarding houses, inns, motels, hotels and other commercial establishments, which said restrictive covenant shall run with the land and be binding upon the parties hereto and their respective heirs and assigns.

     "Also granting hereby, to the extent the party of the first part is able to do so, a right of way in common with others over the existing trails near or along the shores of Lake Placid leading to Whiteface Inn."

     Being the same premises conveyed to Gary Woodward by Lawrence P. McGauley by deed dated January 27, 1989, and recorded February 7, 1989, in the Essex County Clerk's Office in Book 936 of Deeds at page 115.

     EXCEPTING THEREFROM the following described premises conveyed by Steven Plausteiner and Susan Plausteiner to Yvette J. Caldera by deed dated October 17, 1994, and recorded in the Essex County Clerk's office on October 20, 1994, in Book 1073 of Deeds at page 13, and more particularly described therein as follows:

"All that certain tract or 220 square foot parcel of land situate in the Town of North Elba, County of Essex, State of New York being part of Lot 236, Township II, Old Military Tract, Richards' Survey lying west of Lake Placid and south of the Whiteface Inn, and said parcel being more particularly bounded and described as follows:

Beginning at a point in the north line of certain lands of the parties of the first part and in the south line of the party of the second part, said point lies North 82[d]06' 14'' East, 88.70 feet from a 5/8 inch iron rod in the east bounds of a thirty-three foot (33') wide right-of-way leading west to the Whiteface Inn Road;

Thence, North 82[d]06' 14'' East, 88.70 feet to a point marked by a 5/8 inch iron rod;

Thence, South 78[d]01' 55'' West, 70.00 feet to a point marked by an iron spike in the southeast root of a 24 inch hemlock tree;

Thence, North 83[d]08' 51'' West, 19.52 feet to the Point-of-Beginning and containing therein 220 square feet of land, more or less.

Granting and Reserving all structures, wires, lines, easements of record if any for public utilities and highway purposes as the same now exist upon or affect the premises herein above described."

PARCEL 2
--------

     All those certain premises conveyed by Yvette J. Caldera to Steven Plausteiner and Susan Plausteiner by deed dated October 13, 1994, and recorded in the Essex County Clerk's office on October 20, 1994, in Book 1073 of Deeds at page 10 and therein described as follows:

"All that certain tract or 220 square foot parcel of land situate in the Town of North Elba, County of Essex, State of New York being part of Lot 236, Township II, Old Military Tract, Richards' Survey lying west of Lake Placid and south of the Whiteface Inn and said parcel being more particularly bounded and described as follows:

Beginning at a point in the east bounds of a thirty-three foot (33') right-of-way leading west to the Whiteface Inn Road, said point being marked by a 5/8 inch iron rod at the southwest corner of certain lands of the party of the first part and southwest corner of certain lands of the parties of the second part;

Thence, North 78[d] 01' 55'' East, 70.00 feet to a point marked by a 5/8 inch iron rod;

Thence, South 83[d] 08' 51'' East, 19.52 feet to a point;

Thence, South 82[d] 06' 14'' West, 88.70 feet to the Point-of-Beginning and containing therein 220 square feet of land, more or less.

Granting and Reserving all structures, wires, lines, easements of record if any for public utilities and highway purposes as the same now exist upon or affect the premises herein above described.

Being part of the premises conveyed by Donald L. Caldera to Yvette J. Caldera by deed dated the 7th day of June 1976 and recorded in the Essex County Clerk's Office in Deed Book 617 at Page 60."

RECORDATION REQUESTED BY:

  MASCOMA SAVINGS BANK,fsb
  10 GATES STREET
  PO BOX 426
  WHITE RIVER JCT., VT 05001


WHEN RECORDED MAIL TO:

  MASCOMA SAVINGS BANK,fsb
  10 GATES STREET
  PO BOX 426
  WHITE RIVER JCT., VT 05001


SEND TAX NOTICE TO:

  MASCOMA SAVINGS BANK,fsb
  10 GATES STREET
  PO BOX 426
  WHITE RIVER JCT., VT 05001

                               SPACE ABOVE THIS LINE IS FOR RECORDER'S USE ONLY
-------------------------------------------------------------------------------


                                    MORTGAGE

THIS MORTGAGE IS DATED JUNE 30, 1997, between ASCUTNEY MOUNTAIN RESORT HOTEL, L.P., whose address is ROUTE 44 PO BOX 699, BROWNSVILLE, VT 05037 (referred to below as "Grantor"); and MASCOMA SAVINGS BANK,fsb, whose address is 10 GATES STREET, PO BOX 426, WHITE RIVER JCT., VT 05001 (referred to below as "Lender").

GRANT OF MORTGAGE. For valuable consideration, Grantor grants and conveys to Lender and Lender's successors and assigns, with power of sale, all of Grantor's right, title, and interest in and to the following described real property, together with all existing or subsequently erected or affixed buildings, Improvements and fixtures; all easements, rights of way, and appurtenances; all water, water rights, watercourses and ditch rights (including stock in utilities with ditch or irrigation rights); and all other rights, royalties, and profits relating to the real property, including without limitation all minerals, oil, gas, geothermal and similar matters, located in WINDSOR County, State of Vermont (the "Real Property"):


     SEE ATTACHED SCHEDULE A

The Real Property or its address is commonly known as ASCUTNEY MOUNTAIN RESORT HOTEL, BROWNSVILLE, VT 05037.

Grantor presently assigns to Lender all of Grantor's right, title, and interest in and to all leases of the Property and all Rents from the Property. In addition, Grantor grants to Lender a Uniform Commercial Code security interest in the Personal Properly and Rents.

DEFINITIONS. The following words shall have the following meanings when used in this Mortgage. Terms not otherwise defined in this Mortgage shall have the meanings attributed to such terms in the Uniform Commercial Code. All references to dollar amounts shall mean amounts in lawful money of the United States of America.

     Borrower. The word "Borrower" means each and every person or entity signing the Note, including without limitation ASCUTNEY MOUNTAIN RESORT, L.P. and ASCUTNEY MOUNTAIN RESORT HOTEL, L.P.

     Grantor. The word "Grantor" means any and all persons or entities executing this Mortgage, including without limitation all Grantors named above. The Grantor is the mortgagor under this Mortgage. Any Grantor who signs this Mortgage, but does not sign the Note, is signing this Mortgage only to grant and convey that Grantor's interest in the Real Property and to grant a security interest in Grantor's interest in the Rents and Personal Property to Lender and is not personally liable under the Note except as otherwise provided by contract or law.

     Guarantor. The word "Guarantor" means and includes without limitation each and all of the guarantors, sureties, and accommodation parties in connection with the indebtedness.

     Improvements. The word "Improvements" means and includes without limitation all existing and future improvements, buildings, structures, mobile homes affixed on the Real Property, facilities, additions, replacements and other construction on the Real Property.

     Indebtedness. The word "Indebtedness" means all principal and interest payable under the Note and any amounts expended or advanced by Lender to discharge obligations of Grantor or expenses incurred by Lender to enforce obligations of Grantor under this Mortgage, together with interest on such amounts as provided in this Mortgage. Specifically, without limitation, this Mortgage secures a revolving line of credit, under which Lender may make advances to Borrower so long as Borrower complies with all the terms of the Note.

     Lender. The word "Lender" means MASCOMA SAVINGS BANK, fsb, its successors and assigns. The Lender is the mortgagee under this Mortgage.

     Mortgage. The word "Mortgage" means this Mortgage between Grantor and Lender, and includes without limitation all assignments and security interest provisions relating to the Personal Property and Rents.

     Note. The word "Note" means the promissory note or credit agreement dated June 30, 1997. In the original principal amount of $1,500,000.00 from Borrower and any co-borrowers to Lender, together with all renewals of, extensions of, modifications of, refinancings of, consolidations of, and substitutions for the promissory note or agreement. NOTICE TO GRANTOR: THE NOTE CONTAINS A VARIABLE INTEREST RATE.


     Personal Property. The words "Personal Property" mean all equipment, fixtures, and other articles of personal property now or hereafter owned by Grantor, and now or hereafter attached or affixed to the Real Property; together with all accessions, parts, and additions to, all replacements of, and all substitutions for, any of such property; and together with all proceeds (including without limitation all insurance proceeds and refunds of premiums) from any sale or other disposition of the Property.

     Property. The word "Property" means collectively the Real Property and the Personal Property.

     Real Property. The words "Real Property" mean the property, interests and rights described above in the "Grant of Mortgage" section.

     Related Documents. The words "Related Documents" mean and include without limitation all promissory notes, credit agreements, loan agreements, environmental agreements, guaranties, security agreements, mortgages, deeds of trust, and all other instruments, agreements and documents, whether now or hereafter existing, executed in connection with the indebtedness.

     Rents. The word "Rents" means all present and future rents, revenues, income, issues, royalties, profits, and other benefits derived from the Property.

THIS MORTGAGE, INCLUDING THE ASSIGNMENT OF RENTS AND THE SECURITY INTEREST IN THE RENTS AND PERSONAL PROPERTY, IS GIVEN TO SECURE (1) PAYMENT OF THE INDEBTEDNESS AND (2) PERFORMANCE OF ALL OBLIGATIONS OF GRANTOR UNDER THIS MORTGAGE AND THE RELATED DOCUMENTS. THIS MORTGAGE IS GIVEN AND ACCEPTED ON THE FOLLOWING TERMS:

GRANTOR'S WAIVERS. Grantor waives all rights or defenses arising by reason of any "one action" or "anti-deficiency" law, or any other law which may prevent Lender from bringing any action against Grantor, including a claim for deficiency to the extent Lender is otherwise entitled to a claim for deficiency, before or after Lender's commencement or completion of any foreclosure action, either judicially or by exercise of a power of sale.

GRANTOR'S REPRESENTATIONS AND WARRANTIES. Grantor warrants that: (a) this Mortgage is executed at Borrower's request and not at the request of Lender; (b) Grantor has the full power, right, and authority to enter into this Mortgage and to hypothecate the Property; (c) the provisions of this Mortgage do not conflict with, or result in a default under any agreement or other instrument binding upon Grantor and do not result in a violation of any law, regulation, court decree or order applicable to Grantor; (d) Grantor has established adequate means of obtaining from Borrower on a continuing basis information about Borrower's financial condition; and (e) Lender has made no representation to Grantor about Borrower (including without limitation the creditworthiness of Borrower).

PAYMENT AND PERFORMANCE. Except as otherwise provided in this Mortgage, Borrower shall pay to Lender all indebtedness secured by this Mortgage as it becomes due, and Borrower and Grantor shall strictly perform all their respective obligations under this Mortgage.

POSSESSION AND MAINTENANCE OF THE PROPERTY. Grantor and Borrower agree that Grantor's possession and use of the Property shall be governed by the following provisions:

                                   SCHEDULE A
                                   ----------
                          (Legal Description -- Hotel)


     It being all and the same lands and premises with all rights appurtenant thereto conveyed by virtue of a Trustee's Deed dated September 1, 1993 from John
R. Canney, III, Trustee to Ascutney Mountain Resort Hotel, L.P., recorded in Book 49 at Pages 92-102 of the West Windsor Land Records and described in particular as follows:

     The following real property, together with any and all easements, licenses, rights and interest therein or appurtenant thereto (including, without limitation, the easements, licenses, rights and interests described hereinbelow), located in the Town of West Windsor, County of Windsor, State of
Vermont:

          The parcel shown as "Phase I - Mt. Ascutney Assoc. Realty Co., Inc." on a survey dated April 21, 1988, revised April 23, 1988, and May 10, 1988, prepared by Farnsworth Surveys of Brownsville, Vermont entitled "Land of Mt. Ascutney associates, Brownsville, Vermont" comprising 2 sheets, being Drawing No. 88-737 and Drawing No. 88-737A, a mylar thereof recorded on Pages 176-177 of the West Windsor Map Rack, together with buildings and improvements thereon situated, and further being described as the property depicted on a survey dated December 7, 1984, revised December 12, 1984, prepared by Farnsworth Surveys of Brownsville, Vermont, Robert W. Farnsworth, Registered Land Surveyor, entitled "Property Survey for Mt. Ascutney Associates - Mt. Ascutney Ski Area - Phase I (Built-Up Area) - Brownsville, West Windsor, Vermont", Drawing No. 84-455-B, a mylar thereof recorded at Page 135 of the West Windsor Map Rack, comprising two parcels of land containing 25.9 acres, more or less (Site "A") and 3.2 acres, more or less (Site "B"), together with that portion of Village Road, so-called, situated between Sites "A" and "B" containing .7 acres, more or less, totalling 29.8 acres, more or less, formerly owned by Mt. Ascutney Associates Realty Company, Inc. by virtue of a Warranty Deed dated December 17, 1984 from Mt. Ascutney Associates, recorded in Book 29 at Pages 253-258 of the West Windsor Land Records.

     Reference may also be made to a Termination of Declaration of Mt. Ascutney Hotel Condominium dated January 12, 1994, recorded in Book 50 at Pages 35-36 of the West Windsor Land Records, wherein the Declaration of Mt. Ascutney Hotel Condominium dated December 17, 1984, recorded in Book 29 at Pages 282-318 of the West Windsor Land Records was terminated.

     The lands and premises herein conveyed are subject to all restrictions, easements, agreements, and conditions of record.

[COPY ILLEGIBLE]
MASCOMA SAVINGS BANK, fsb
10 GATES STREET
PO BOX 126
WHITE RIVER JCT., VT 05001

[COPY ILLEGIBLE]
MASCOMA SAVINGS, BANK, fsb
10 GATES STREET
PO BOX 426
WHITE RIVER JCT., VT 05001


SEND TAX NOTICES TO:
MASCOMA SAVINGS, BANK, fsb
10 GATES STREET
PO BOX 426
WHITE RIVER JCT., VT 05001

                                SPACE ABOVE THIS LINE IS FOR RECORDER'S USE ONLY
--------------------------------------------------------------------------------


                                    MORTGAGE


THIS MORTGAGE IS DATED JUNE 30, 1997 between ASCUTNEY MOUNTAIN RESORT HOTEL, L.P., whose address is ROUTE 44 PO BOX 699, BROWNSVILLE, VT 05037 (referred to below as "Grantor"); and MASCOMA SAVINGS BANK, fsb, whose address is 10 GATES STREET, PO BOX 426, WHITE RIVER JCT., VT 05001 (referred to below as "Lender").

GRANT OF MORTGAGE. for valuable consideration, Grantor grants and conveys to Lender and Lender's successors and assigns, with power of sale, all of Grantor's right, title, and interest in and to the following described real property, together with all existing or subsequently erected or affixed buildings, improvements and fixtures; all easements, rights of way, and appurlenances; all water, water rights, watercourses and ditch rights (including stock in utilities with ditch or irrigation rights); and all other rights royalties, and profits relating to the real property, including without limitation all minerals, oil, gas geothermal and similar matters, located in WINDSOR County, State of Vermont (the "Real Property"):

    SEE ATTACHED SCHEDULE A

The Real Property or its address is commonly known as ASCUTNEY MOUNTAIN RESORT HOTEL, BROWNSVILLE, VT 05037.

Grantor presently assigns to Lender all of Grantor's right title, and interest in and to all leases of the Property and all Rents from the Property. In addition, Grantor grants to Lender a Uniform Commercial Code security interest in the Personal Property and Rents.

DEFINITIONS. The following words shall have the following meanings when used in this Mortgage. Terms not otherwise defined in this Mortgage shall have the meanings attributed to such terms in the Uniform Commercial Code. All references to dollar amounts shall mean amounts in lawful money of the United States of America.

        Borrower. The word "Borrower" means each and every person or entity signing the Note, including without limitation ASCUTNEY MOUNTAIN RESORT, L.P. and ASCUTNEY MOUNTAIN RESORT HOTEL, L.P.

        Grantor. The word "Grantor" means any and all persons and entitles executing this Mortgage, including without limitation all Grantors named above. The Grantor is the mortgagor under this Mortgage. Any Grantor who signs this Mortgage, but does not sign the Note, is signing this Mortgage only to grant and convey that Grantor's interest in the Real Property and to grant a security interest in Grantor's interest in the Rents and Personal Property to Lender and is not personally liable under the Note except as otherwise provided by contract or law.

        Guarantor. The word "Guarantor" means and includes without limitation each and all of the guarantors, sureties, and accommodation parties in connection with the indebtedness.

        Improvements. The word "Improvements" means and includes without limitation all existing and future improvements, buildings, structures, mobile home affixed on the Real Property, facilities, additions, replacements and other construction on the Real Property.

        Indebtedness. The word "Indebtedness" means all principal and interest payable under the Note and any amounts expended or advanced by Lender to discharge obligations of Grantor or expenses incurred by Lender to enforce obligations of Grantor under this Mortgage, together with interest on such amounts as provided in this Mortgage. Specifically, without limitation, this Mortgage secures a revolving line of credit, under which Lender may make advances to Borrower so long as Borrower complies with all the terms of the Note.

        Lender. The word "Lender" means MASCOMA SAVINGS BANK, fsb, its successors and assigns. The Lender is the mortgagee under this Mortgage.

        Mortgage. The word "Mortgage" means this Mortgage between Grantor and Lender, and includes without limitation all assignments and security interest provisions relating to the Personal Property and Rents.

        Note. The word "Note" means the promissory note or credit agreement dated June 30, 1997, in the original principal amount of $1,500,000.00 from Borrower and any co-borrowers to Lender, together with all renewals of, extensions of, modifications of, refinancings of, consolidations of, and substitutions for the promissory note or agreement. NOTICE TO
        GRANTOR: THE NOTE CONTAINS A VARIABLE INTEREST RATE.

        Personal Property. The words "Personal Property" means all equipment, fixtures, and other articles of personal property now or hereafter owned by Grantor, and now or hereafter attached or affixed to the Real Property; together with all accessions, parts, and additions to, all replacements of, and all substitutions for, any of such property; and together with all proceeds (including without limitation all insurance proceeds and refunds of premiums) from any sale or other disposition of the Property.

        Property. The word "Property" means collectively the Real Property and the Personal Property.

        Real Property. The words "Real Property" mean the property, interests and rights described above in the "Grant of Mortgage" section.

        Related Documents. The words "Related Documents" mean and include without limitation all promissory notes, credit agreements, loan agreements, environmental agreements, guaranties, security agreements, mortgages, deeds of trust, and all other instruments, agreements and documents, whether now or hereafter existing, executed in connection with the indebtedness.

        Rents. The word "Rents" means all present and future rents, revenues, income, issues, royalties, profits, and other benefits derived from the Property.

THIS MORTGAGE, INCLUDING THE ASSIGNMENT OR RENTS AND THE SECURITY INTEREST IN THE RENTS AND PERSONAL PROPERTY, IS GIVEN TO SECURE (1) PAYMENT OF THE INDEBTEDNESS AND (2) PERFORMANCE OF ALL OBLIGATIONS OF GRANTOR UNDER THIS MORTGAGE AND THE RELATED DOCUMENTS. THIS MORTGAGE IS GIVEN AND ACCEPTED ON THE FOLLOWING TERMS:

GRANTOR'S WAIVERS. Grantor waives all rights or defenses arising by reason of any "one action" or "anti-deficiency" law or any other law which may prevent Lender from bringing any action against Grantor, including a claim for deficiency to the extent Lender is otherwise entitled to a claim for deficiency, before or after Lender's commencement or compeletion of any foreclosure action, either judicially or by exercise of a power of sale.

GRANTOR'S REPRESENTATIONS AND WARRANTIES. Grantor warrants that: (a) this Mortgage is executed at Borrower's request and not at the request of Lender; (b) Grantor has the full power, right, and authority to enter into this Mortgage and to hypothecate the Property; (c) the provisions of this Mortgage do not conflict with, or result in a default under any agreement or other instrument binding upon Grantor and do not result in a violation of any law, regulation, court decree or order applicable to Grantor; (d) Grantor has established adequate means of obtaining from Borrower on a continuing basis information about Borrower's financial condition; and (e) Lender has made no representation to Grantor about Borrower (including without limitation the creditworthiness of Borrower).

PAYMENT AND PERFORMANCE. Except as otherwise provided in this Mortgage, Borrower shall pay to Lender all indebtedness secured by this Mortgage as it becomes due, and Borrower and Grantor shall strictly perform all their respective obligations under this Mortgage.

POSSESSION AND MAINTENANCE OF THE PROPERTY. Grantor and Borrower agree that Grantor's possession and use of the Property shall be governed by the following provisions:

06-30-1997                           MORTGAGE                             Page 2
Loan No 27027106                   (Continued)
================================================================================

        Possession and Use. Until in default or until Lender exercises its right to collect Rents as provided for in the Assignment of Rents form executed by Grantor in connection with the Property, Grantor may remain in possession and control and operate and manage the Property and collect the Rents from the Property.

        Duty to Maintain. Grantor shall maintain the Property in tenantable condition and promptly perform all repairs, replacements, and maintenance necessary to preserve its value.

        Hazardous Substances. The terms "hazardous waste," "hazardous substance," "disposal" "release," and "threatened release," as used in this Mortgage, shall have the same meanings as set forth in the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended, 42 U.S.C. Section 9601, et seq. ("CERCLA"), the Superfund Amendments and Reauthorization Act of 1986, Pub L. No. 99-499 ("SARA"), the Hazardous Materials Transportation Act, 49 U.S.C. Section 1801, et seq. the Resources Conservation and Recovery Act, 42 U.S.C.
        Section 6901, et. seq., or other applicable state or Federal laws, rules, or regulations adopted pursuant to any of the foregoing. The terms "hazardous waste" and "hazardous substance" shall also include, without limitation, petroleum and petroleum by-products or any fraction thereof and asbestos. Grantor represents and warrants to Lender that:
        (a) During the period of Grantor's ownership of the Property, there has been no use, generation, manufacture, storage, treatment, disposal, release or threatened release of any hazardous waste or substance by any person on, under, about or from the Property; (b) Grantor has no knowledge of, or reason to believe that there has been, except as previously disclosed to and acknowleded by Lender in writing, (i)
        any use, generation, manufacture, storage, treatment, disposal, release, or threatened release of any hazardous waste or substance on, under, about or from the Property by any prior owners or occupants of the Property or (ii) any actual or threatened litigation or claims of any kind by any person relating to such matters; and (c) Except as previously disclosed to and acknowledged by Lender in writing, (i) neither Grantor nor any tenant, contractor, agent or other
        authorized     user     of     the    Property    shall    use,
        generate, manufacture, store, treat, dispose of, or release any hazardous waste or substance on, under, about or from the Property and
        (ii) any such activity shall be conducted in compliance with all applicable federal, state, and local laws, regulations and ordinances, including without limitation those laws, regulations, and ordinances described above. Grantor authorizes Lender and its agents to enter upon the Property to make such inspections and tests, at Grantor's expense, as Lender may deem appropriate to determine compliance of the Property with this section of the Mortgage. Any inspections of tests made by Lender shall be for Lender's purposes only and shall not be construed to create any responsibility or liability on the part of Lender to Grantor or to any other person. The representations and warranties contained herein are based on Grantor's due diligence in investigating the Property for hazardous waste and hazardous substances. Grantor hereby
        (a) releases and waives any future claims against Lender for indemnity or contribution in the event Grantor becomes liable for cleanup or other costs under any such laws, and (b) agrees to indemnify and hold harmless Lender against any and all claims, losses, liabilities, damages, penalties, and expenses which Lender may directly or indirectly sustain or suffer resulting from a breach of this section of the Mortgage or as a consequence of any use, generation, manufacture, storage, disposal, release or threatened release occurring prior to Grantor's ownership or interest in the Property, whether or to the same was or should have been known to Grantor. The provisions of this section of the Mortgage, including the obligation to indemnify, shall survive the payment of the indebtedness and the satisfaction and reconveyance of the lien of this Mortgage and shall not be affected by Lender's acquisition of any interest in the Property, whether or not by foreclosure or otherwise.

        Nuisance, Waste. Grantor shall not cause, conduct or permit any nuisance nor commit, permit, or suffer any stripping of or waste on or to the Property of any portion of the Property. Without limiting the generality of the foregoing. Grantor will not remove, or grant to any other party the right to remove, any timber, minerals (including oil and gas), soil, gravel or rock products without the prior written consent of Lender.

        Removal of Improvements. Grantor shall not demolish or remove any improvements from the Real Property without the prior written consent of Lender. As a condition to the removal of any improvements, Lender may require Grantor to make arrangements satisfactory to Lender to replace such improvements with improvements of at least equal value.

        Lender's Right to Enter. Lender and its agents and representatives may enter upon the Real Property at all reasonable times to attend to Lender's interests and to inspect the Property for purposes of Grantor's compliance with the terms and conditions of this Mortgage.

        Compliance with Governmental Requirements. Grantor shall promptly comply with all laws, ordinances, and regulations, now or hereafter in effect, of all governmental authorities applicable to the use or occupancy of the Property, including without limitation, the Americans With Disabilities Act. Grantor may contest in good faith any such law, ordinance or regulation and withhold compliance during any proceeding, including appropriate appeals, so long as Grantor has notified Lender in writing prior to doing so and so long as, in Lender's sole opinion, Lender's interests in the Property are not jeopardized. Lender may require Grantor to post adequate security or a surety bond, reasonably satisfactory to Lender, to protect Lender's interest.

        Duty to Protect. Grantor agrees neither to abandon nor leave unattended the Property. Grantor shall do all other acts, in addition to those acts set forth above in this section, which from the character and use of the Property are reasonably necessary to protect and preserve the Property.

DUE ON SALE - CONSENT BY LENDER. Lender may, at its option, declare immediately due and payable all sums secured by this Mortgage upon the sale or transfer, without the Lender's prior written consent, of all or any part of the Real Property, or any interest in the Real Property. A "sale or transfer" means the conveyance of Real Property or any right, title or interest therein; whether legal, beneficial or equitable; whether voluntary or involuntary; whether by outright sale, deed, installment sale contract, land contract, contract for deed, leasehold interest with a term greater than three (3) years, lease-option contract, or by sale, assignment, or transfer of any beneficial interest in or to any land trust holding title to the Real Property, or by any other method of conveyance of Real Property Interest. If any Grantor is a corporation, partnership or limited liability company, transfer also includes any change in ownership of more than twenty-five percent (25%) of the voting stock, partnership intests or limited liability company interests, as the case may be, of Grantor. However, this option shall not be exercised by Lender if such exercise is prohibited by federal law or by Vermont law.

TAXES AND LIENS. The following provisions relating to the taxes and liens on the Property are a part of this Mortgage.

        Payment. Grantor shall pay when due (and in all events prior to delinquency) all taxes, payroll taxes, special taxes, assessments, water charges and sewer service charges levied against or on account of the Property, and shall pay when due all claims for work done on or for services rendered or material furnished to the Property. Grantor shall maintain the Property free of all liens having priority over or equal to the interest of Lender under this Mortgage, except for the lien of taxes and assessments not due, and except as otherwise provided in the following paragraph.

        Right To Contest. Grantor may withhold payment of any tax, assessment, or claim in connection with a good faith dispute over the obligation to pay, so long as Lender's interest in the Property is not jeopardized. If a lien arises or is filed as a result of nonpayment, Grantor shall within fifteen (15) days after the lien arises or, if a lien is filed, within fifteen (15) days after Grantor has notice of the filing, secure the discharge of the lien, or if requested by Lender, deposit with Lender cash or a sufficient corporate surety bond or other security satisfactory to Lender in an amount sufficient to discharge the lien plus any costs and attorney's fees or other charges that could accrue as a result of a foreclosure or sale under the lien. In any contest, Guarantor shall defend itself and Lender and shall satisfy any adverse judgement before enforcement against he Property. Grantor shall name Lender as an additional obligee under any surety bond furnished in the contest proceedings.

        Evidence of Payment. Grantor shall upon demand furnish to Lender satisfactory evidence of payment of the taxes or assessments and shall authorize the appropriate governmental official to deliver to Lender at any time a written statement of the taxes and assessments against the Property.

        Notice of Construction. Grantor shall notify Lender at least fifteen
        (15) days before any work is commenced, any services are furnished, or any materials are supplied to the Property, if any mechanic's lien, materialmen's lien, or other lien could be asserted on account of the work, services, or materials, Grantor will upon request of Lender furnish to Lender advance assurances satisfactory to Lender that Grantor can and will pay the cost of such improvements.

PROPERTY DAMAGE INSURANCE. The following provisions relating to insuring the Property are a part of this Mortgage.

        Maintenance of Insurance. Grantor shall procure and maintain policies of the fire insurance with standard extended coverage endorsements on a replacement basis for the full insurable value covering all improvements on the Real Property in an amount sufficient to avoid application of any coinsurance clause, and with a standard mortgagee clause in favor of Lender. Grantor shall also procure and maintain comprehensive general liability insurance in such coverage amounts as Lender may request with Lender being named as additional insureds in such liability insurance policies. Additionally, Grantor shall maintain such other insurance, including but not limited to hazard, business interruption and boiler insurance as Lender may require. Policies shall be written by such insurance companies and in such form as may be reasonably acceptable to Lender. Grantor shall deliver to Lender certificates of coverage from each insurer containing a stipulation that coverage will not be cancelled or diminished without a minimum of ten (10) days' prior written notice to Lender and not containing any disclaimer of the insurer's liability for failure to give such notice. Each insurance policy also shall include an endorsement providing that coverage in favor of Lender will not be impaired in any way by any act, omission or default of Grantor or any other person.

        Application of Proceeds . Grantor shall promptly notify Lender of any loss or damage to the Property. Lender may make proof of loss if Grantor falls to do so within fifteen (15) days of the casualty. Whether or not Lender's security is impaired, Lender may, at its election, apply the proceeds to the reduction of the indebtedness, payment of any lien affecting the Property, or the restoration and repair of the Property. If Lender elects to apply the proceeds to restration and repair, Grantor shall repair or replace the damaged or destroyed improvements in a manner satisfactory to Lender. Lender shall, upon satisfactory proof of such expenditure, pay or reimburse Grantor from the proceeds for the reasonable cost or repair or restoration if Grantor is not in default hereunder. Any proceeds which have not been disbursed with 180 days after their receipt and which Lender has not committed to the repair or restoration of the Property shall be used first to pay any amount owing to Lender under this Mortgage, then to prepay accrued interest, and the remainder, if any, shall be applied in the principal balance of the indebtedness. If Lender holds any proceeds after payment in full of the indebtedness, such proceeds proceeds shall be paid to Grantor.

06-30-1997                           MORTGAGE                             Page 3
Loan No 27027106                    (Continued)
================================================================================

     Unexpired Insurance at Sale. Any unexpired insurance shall inure to the benefit of, and pass to, the purchaser of the Property covered by this Mortgage at any trustee's sale or other sale held under the provisions of this Mortgage, or at any foreclosure sale of such Property.

     Grantor's Report on Insurance. Upon request of Lender, however not more than once a year, Grantor shall furnish to Lender a report on each existing policy of Insurance showing: (a) the name of the insurer; (b) the risks insured; (c) the amount of the policy; (d) the property insured, the then current replacement value of such property, and the manner of determining that value; and (e) the expiration date of the policy. Grantor shall, upon request of Lender, have an independent appraiser satisfactory to Lender determine the cash value replacement cost of the Property.

TAX AND INSURANCE RESERVES. Subject to any limitations set by applicable law, Lender may require Grantor to maintain with Lender reserves for payment of annual taxes, assessments, and insurance premiums, which reserves shall be created by advance payment or monthly payments of a sum estimated by Lender to be sufficient to produce amounts at least equal to the taxes, assessments, and insurance premiums to be paid. The reserve funds shall be held by Lender as a general deposit from Grantor, which Lender may satisfy by payment of the taxes, assessments, and insurance premiums required to be paid by Grantor as they become due. Lender shall have the right to draw upon the reserve funds to pay such items, and Lender shall not be required to determine the validity or accuracy of any item before paying it. Nothing in the Mortgage shall be construed as requiring Lender to advance other monies for such purposes, and Lender shall not incur any liability for anything it may do or omit to do with respect to the reserve account. All amounts in the reserve account are hereby pledged to further secure the indebtedness, and Lender is hereby authorized to withdraw and apply such amounts on the indebtedness upon the occurrence of an Event of Default. Lender shall not be required to pay any interest or earnings on the reserve funds unless required by law or agreed to by Lender in writing. Lender does not hold the reserve funds in trust for Grantor, and Lender is not Grantor's agent for payment of the taxes and assessments required to be paid by Grantor.

EXPENDITURES BY LENDER. If Grantor fails to comply with any provision of this Mortgage, or if any action or proceeding is commenced that would materially affect Lender's interests in the Property, Lender on Grantor's behalf may, but shall not be required to, take any action that Lender deems appropriate. Any amount that Lender expends in so doing will bear interest at the rate provided for in the Note from the date incurred or paid by Lender to the date of repayment by Grantor. All such expenses, at Lender's option, will (a) be payable on demand, (b) be added to the balance of the Note and be apportioned among and be payable with any installment payments to become due during either (i) the term of any applicable insurance policy or (ii) the remaining term of the Note, or (c) be treated as a balloon payment which will be due and payable at the Note's maturity. This Mortgage also will secure payment of these amounts. The rights provided for in this paragraph shall be in addition to any other rights or any remedies to which Lender may be entitled on account of the default. Any such action by Lender shall not be construed as curing the default so as to bar Lender from any remedy that it otherwise would have had.

WARRANTY; DEFENSE OF TITLE. The following provisions relating to ownership of the Property are a part of this Mortgage.

     Title. Grantor warrants that: (a) Grantor holds good and marketable title of record to the Property in fee simple, free and clear of all liens and encumbrances other than those set forth in the Real Property description or in any title insurance policy, title report, or final title opinion issued in favor of, and accepted by, Lender in connection with this Mortgage, and
     (b) Grantor has the full right, power, and authority to execute and deliver this Mortgage to Lender.

     Defense of Title. Subject to the exception in the paragraph above, Grantor warrants and will forever defend the title to the Property against the lawful claims of all persons. In the event any action or proceeding is commenced that questions Grantor's title or the interest of Lender under this Mortgage, Grantor shall defend the action at Grantor's expense. Grantor may be the nominal party in such proceeding, but Lender shall be entitled to participate in the proceeding and to be represented in the proceeding by counsel of Lender's own choice, and Grantor will deliver, or cause to be delivered, to Lender such instruments as Lender may request from time to time to permit such participation.

     Compliance With Laws. Grantor warrants that the Property and Grantor's use of the Property complies with all existing applicable laws, ordinances, and regulations of governmental authorities.

CONDEMNATION. The following provisions relating to condemnation of the Property are a part of this Mortgage.

     Application of Net Proceeds. If all or any part of the Property is condemned by eminent domain proceedings or by any proceeding or purchase in lieu of condemnation, Lender may at its election require that all or any portion of the net proceeds of the award be applied to the indebtedness or the repair or restoration of the Property. The net proceeds of the award shall mean the award after payment of all reasonable costs, expenses, and attorneys' fees incurred by Lender in connection with the condemnation.

     Proceedings. If any proceeding in condemnation is filed, Grantor shall promptly notify Lender in writing, and Grantor shall promptly take such steps as may be necessary to defend the action and obtain the award. Grantor may be the nominal party in such proceeding, but Lender shall be entitled to participate in the proceeding and to be represented in the proceeding by counsel of its own choice, and Grantor will deliver or cause to be delivered to Lender such instruments as may be requested by it from time to time to permit such participation.

IMPOSITION OF TAXES, FEES AND CHARGES BY GOVERNMENTAL AUTHORITIES. The following provisions relating to governmental taxes, fees and charges are a part of this
Mortgage:

     Current Taxes, Fees and Charges. Upon request by Lender, Grantor shall execute such documents in addition to this Mortgage and take whatever other action is requested by Lender to perfect and continue Lender's lien on the Real Property. Grantor shall reimburse Lender for all taxes, as described below, together with all expenses incurred in recording, perfecting or continuing this Mortgage, including without limitation all taxes, fees, documentary stamps, and other charges for recording or registering this Mortgage.

     Taxes. The following shall constitute taxes to which this section applies:
     (a) a specific tax upon this type of Mortgage or upon all or any part of the indebtedness secured by this Mortgage; (b) a specific tax on Borrower which Borrower is authorized or required to deduct from payments on the indebtedness secured by this type of Mortgage; (c) a tax on this type of Mortgage chargeable against the Lender or the holder of the Note; and (d) a specific tax on all or any portion of the indebtedness or on payments of principal and interest made by Borrower.

     Subsequent Taxes. If any tax to which this section applies is enacted subsequent to the date of this Mortgage, this event shall have the same effect as an Event of Default (as defined below), and Lender may exercise any or all of its available remedies for an Event of Default as provided below unless Grantor either (a) pays the tax before it becomes delinquent, or (b) contests the tax as provided above in the Taxes and Liens section and deposits with Lender cash or a sufficient corporate surety bond or other security satisfactory to Lender.

SECURITY AGREEMENT; FINANCING STATEMENTS. The following provisions relating to this Mortgage as a security agreement are a part of this Mortgage.

     Security Agreement. This instrument shall constitute a security agreement to the extent any of the Property constitutes fixtures or other personal property, and Lender shall have all of the rights of a secured party under the Uniform Commercial Code as amended from time to time.

     Security Interest. Upon request by Lender, Grantor shall execute financing statements and take whatever other action is requested by Lender to perfect and continue Lender's security interest in the Rents and Personal Property. In addition to recording this Mortgage in the real property records, Lender may, at any time and without further authorization from Grantor, file executed counterparts, copies or reproductions of this Mortgage as a financing statement. Grantor shall reimburse Lender for all expenses incurred in perfecting or continuing this security interest. Upon default, Grantor shall assemble the Personal Property in a manner and at a place reasonably convenient to Grantor and Lender and make it available to Lender within three (3) days after receipt of written demand from Lender.

     Addresses. The mailing addresses of Grantor (debtor) and Lender (secured party), from which information concerning the security interest granted by this Mortgage may be obtained (each as required by the Uniform Commercial
     Code), are as stated on the first page of this Mortgage.

FURTHER ASSURANCES; ATTORNEY-IN-FACT. The following provisions relating to further assurances and attorney-in-fact are a part of this Mortgage.

     Further Assurances. At any time, and from time to time, upon request of Lender, Grantor will make, execute and deliver, or will cause to be made, executed or delivered, to Lender or to Lender's designee, and when requested by Lender, cause to be filed, recorded, refiled, or rerecorded, as the case may be, at such times and in such offices and places as Lender may deem appropriate, any and all such mortgages, deeds of trust, security deeds, security agreements, financing statements, continuation statements, instruments of further assurance, certificates, and other documents as may, in the sole opinion of the Lender, be necessary or desirable in order to effectuate, complete, perfect, continue, or preserve (a) the obligations of Grantor and Borrower under the Note, this Mortgage, and the Related Documents, and (b) the liens and security interests created by this Mortgage as first and prior liens on the Property, whether now owned or hereafter acquired by Grantor. Unless prohibited by law or agreed to the contrary by Lender in writing, Grantor shall reimburse Lender for all costs and expenses incurred in connection with the matters referred to in this paragraph.

     Attorney-in-Fact. If Grantor fails to do any of the things referred to in the preceding paragraph, Lender may do so for and in the name of Grantor and at Grantor's expense. For such purposes, Grantor hereby irrevocably appoints Lender as Grantor's attorney-in-fact for the purpose of making, executing, delivering, filing, recording, and doing all other things as may be necessary or desirable, in Lender's sole opinion, to accomplish the matters referred to in the preceding paragraph.

FULL PERFORMANCE. If Borrower pays all the indebtedness when due, and otherwise performs all the obligations imposed upon Grantor under this Mortgage, Lender shall execute and deliver to Grantor a suitable satisfaction of this Mortgage and suitable statements of termination of any financing statement on file evidencing Lender's security interest in the Rents and the Personal Property. Grantor will pay, if permitted by applicable law, any reasonable termination fee as determined by Lender from time to time.

06-30-1997                           MORTGAGE                             Page 4
Loan No 27027106                    (Continued)
================================================================================

DEFAULT. Each of the following, at the option of Lender, shall constitute an event of default ("Event of Default") under this Mortgage:

     Default on Indebtedness. Failure of Borrower to make any payment when due on the indebtedness.

     Default on Other Payments. Failure of Grantor within the time required by this Mortgage to make any payment for taxes or insurance, or any other payment necessary to prevent filing of or to effect discharge of any lien.

     Compliance Default. Failure of Grantor or Borrower to comply with any other term, obligation, covenant or condition contained in this Mortgage, the Note or in any of the Related Documents.

     Default in Favor of Third Parties. Should Borrower or any Grantor default under any loan, extension of credit, security agreement, purchase or sales agreement, or any other agreement, in favor of any other creditor or person that may materially affect any of Borrower's or any Grantor's property or Borrower's ability to repay the Note or Borrower's or Grantor's ability to perform their respective obligations under this Mortgage or any of the Related Documents.

     False Statements. Any warranty, representation or statement made or furnished to Lender by or on behalf of Grantor or Borrower under this Mortgage, the Note or the Related Documents is false or misleading in any material respect, either now or at the time made or furnished.

     Defective Collateralization. This Mortgage or any of the Related Documents ceases to be in full force and effect (including failure of any collateral documents to create a valid and perfected security interest or lien) at any time and for any reason.

     Death or Insolvency. The dissolution or termination of Grantor or Borrower's existence as a going business or the death of any partner, the insolvency of Grantor or Borrower, the appointment of a receiver for any part of Grantor or Borrower's property, any assignment for the benefit of creditors, any type of creditor workout, or the commencement of any proceeding under any bankruptcy or insolvency laws by or against Grantor or Borrower.

     Foreclosure, Forfeiture, etc. Commencement of foreclosure or forfeiture proceedings, whether by judicial proceeding, self-help, repossession or any other method, by any creditor of Grantor or by any governmental agency against any of the Property. However, this subsection shall not apply in the event of a good faith dispute by Grantor as to the validity or reasonableness of the claim which is the basis of the foreclosure or forfeiture proceeding, provided that Grantor gives Lender written notice of such claim and furnishes reserves or a surety bond for the claim satisfactory to Lender.

     Breach of Other Agreement. Any breach by Grantor or Borrower under the terms of any other agreement between Grantor or Borrower and Lender that is not remedied within any grace period provided therein, including without limitation any agreement concerning any indebtedness or other obligation of Grantor or Borrower to Lender, whether existing now or later.

     Events Affecting Guarantor. Any of the preceding events occurs with respect to any Guarantor of any of the Indebtedness or any Guarantor dies or becomes incompetent, or revokes or disputes the validity of, or liability under, any Guaranty of the indebtedness. Lender, at its option, may, but shall not be required to, permit the Guarantor's estate to assume unconditionally the obligations arising under the guaranty in a manner satisfactory to Lender, and, in doing so, cure the Event of Default.

     Events Affecting Co-Borrowers. Any of the preceding events occurs with respect to any co-borrower of any of the indebtedness or any co-borrower dies or becomes incompetent, or revokes or disputes the validity of, or liability under, any of the indebtedness. Lender, at its option, may, but shall not be required to, permit the co-borrower's estate to assume unconditionally the obligations on the indebtedness in a manner satisfactory to Lender, and, in doing so, cure the Event of Default.

     Adverse Change. A material adverse change occurs in Borrower's financial condition, or Lender believes the prospect of payment or performance of the indebtedness is impaired.

     Insecurity. Lender in good faith deems itself insecure.

     Right to Cure. If such a failure is curable and if Grantor or Borrower has not been given a notice of a breach of the same provision of this Mortgage within the preceding twelve (12) months, it may be cured (and no Event of Default will have occurred) if Grantor or Borrower, after Lender sends written notice demanding cure of such failure: (a) cures the failure within ten (10) days; or (b) if the cure requires more than ten (10) days, immediately initiates steps sufficient to cure the failure and thereafter continues and completes all reasonable and necessary steps sufficient to produce compliance as soon as reasonably practical.

RIGHTS AND REMEDIES ON DEFAULT. Upon the occurrence of any Event of Default and at any time thereafter, Lender, at its option, may exercise any one or more of the following rights and remedies, in addition to any other rights or remedies provided by law:

     Accelerate Indebtedness. Lender shall have the right at its option without notice to Borrower to declare the entire indebtedness immediately due and payable, including any prepayment penalty which Borrower would be required to pay.

     UCC Remedies. With respect to all or any part of the Personal Property, Lender shall have all the rights and remedies of a secured party under the Uniform Commercial Code.

     Collect Rents. Lender shall have the right, without notice to Grantor or Borrower, to take possession of the Property and collect the Rents, including amounts past due and unpaid, and apply the net proceeds, over and above Lender's costs, against the indebtedness. In furtherance of this right, Lender may require any tenant or other user of the Property to make payments of rent or use fees directly to Lender. If the Rents are collected by Lender, then Grantor irrevocably designates Lender as Grantor's attorney-in-fact to endorse instruments received in payment thereof in the name of Grantor and to negotiate the same and collect the proceeds. Payments by tenants or other users to Lender in response to Lender's demand shall satisfy the obligations for which the payments are made, whether or not any proper grounds for the demand existed. Lender may exercise its rights under this subparagraph either in person, by agent, or through a receiver.

     Appoint Receiver. Lender shall have the right to have a receiver appointed to take possession of all or any part of the Property, with the power to protect and preserve the Property, to operate the Property preceding foreclosure or sale, and to collect the Rents from the Property and apply the proceeds, over and above the cost of the receivership, against the indebtedness. The receiver may serve without bond if permitted by law. Lender's right to the appointment of a receiver shall exist whether or not the apparent value of the Property exceeds the indebtedness by a substantial amount. Employment by Lender shall not disqualify a person from serving as a receiver.

     Judicial Foreclosure. Lender may obtain a judicial decree foreclosing Grantor's interest in all or any part of the Property.

     Nonjudicial Sale. If permitted by applicable law, Lender may foreclose Grantor's interest in all or in any part of the Personal Property or the Real Property by nonjudicial sale.

     Deficiency Judgment. If permitted by applicable law, Lender may obtain a judgment for any deficiency remaining in the indebtedness due to Lender after application of all amounts received from the exercise of the rights provided in this section.

     Tenancy at Sufferance. If Grantor remains in possession of the Property after the Property is sold as provided above or Lender otherwise becomes entitled to possession of the Property upon default of Grantor, Grantor shall become a tenant at sufferance of Lender or the purchaser of the Property and shall, at Lendor's option, either (a) pay a reasonable rental for the use of the Property, or (b) vacate the Property immediately upon the demand of Lender.

     Other Remedies. Lender shall have all other rights and remedies provided in this Mortgage or the Note or available at law or in equity.

     Sale of the Property. To the extent permitted by applicable law, Grantor or Borrower hereby waive any and all right to have the property marshalled. In exercising its rights and remedies, Lender shall be free to sell all or any part of the Property together or separately, in one sale or by separate sales. Lender shall be entitled to bid at any public sale on all or any portion of the Property.

     Notice of Sale. Lender shall give Grantor reasonable notice of the time and place of any public sale of the Personal Property or of the time after which any private sale or other intended disposition of the Personal Property is to be made. Reasonable notice shall mean notice given at least ten (10) days before the time of the sale or disposition.

     Power of Sale. Where Lender invokes the power of sale, Lender's rights and duties shall be determined according to existing Vermont law governing said power of sale. If it shall be necessary to initiate any legal action to determine the person or persons legally entitled to any excess proceeds of the sale then the Lender's cost of said action shall be deducted from the said excess and reimbursed to Lender before its ultimate disbursal.

     Waiver; Election of Remedies. A waiver by any party of a breach of a provision of this Mortgage shall not constitute a waiver of or prejudice the party's rights otherwise to demand strict compliance with that provision or any other provision. Election by Lender to pursue any remedy shall not exclude pursuit of any other remedy, and an election to make expenditures or take action to perform an obligation of Grantor or Borrower under this Mortgage after failure of Grantor or Borrower to perform shall not affect Lender's right to declare a default and exercise its remedies under this Mortgage.

     Attorneys' Fees; Expenses. If Lender institutes any suit or action to enforce any of the terms of this Mortgage, Lender shall be entitled to recover such sum as the court may adjudge reasonable as attorneys' fees at trial and on any appeal. Whether or not any court action is involved, all

06-30-1997                          MORTGAGE                              Page 5
Loan No 27027106                   (Continued)
================================================================================

     reasonable expenses incurred by Lender that in Lender's opinion are necessary at any time for the protection of its interest or the enforcement of its rights shall become a part of the indebtedness payable on demand and shall bear interest from the date of expenditure until repaid at the rate provided for in the Note. Expenses covered by this paragraph include, without limitation, however subject to any limits under applicable law, Lender's attorneys fees and Lender's legal expenses whether or not there is a lawsuit, including attorneys' fees for bankruptcy proceedings (including efforts to modify or vacate any automatic stay or injunction), appeals and any anticipated post-judgment collection services, the cost of searching records, obtaining title reports (including foreclosure reports), surveyors' reports, and appraisal fees, and life insurance, to the extent permitted by applicable law. borrower also will pay any court costs, in addition to all other sums provided by law.

NOTICES TO GRANTOR AND OTHER PARTIES. Any notice under this Mortgage, including without limitation any notice of default and any notice of sale to Grantor, shall be in writing, may be sent by telefacsimile, and shall be effective when actually delivered, or when deposited with a nationally recognized overnight courier, or, if mailed, shall be deemed effective when deposited in the United States mail first class, certified or registered mail, postage prepaid, directed to the addresses shown near the beginning of this Mortgage. Any party may change its address for notices under this Mortgage by giving formal written notice to the other parties, specifying that the purpose of the notice is to change the party's address. All copies of notices of foreclosure from the holder of any lien which has priority over this Mortgage shall be sent to Lender's address, as shown near the beginning of this Mortgage. For notice purposes, Grantor agrees to keep Lender informed at all times of Grantor's current address.

MISCELLANEOUS PROVISIONS. The following miscellaneous provisions are a part of this Mortgage:

     Amendments. This Mortgage, together with any Related Documents, constitutes the entire understanding and agreement of the parties as to the matters set forth in this Mortgage. No alteration of or amendment to this Mortgage shall be effective unless given in writing and signed by the party or parties sought to be charged or bound by the alteration or amendment.

     Annual Reports. If the Property is used for purposes other than Grantor's residence, Grantor shall furnish to Lender, upon request, a certified statement of net operating income received from the Property during Grantor's previous fiscal year in such form and detail as Lender shall require. "Net operating income" shall mean all cash receipts from the Property less all cash expenditures made in connection with the operation of the Property.

     Applicable Law. This Mortgage has been delivered to Lender and accepted by Lender in the State of Vermont. This Mortgage shall be governed by and construed in accordance with the laws of the State of Vermont.

     Caption Headings. Caption headings in this Mortgage are for convenience purposes only and are not to be used to interpret or define the provisions of this Mortgage.

     Merger. There shall be no merger of the interest or estate created by this Mortgage with any other interest or estate in the Property at any time held by or for the benefit of Lender in any capacity, without the written consent of Lender.

     Multiple Parties. All obligations of Grantor and Borrower under this Mortgage shall be joint and several, and all references to Grantor shall mean each and every Grantor, and all references to Borrower shall mean each and every Borrower. This means that each of the persons signing below is responsible for all obligations in this Mortgage.



     Severability. If a court of competent jurisdiction finds any provision of this Mortgage to be invalid or unenforceable as to any person or circumstance, such finding shall not render that provision invalid or unenforceable as to any other persons or circumstances. If feasible, any such offending provision shall be deemed to be modified to be within the limits of enforceability or validity; however, if the offending provision cannot be so modified, it shall be stricken and all other provisions of this Mortgage in all other respects shall remain valid and enforceable.

     Successors and Assigns. Subject to the limitations stated in this Mortgage on transfer of Grantor's interest, this Mortgage shall be binding upon and inure to the benefit of the parties, their successors and assigns. If ownership of the Property becomes vested in a person other than Grantor, Lender, without notice to Grantor, may deal with Grantor's successors with reference to this Mortgage and the indebtedness by way of forebearance or extension without releasing Grantor from the obligations of this Mortgage or liability under the indebtedness.

     Time is of the Essence. Time is of the essence in the performance of this Mortgage.

     Waiver of Homestead Exemption. Grantor hereby releases and waives all rights and benefits of the homestead exemption laws of the State of Vermont as to all indebtedness secured by this Mortgage.

     Waivers and Consents. Lender shall not be deemed to have waived any rights under this Mortgage (or under the Related Documents) unless such waiver is in writing and signed by Lender. No delay or omission on the part of Lender in exercising any right shall operate as a waiver of such right or any other right. A waiver by any party of a provision of this Mortgage shall not constitute a waiver of or prejudice the party's right otherwise to demand strict compliance with that provision or any other provision. No prior waiver by Lender, nor any course of dealing between Lender and Grantor or Borrower, shall constitute a waiver of any of Lender's rights or any of Grantor's or Borrower's obligations as to any future transactions. Whenever consent by Lender is required in this Mortgage, the granting of such consent by Lender in any instance shall not constitute continuing consent to subsequent instances where such consent is required.

GRANTOR ACKNOWLEDGES HAVING READ ALL THE PROVISIONS OF THIS MORTGAGE, AND GRANTOR AGREES AS TO ITS TERMS.

GRANTOR:
ASCUTNEY MOUNTAIN RESORT HOTEL, L.P.

By: /s/ SUSAN D. PLAUSTEINER
    -------------------------------------------------------------------------
    SNOWDANCE HOTEL COMPANY, SUSAN D. PLAUSTEINER, PRESIDENT, General Partner


Signed, acknowledged and delivered in the presence of:

x  /s/ [SIGNATURE ILLEGIBLE]
 ----------------------------------------
  Witness

x
 ----------------------------------------
  Witness

--------------------------------------------------------------------------------
                          PARTNERSHIP ACKNOWLEDGEMENT


STATE OF      VERMONT                  }
                                       } ss
COUNTY OF     WINDSOR                  }


At White River Junction, this day of 30 June, 1997, personally appeared SNOWDANCE HOTEL COMPANY, SUSAN D. PLAUSTEINER, PRESIDENT, agent of said partnership, signer and sealer of the foregoing written instrument, and acknowledged the same to be the free act and deed of such partnership.

Before me: /s/   [SIGNATURE ILLEGIBLE]
           --------------------------------------------------
                              Notary Public
                              Comm. Expires 2/10/99
================================================================================

RECORDATION REQUESTED BY:

  MASCOMA SAVINGS BANK,fsb
  10 GATES STREET
  PO BOX 426
  WHITE RIVER JCT., VT 05001


WHEN RECORDED MAIL TO:

  MASCOMA SAVINGS BANK,fsb
  10 GATES STREET
  PO BOX 426
  WHITE RIVER JCT., VT 05001


SEND TAX NOTICE TO:

  MASCOMA SAVINGS BANK,fsb
  10 GATES STREET
  PO BOX 426
  WHITE RIVER JCT., VT 05001

                               SPACE ABOVE THIS LINE IS FOR RECORDER'S USE ONLY
-------------------------------------------------------------------------------


                                    MORTGAGE

THIS MORTGAGE IS DATED JUNE 30, 1997, between ASCUTNEY MOUNTAIN RESORT,
L.P., whose address is ROUTE 44 PO BOX 699, BROWNSVILLE, VT 05037 (referred to below as "Grantor"); and MASCOMA SAVINGS BANK,fsb, whose address is 10 GATES STREET, PO BOX 426, WHITE RIVER JCT., VT 05001 (referred to below as "Lender").

GRANT OF MORTGAGE. For valuable consideration, Grantor grants and conveys to Lender and Lender's successors and assigns, with power of sale, all of Grantor's right, title, and interest in and to the following described real property, together with all existing or susequently erected or affixed buildings, improvements and fixtures; all easements, rights of way, and appurtenances; all water, water rights, watercourses and ditch rights (including stock in utilities with ditch or irrigation rights); and all other rights, royalties, and profits relating to the real property, including without limitation all minerals, oil, gas, geothermal and similar matters, located in WINDSOR County, State of Vermont (the "Real Property"):


     SEE ATTACHED SCHEDULE A

The Real Property or its address is commonly known as ASCUTNEY MOUNTAIN RESORT, BROWNSVILLE, VT 05037.


Grantor presently assigns to Lender all of Grantor's right, title, and interest in and to all leases of the Property and all Rents from the Property. In addition, Grantor grants to Lender a Uniform commercial Code security interest in the Personal Property and Rents.


DEFINITIONS. The following words shall have the following meanings when used in this Mortgage. Terms not otherwise defined in this Mortgage shall have the meanings attributed to such terms in the Uniform Commercial Code. All references to dollar amounts shall mean amounts in lawful money of the United States of America.


     Grantor. The word "Grantor" means ASCUTNEY MOUNTAIN RESORT, L.P. The Grantor is the mortgagor under this Mortgage.


     Guarantor. The word "Guarantor" means and includes without limitation each and all of the guarantors, sureties, and accommodation parties in connection with the indebtedness.


     Improvements. The word "Improvements" means and includes without limitation all existing and future improvements, buildings, structures, mobile homes affixed on the Real Property, facilities, additions, replacements and other construction on the Real Property.


     Indebtedness. The word "Indebtedness" means all principal and interest payable under the Note and any amounts expended or advanced by Lender to discharge obligations of Grantor or expenses incurred by Lender to enforce obligations of Grantor under this Mortgage, together with interest on such amounts as provided in this Mortgage. Specifically, without limitation, this Mortgage secures a revolving line of credit, under which Lender may make advances to Grantor so long as Grantor complies with all the terms of the Note.


     Lender. The word "Lender" means MASCOMA SAVINGS BANK, fsb, its successors and assigns. The Lender is the mortgagee under this Mortgage.


     Mortgage. The word "Mortgage" means this Mortgage between Grantor and Lender, and includes without limitation all assignments and security interest provisions relating to the Personal Property and Rents.


     Note. The word "Note" means the promissory note or credit agreement dated June 30, 1997. In the original principal amount of $1,500,000.00 from Grantor and any co-borrowers to Lender, together with all renewals of, extensions of, modifications of, refinancings of, consolidations of, and substitutions for the promissory note or agreement. NOTICE TO GRANTOR: THE NOTE CONTAINS A VARIABLE INTEREST RATE.


     Personal Property. The words "Personal Property" mean all equipment, fixtures, and other articles of personal property now or hereafter owned by Grantor, and nor or hereafter attached or affixed to the Real Property; togther with all accessions, parts, and additions to, all replacements of, and all substitutions for, any of such property; and together with all proceeds (including without limitation all insurance proceeds and refunds of premiums) from any sale or other disposition of the Property.


     Property. The word "Property" means collectively the Real Properly and the Personal Property.


     Real Property. The words "Real Property" mean the property, interests and rights described above in the "Grant of Mortgage" section.


     Related Documents. The words "Related Documents" mean and include without limitation all promissory notes, credit agreements, loan agreements, environmental agreements, guaranties, security agreements, mortgages, deeds of trust, and all other instruments, agreements and documents, whether now or hereafter existing, executed in connection with the indebtedness.

     Rents. The word "Rents" means all present and future rents, revenues income, issues, royalties, profits, and other benefits derived from the Property.


THIS MORTGAGE, INCLUDING THE ASSIGNMENT OF RENTS AND THE SECURITY INTEREST IN THE RENTS AND PERSONAL PROPERTY IS GIVEN TO SECURE (1) PAYMENT OF THE INDEBTENDESS AND (2) PERFORMANCE OF ALL OBLIGATIONS OF GRANTOR UNDER THIS MORTGAGE AND THE RELATED DOCUMENTS. THIS MORTGAGE IS GIVEN AND ACCEPTED ON THE FOLLOWING TERMS:


PAYMENT AND PERFORMANCE. Except as otherwise provided in this Mortgage, Grantor shall pay to Lender all amounts secured by this Mortgage as they become due, and shall strictly perform all of Grantor's obligations under this Mortgage.


POSSESSION AND MAINTENANCE OF THE PROPERTY. Grantor agrees that Grantor's possession and use of the Property shall be governed by the following provisions:


     Possession and Use. Until in default or until Lender exercises its right to collect Rents as provided for in the Assignment of Rents form executed by Grantor in connection with the Property, Grantor may remain in possession and control of and operate and manage the Property and collect the Rents from the Property.


     Duty to Maintain. Grantor shall maintain the Property in tenentable condition and promptly perform all repairs, replacements, and maintenance necessary to preserve its value.


     Hazardous Sustances. The terms "hazardous waste," "hazardous substance," "disposal," "release," and "threatened release," as used in this Mortgage, shall have the same meanings as set forth in the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended. 42 U.S.C. Section 9601, et seq. ("CERCLA"), the Superfund Amendments and Reauthorization Act of 1986, Pub. L. No. 99-499 ("SARA"), the Hazardous Materials Transportation Act, 59 U.S.C. Section 1801, et seq., the Resource Conservation and Recovery Act, 42 U.S.C. Section 6901, et seq., or other applicable state or Federal laws, rules, or regulations adopted pursuant to any of the foregoing. The terms "hazardous waste" and "hazardous substance" shall also include, without limitation, petroleum and petroleum by-products or any fraction thereof and asbestos. Grantor represents and warrants to Lender that: (a) During the period of Grantor's ownership of the Property, there has been no use, generation, manufacture, storage, treatment, disposal, release or threatened release of any hazardous waste or substance by any person on, under, about or from the Property; (b) Grantor has no knowledge of, or reason to believe that there has been, except as previously disclosed to

06-30-1997                            MORTGAGE                            Page 2
Loan No 27027106                    (Continued)
-------------------------------------------------------------------------------

     and acknowledge by Lender in writing, (i) any use, generation, manufacture, storage, treatment, disposal, release or threatened release of any hazardous waste or substance on, under, about or form the Property by any prior owners or accupants of the Property or (ii) any actual or threatened litigation or claims of any kind by any person relating to such matters; and (c) Except as previously disclosed to and acknowledged by Lender in writing. (i) neither Grantor nor any tenant, contractor, agent or other authorized user of the Property shall use, generate, manufacture, store, treat, dispose of, or release any hazardous waste or substance on, under, about or form the Property and (ii) any such activity shall be conducted in compliance with all applicable federal, state, and local laws, regulations and ordinances, including without limitation those laws, regulations, and ordinances described above. Grantor authorizes Lender and its agents to enter upon the Property to make such inspections and tests, at Grantor's expenses, as Lender may deem appropriate to determine compliance of the Property with this section of the Mortgage. Any inspections or tests made by Lender shall be for Lender's purposes only and shall not be construed to create any responsibility or liability on the part of Lender to Grantor or to any other person. The representations and warranties contained herein are based on Grantor's due diligence in investigating the Property for hazardous waste and hazardous substances. Grantor hereby (a) releases and waives any future claims against Lender for Indeminity or contribution in the event Grantor become liable for cleanup or other costs under any such laws, and (b) agrees to indemnify and hold harmless Lender against any and all claims, losses, liabilities, damages, penalties, and expenses which Lender may directly or indirectly sustain or suffer resulting from a breach of this section of the Mortgage or as a consequence of any use, generation, manufacture, storage, disposal, release or threatened release occurring prior to Grantor's ownership or interest in the Property, whether or not the same was or should have been known to Grantor. The provisions of this section of the Mortgage, including the obligation to indemnify,shall survive the payment of the indebtedness and the satisfaction and revonveyance of the lien of this Mortgage and shall not be affected by Lender's acquisition of any interest in the Property, whether by foreclosure or otherwise.


     Nuisance, Waste. Grantor shall not cause, conduct or permit any nuisance nor commit, permit, or suffer any stripping of or waste on or to the Property or any portion of the Property. Without limiting the generally of the foregoing. Grantor will not remove, or grant to any other party the right to remove, any timber, minerals (including oil and gas), soil, gravel or rock products without the prior written consent of Lender.


     Removal of Improvements. Grantor shall not demolish or remove any improvements from the Real Property without the prior written consent of Lender. As a condition to the removal of any improvements, Lender may require Grantor to make arrangements satisfactory to Lender to replace such improvements with improvements of at least equal value.

     Lender's Right to Enter. Lender and its agents and representatives may enter upon the Real Property at all reasonable times to attend to Lender's interests and to inspect the Property for purposes of Grantor's compliance with the terms and conditions of this Mortgage.


     Compliance with Governmental Requirements. Grantor shall promptly comply with all laws, ordinances, and regulations, now or hereafter in effect, of all governmental authorities applicable to the use or occupancy of the Property, including without limitation, the Americans With Disabilities Act. Grantor may contest in good faith any such law, ordinance, or regulation and withhold compliance during any proceeding, including appropriate appeals, so long as Grantor has notified Lender in writing prior to doing so and so long as, in Lender's sole opinion, Lender's interest in the Property are not jeopardized. Lender may require Grantor to post aduate security or a surety bond, reasonably satisfactory to Lender, to protect Lender's interest.


     Duty to Protect Grantor agrees neither to abandon nor leave unattended the Property. Grantor shall do all other acts. In addition to those acts set forth above in this section, which from the character and use of the Property are reasonable necessary to protect and preserve the Property.

DUE ON SALE - CONSENT BY LENDER. Lender may, at its option, declare immediately due and payable all sums secured by this Mortgage upon the sale or transfer, without the Lender's prior written consent, of all or any part of the Real Property, or any interest in the Real Property. A "sale or transfer" means the conveyance of Real Property or any right, title or interest therein; whether legal, beneficial or equitable; whether voluntary or involuntary; whether by outright sale, deed, installment sale contract, land contract, contract for deed, leasehold interest with a term greater than three (3) years, lease-option contract, or by sale, assignment, or transfer of any beneficial interest in or to any land trust holding title to the Real Property, or by any other method of conveyance of Real Property interest. If any Grantor is a corporation, partnership or limited liability company, transfer also includes any change in ownership of more than twenty-five percent (25%) of the voting stock, partnership interests or limited liability company interests, as the case may be, of Grantor. However, this option shall not be exercised by Lender if such exercise is prohibited by federal law or by Vermont law.

TAXES AND LIENS. The following provisions relating to the taxes and liens on the Property are a part of this Mortgage.

     Payment. Grantor shall pay when due (and in all events prior to delinquency) all taxes, payroll taxes, special taxes, assessments, water charges and sewer service charges levied against or on account of the Property, and shall pay when due all claims for work done on or for services rendered or material furnished to the Property. Grantor shall maintain the Property free of all liens having priority over or equal to the interest of Lender under this Mortgage, except for the lien of taxes and assessments not due, and except as otherwise provided in the following paragraph.

     Right to Contest. Grantor may withhold payment of any tax, assessment, or claim in connection with a good faith dispute over the obligation to pay, so long as Lender's interest in the Property is not jeopardized. If a lien arises or is filed as a result of nonpayment, Grantor shall within fifteen
     (15) days after the lien arises or, if a lien is filed, within fifteen (15) days after Grantor has notice of the filing, secure the discharge of the lien, or if requested by Lender, deposit with Lender cash or a sufficient corporate surety bond or other security satisfactory to Lender in an amount sufficient to discharge the lien plus any costs and attorneys' fees or other charges that could accrue as a result of a foreclosure or sale under the lien. In any contest, Grantor shall defend itself and Lender and shall satisfy any adverse judgment before enforcement against the Property. Grantor shall name Lender as an additional obligee under any surety bond furnished in the contest proceedings.

     Evidence of Payment. Grantor shall upon demand furnish to Lender satisfactory evidence or payment of the taxes or assessments and shall authorize the appropriate government official to deliver to Lender at any time a written statement of the taxes and assessments against the Property.

     Notice of Construction. Grantor shall notify Lender at least fifteen (15) days before any work is commenced, any services are furnished, or any materials are supplied to the Property, if any mechanic's lien, materialmen's lien, or other lien could be asserted on account of the work, services, or materials. Grantor will upon request of Lender furnish to Lender advance assurances satisfactory to Lender that Grantor can and will pay the cost of such improvements.

PROPERTY DAMAGE INSURANCE. The following provisions relating to insuring the Property are a part of this Mortgage.

     Maintenance of Insurance. Grantor shall procure and maintain policies of fire insurance with standard extended coverage endorsements on a replacement basis for the full insurable value covering all improvements on the Real Property in an amount sufficient to avoid application of any coinsurance clause, and with a standard mortgagee clause in favor of Lender. Grantor shall also procure and maintain comprehensive general liability insurance in such coverage amounts as Lender may request with Lender being named as additional insureds in such liability insurance policies. Additionally, Grantor shall maintain such other insurance, including but not limited to hazard, business interruption and boiler insurance as Lender may require. Policies shall be written by such insurance companies and in such form as may be reasonably acceptable to Lender. Grantor shall deliver to Lender certificates of coverage from each insurer containing a stipulation that coverage will not be cancelled or diminished without a minimum of ten (10) days' prior written notice to Lender and not containing any disclaimer of the insurer's liability for failure to give such notice. Each insurance policy also shall include an endorsement providing that coverage in favor or Lender will not be impaired in any way by any act, omission or default of Grantor or any other person. Should the Real Property at any time become located in an area designated by the Director of the Federal Emergency Management Agency as a special flood hazard area, Grantor agrees to obtain and maintain Federal Flood Insurance for the full unpaid principal balance of the loan, up to the maximum policy limits set under the National Flood Insurance Program, or as otherwise required by Lender, and to maintain such insurance for the term of the loan.

     Application of Proceeds. Grantor shall promptly notify Lender of any loss or damage to the Property. Lender may make proof of loss if Grantor fails to do so within fifteen (15) days of the casualty. Whether or not Lender's security is impaired, Lender may, at its election, apply the proceeds to the reduction of the indebtedness, payment of any lien affecting the Property, or the restoration and repair of the Property. If Lender elects to apply the proceeds to restoration and repair, Grantor shall repair or replace the damaged or destroyed improvements in a manner satisfactory to Lender. Lender shall, upon satisfactory proof of such expenditure, pay or reimburse Grantor from the proceeds for the reasonable cost of repair or restoration if Grantor is not in default hereunder. Any proceeds which have not been disbursed within 180 days after their receipt and which Lender has not committed to the repair or restoration of the Property shall be used first to pay any amount owing to Lender under this Mortgage, then to prepay accrued interest, and the remainder, if any, shall be applied to the principal balance of the indebtedness. If Lender holds any proceeds after payment in full of the indebtedness, such proceeds shall be paid to Grantor.

     Unexpired Insurance at Sale. Any unexpired insurance shall inure to the benefit of, and pass to, the purchaser of the Property covered by this Mortgage at any trustee's sale or other sale held under the provisions of this Mortgage, or at any foreclosure sale of such Property.

     Grantor's Report on Insurance. Upon request of Lender, however not more than once a year, Grantor shall furnish to Lender a report on each existing policy of insurance showing: (a) the name of the insurer; (b) the risks insured; (c) the amount of the policy; (d) the property insured, the then current replacement value of such property, and the manner of determining that value; and (e) the expiration date of the policy. Grantor shall, upon request of Lender, have an independent appraiser satisfactory to Lender determine the cash value replacement cost of the Property.

TAX AND INSURANCE RESERVES. Subject to any limitations set by applicable law, Lender may require Grantor to maintain with Lender reserves for payment of annual taxes, assessments, and insurance premiums, which reserves shall be created by advance payment or monthly payments of a sum estimated by Lender to be sufficient to produce amounts at least equal to the taxes, assessments, and insurance premiums to be paid. The reserve funds shall be held by Lender as a general deposit from Grantor, which Lender may satisfy by payment of the taxes, assessments, and insurance

06-30-1997                          MORTGAGE                              Page 3
Loan No 27027106                   (Continued)
================================================================================

premiums required to be paid by Grantor as they become due. Lender shall have the right to draw upon the reserve funds to pay such items, and Lender shall not be required to determine the validity or accuracy of any item before paying it. Nothing in the Mortgage shall be construed as requiring Lender to advance other monies for such purposes, and Lender shall not incur any liability for anything it may do or omit to do with respect to the reserve account. All amounts in the reserve account are hereby pledged to further secure the indebtedness, and Lender is hereby authorized to withdraw and apply such amounts on the indebtedness upon the occurrence of an Event of Default. Lender shall not be required to pay any interest or earnings on the reserve funds unless required by law or agreed to by Lender in writing. Lender does not hold the reserve funds in trust for Grantor, and Lender is not Grantor's agent for payment of the taxes and assessments required to be paid by Grantor.

EXPENDITURES BY LENDER. If Grantor fails to comply with any provision of this Mortgage, or if any action or proceeding is commenced that would materially affect Lender's interests in the Property, Lender on Grantor's behalf may, but shall not be required to, take any action that Lender deems appropriate. Any amount that Lender expends in so doing will bear interest at the rate provided for in the Note from the date incurred or paid by Lender to the date of repayment by Grantor. All such expenses, at Lender's option, will (a) be payable on demand, (b) be added to the balance of the Note and be apportioned among and be payable with any installment payments to become due during either (i) the term of any applicable insurance policy or (ii) the remaining term of the Note, or (c) be treated as a balloon payment which will be due and payable at the Note's maturity. This Mortgage also will secure payment of these amounts. The rights provided for in this paragraph shall be in addition to any other rights or any remedies to which Lender may be entitled on account of the default. Any such action by Lender shall not be construed as curing the default so as to bar Lender from any remedy that it otherwise would have had.

WARRANTY; DEFENSE OF TITLE. The following provisions relating to ownership of the Property are a part of this Mortgage.

     Title. Grantor warrants that: (a) Grantor holds good and marketable title of record to the Property in fee simple, free and clear of all liens and encumbrances other than those set forth in the Real Property description or in any title insurance policy, title report, or final title opinion issued in favor of, and accepted by, Lender in connection with this Mortgage, and
     (b) Grantor has the full right, power, and authority to execute and deliver this Mortgage to Lender.

     Defense of Title. Subject to the exception in the paragraph above, Grantor warrants and will forever defend the title to the Property against the lawful claims of all persons. In the event any action or proceeding is commenced that questions Grantor's title or the interest of the Lender under this Mortgage, Grantor shall defend the action at Grantor's expense. Grantor may be the nominal party in such proceeding, but Lender shall be entitled to participate in the proceeding and to be represented in the proceeding by counsel of Lender's own choice, and Grantor will deliver, or cause to be delivered, to Lender such instruments as Lender may request from time to time to permit such participation.

     Compliance with Laws. Grantor warrants that the Property and Grantor's use of the Property complies with all existing applicable laws, ordinances, and regulations of governmental authorities.

CONDEMNATION. The following provisions relating to condemnation of the Property are a part of this Mortgage.

     Application of Net Proceeds. If all or any part of the Property is condemned by eminent domain proceedings or by any proceeding or purchase in lieu of condemnation, Lender may at its election require that all or any portion of the net proceeds of the award be applied to the indebtedness or the repair or restoration of the Property. The net proceeds of the award shall mean the award after payment of all reasonable costs, expenses, and attorneys' fees incurred by Lender in connection with the condemnation.

     Proceedings. If any proceeding in condemnation is filed, Grantor shall promptly notify Lender in writing, and Grantor shall promptly take such steps as may be necessary to defend the action and obtain the award. Grantor may be the nominal party in such proceeding, but Lender shall be entitled to participate in the proceeding and to be represented in the proceeding by counsel of its own choice, and Grantor will deliver or cause to be delivered to Lender such instruments as may be requested by it from time to time to permit such participation.

IMPOSITION OF TAXES, FEES AND CHARGES BY GOVERNMENTAL AUTHORITIES. The following provisions relating to governmental taxes, fees and charges are a part of this Mortgage.

     Current Taxes, Fees and Charges. Upon request by Lender, Grantor shall execute such documents in addition to this Mortgage and take whatever other action is requested by Lender to perfect and continue Lender's lien on the Real Property. Grantor shall reimburse Lender for all taxes, as described below, together will all expenses incurred in recording, perfecting or continuing this Mortgage, including without limitation all taxes, fees, documentary stamps, and other charges for recording or registering this Mortgage.

     Taxes. The following shall constitute taxes to which this section applies:
     (a) a specific tax upon this type of Mortgage or upon all or any part of the indebtedness secured by this Mortgage; (b) a specific tax on Grantor which Grantor is authorized or required to deduct from payments on the indebtedness secured by this type of Mortgage; (c) a tax on this type of Mortgage chargeable against the Lender or the holder of the Note; and (d) a specific tax on all or any portion of the indebtedness or on payments of principal and interest made by Grantor.

     Subsequent Taxes. If any tax to which this section applies is enacted subsequent to the date of this Mortgage, this event shall have the same effect as an Event of Default (as defined below), and Lender may exercise any or all of its available remedies for any Event of Default as provided below unless Grantor either (a) pays the tax before it becomes delinquent, or (b) contests the tax as provided above in the Taxes and Liens section and deposits with Lender cash or a sufficient corporate surety bond or other security satisfactory to Lender.

SECURITY AGREEMENT; FINANCING STATEMENTS. The following provisions relating to this Mortgage as a security agreement are a part of this Mortgage.

     Security Agreement. This instrument shall constitute a security agreement to the extent any of the Property constitutes fixtures or other personal property, and Lender shall have all of the rights of a secured party under the Uniform Commercial Code as amended from time to time.

     Security Interest. Upon request by Lender, Grantor shall execute financing statements and take whatever other action is requested by Lender to perfect and continue Lender's security interest in the Rents and Personal Property. In addition to recording this Mortgage in the real property records, Lender may, at any time and without further authorization from Grantor, file executed counterparts, copies or reproductions of this Mortgage as a financing statement. Grantor shall reimburse Lender for all expenses incurred in perfecting or continuing this security interest. Upon default, Grantor shall assemble the Personal Property in a manner and at a place reasonably convenient to Grantor and Lender and make it available to Lender within three (3) days after receipt of written demand from Lender.

     Addresses. The mailing addresses of Grantor (debtor) and Lender (secured party), from which information concerning the security interest granted by this Mortgage may be obtained (each as required by the Uniform Commercial
     Code), are as stated on the first page of this Mortgage.

FURTHER ASSURANCES; ATTORNEY-IN-FACT. The following provisions relating to further assurances and attorney-in-fact are a part of this Mortgage.

     Further Assurances. At any time, and from time to time, upon request of Lender, Grantor will make, execute and deliver, or will cause to be made, executed or delivered, to Lender or to Lender's designee, and when requested by Lender, cause to be filed, recorded, refiled, or rerecorded, as the case may be, at such times and in such offices and places as Lender may deem appropriate, any and all such mortgages, deeds of trust, security deeds, security agreements, financing statements, continuation statements, instruments of further assurance, certificates, and other documents as may, in the sole opinion of Lender, be necessary or desirable in order to effectuate, complete, perfect, continue, or preserve (a) the obligations of Grantor under the Note, this Mortgage, and the Related Documents, and (b) the liens and security interests created by this Mortgage as first and prior liens on the Property, whether now owned or hereafter acquired by Grantor. Unless prohibited by law or agreed to the contrary by Lender in writing, Grantor shall reimburse Lender for all costs and expenses incurred in connection with the matters referred to in this paragraph.

     Attorney-in-Fact. If Grantor fails to do any of the things referred to in the preceding paragraph, Lender may do so for and in the name of Grantor and at Grantor's expense. For such purposes, Grantor hereby irrevocably appoints Lender as Grantor's attorney-in-fact for the purpose of making, executing, delivering, filing, recording, and doing all other things as may be necessary or desirable, in Lender's sole opinion, to accomplish the matters referred to in the preceding paragraph.

FULL PERFORMANCE. If Grantor pays all the indebtedness when due, and otherwise performs all the obligations imposed upon Grantor under this Mortgage, Lender shall execute and deliver to Grantor a suitable satisfaction of this Mortgage and suitable statements of termination of any financing statement on file evidencing Lender's security interest in the Rents and the Personal Property. Grantor will pay, if permitted by applicable law, any reasonable termination fee as determined by Lender from time to time.

DEFAULT. Each of the following, at the option of Lender, shall constitute an event of default ("Event of Default") under this Mortgage:

     Default on Indebtedness. Failure of Grantor to make any payment when due on the indebtedness.

     Default on Other Payments. Failure of Grantor within the time required by this Mortgage to make any payment for taxes or insurance, or any other payment necessary to prevent filing of or to effect discharge of any lien.

     Compliance Default. Failure of Grantor to comply with any other term, obligations, covenant or condition contained in this Mortgage, the Note or in any of the Related Documents.

     Default in Favor of Third Parties. Should Grantor default under any loan, extension of credit, security agreement, purchase or sales agreement, or any other agreement, in favor of any other creditor or person that may materially affect any of Grantor's property or Grantor's ability to repay the

060-30-197                         MORTGAGE                               Page 4
Loan No. 27027106                (Continued)

--------------------------------------------------------------------------------

     Note or Grantor's ability to perform Grantor's obligations under this Mortgage or any of the Related Documents.

     False Statements. Any warranty, representation or statement made or furnished to Lender by or on behalf of Grantor under this Mortgage, the Note or the Related Documents is false or misleading in any material respect, either now or at the time made or furnished.

     Defective Collateralization. This Mortgage or any of the Related Documents ceases to be in full force and effect (including failure of any collateral documents to create a valid and perfected security interest or lien) at any time and for any reason.

     Death or Insolvency. The dissolution or termination of Grantor's existence as a going business or the death of any partner, the insolvency of Grantor, the appointment of a receiver for any part of Grantor's property, any assignment for the benefit of creditors, any type of credit workout, or the commencement of any proceeding under any bankruptcy or insolvency laws by or against Grantor.

     Foreclosure, Forfeiture, etc. Commencement of foreclosure or forfeiture proceedings, whether by judicial proceeding, self-helf, repossession or any other method, by any creditor of Grantor or by any governmental agency against any of the Property. However, this subsection shall not apply in the event of a good faith dispute by Grantor as to the validity or reasonableness of the claim which is the bais of the foreclosure or forefeiture proceeding, provided that Grantor gives Lender written notice of such claim and furnishes reserves or a surety bond for the claim satisfactory to Lender.

     Breach of Other Agreement. Any breach by Grantor under the terms of any other agreement between Grantor and Lender that is not remedied within any grace period provided therein, including without limitation any agreement concerning any indebtedness or other obligation of Grantor to Lender, whether existing now or later.

     Events Affecting Guarantor. Any of the preceding events occurs with respect to any Guarantor of any of the indebtedness or any Guarantor dies or becomes incompetent, or revokes or disputes the validity of, or liability under, any Guaranty of the Indebtedness. Lender, at its option, may, but shall not be required to, permit the Guarantor's estate to assume unconditionally the obligations arising under the guaranty in a manner satisfactory to Lender, and, in doing so, cure the Event of Default.

     Events Affecting Co-Borrowers. Any of the preceding events occurs with respect to any co-borrower of any of the indebtedness or any co-borrower dies or becomes incompetent, or revokes or disputes the validity of, or liability under, any of the indebtedness. Lender, at its option, may, but shall not be required to, permit the co-borrower's estate to assume unconditionally the obligations on the indebtedness in a manner satisfactory to Lender, and, in doing so, cure the Event of Default.

     Adverse Change. A material adverse change occurs in Grantor's financial condition, or Lender believes the prospect of payment or performance of the indebtedness is impaired.

     Insecurity. Lender in good faith deems itself insecure.

     Right to Cure. If such a failure is curable and if Grantor has not been given a notice of a breach of the same provision of this Mortgage within the preceding twelve (12) months, it may be cured (and no Event of Default will have occurred) if Grantor, after Lender sends written notice demanding cure of such failure: (a) cures the failure within ten (10) days; or (b) if the cure requires more than ten (10) days, immediately initiates steps sufficient to cure the failure and thereafter continues and completes all reasonable and necessary steps sufficient to produce compliance as soon as reasonably practical.

RIGHTS AND REMEDIES ON DEFAULT. Upon the occurrence of any Event of Default and at any time thereafter, Lender, at its option, may exercise any one or more of the following rights and remedies, in addition to any other rights or remedies provided by law:

     Accelerate indebtedness. Lender shall have the right at its option without notice to Grantor to declare the entire indebtedness immediately due and payable, including any prepayment penalty which Grantor would be required to pay.

     UCC Remedies. With respect to all or any part of the Personal Property, Lender shall have all the rights and remedies of a secured party under the Uniform Commercial Code.

     Collect Rents. Lender shall have the right, without notice to Grantor, to take possession of the Property and collect the Rents, including amounts past due and unpaid, and apply the net proceeds, over and above Lender's costs, against the indebtedness. In furtherance of this right, Lender may require any tenant or other user of the Property to make payments of rent or use fees directly to Lender. If the Rents are collected by Lender, then Grantor irrevocably designates Lender as Grantor's attorney-in-fact to endorse instruments received in payment thereof in the name of Grantor and to negotiate the same and collect the proceeds. Payments by tenants or other users to Lender in response to Lender's demand shall satisfy the obligations for which the payments are made, whether or not any proper grounds for the demand existed. Lender may exercise its rights under this subparagraph either in person, by agent, or through a receiver.

     Appoint Receiver. Lender shall have the right to have a receiver appointed to take possession of all or any part of the Property, with the power to protect and preserve the Property, to operate the Property preceding foreclosure or sale, and to collect the Rents from the Property and apply the proceeds, over and above the cost of the receivership, against the indebtedness. The receiver may serve without bond if permitted by law. Lender's right to the appointment of a receiver shall exist wiether or not the apparent value of the Property exceeds the indebtedness by a substantial amount. Employment by Lender shall not disqualify a person from serving as a receiver.

     Judicial Foreclosure. Lender may obtain a judicial decree foreclosing Grantor's interest in all or any part of the Property.

     Nonjudicial Sale. If permitted by applicable law, Lender may foreclose Grantor's interest in all or in any part of the Personal Property or the Real Property by nonjudicial sale.

     Deficiency Judgement. If permitted by applicable law, Lender may obtain a judgment for any deficiency remaining in the indebtedness due to Lender after application of all amounts received from the exercise of the rights provided in this section.

     Tenancy at Sufferance. If Grantor remains in possession of the Property after the Property is sold as provided above or Lender otherwise becomes entitled to possession of the Property upon default of Grantor, Grantor shall become a tenant at sufferance of Lender or the purchaser of the Property and shall, at Lender's option, either (a) pay a reasonable rental for the use of the Property, or (b) vacate the Property immediately upon the demand of Lender.

     Other Remedies. Lender shall have all other rights and remedies provided in this Mortgage or the Note or available at law or in equity.

     Sale of the Property. To the extent permitted by applicable law, Grantor hereby waives any and all right to have the property marshalled. In exercising its rights and remedies, Lender shall be free to sell all or any part of the Property together or separately, in one sale or by separate sales. Lender shall be entitilted to bid at any public sale on all or any portion of the Property.

     Notice of Sale. Lender shall give Grantor reasonable notice of the time and place of any public sale of the Personal Property or of the time after which any private sale or other intended disposition of the Personal Property is to be made. Reasonable notice shall means notice given at least ten (10) days before the time of the sale or disposition.

     Power of Sale. Where Lender invokes the power of sale, Lender's rights and duties shall be determined according to existing Vermont law governing said power of sale. If it shall be necessary to inflate any legal action to determine the person or persons legally entitled to any excess proceeds of the sale then the Lender's cost of said action shall be deducted from the said excess and reimbursed to Lender before its ultimate disbursal.

     Waiver; Election of Remedies. A waiver by any party of a breach of a provision of this Mortgage shall not constitute a waiver of or prejudice the party's rights otherwise to demand strict compliance with that provision or any other provision. Election by Lender to pursue any remedy shall not exclude pursuit of any other remedy, and an election to make expenditures or take ation to perform an obligation of Grantor under this Mortgage after failure of Grantor to perform shall not affect Lender's right to declare a default and exercise its remedies under this Mortgage.

     Attorneys' Fee; Expenses. If Lender institutes any suit or action to enforce any of the terms of this Mortgage, Lender shall be entitled to recover such sum as the court may adjudge reasonable as attorneys' fees at trial and on any appeal. Whether or not any court action is involved, all reasonable expenses incurred by Lender that in Lender's opinion are necessary at any time for the protection of its interest or the enforcement of its rights shall become a part of the indebtedness payable on demand and shall bear interest from the date of expenditure until repaid at the rate provided for in the Note. Expenses covered by this paragraph include, without limitation, however subject to any limits under applicable law, Lender's attorneys' fees and Lender's legal expenses whether or not there is a lawsuit, including attorneys' free for bankruptcy proceedings (including efforts to modify or vacate any automatic stay or injunction), appeals and any anticipated post-judgment collection services, the cost of searching records, obtaining title reports (including foreclosure reports), surveyors' reports, and appraisal fees, and title insurance, to the extent permitted by applicable law. Grantor also will pay any court costs, in addition to all other sums provided by law.

NOTICES TO GRANTOR AND OTHER PARTIES. Any notice under this Mortgage, including without limitation any notice of default and any notice of sale to Grantor, shall be in writing, may be be sent by telefacsimile, and shall be effective when actually delivered, or when deposited with a nationally recognized overnight courier, or, if mailed, shall be deemed effective when deposited in the United States mail first class, certified or registered mail, postage prepaid, directed to the addresses shown near the beginning of this Mortgage. Any party may change its address for notices under this Mortgage by giving formal written notice to the other parties specifying that the purpose of the notice is to change the party's address. All copies of

06-30-1997                         MORTGAGE                               Page 5
Loan No. 27027106                (Continued)

--------------------------------------------------------------------------------

notices of foreclosure from the holder of any lien which has priority over this Mortgage shall be sent to Lender's address, as shown near the beginning of this Mortgage. For notice purposes, Grantor agrees to keep Lender informed at all times of Grantor's current address.

MISCELLANEOUS PROVISIONS. The following miscellaneous provisions are a part of this Mortgage:

                    Amendments. This Mortgage, together with any Related Documents, constitutes the entire understanding and agreement of the parties as to the matters set forth in this Mortgage. No alteration of or amendment to this Mortgage shall be effective unless given in writing and signed by the party or parties sought to be charged or bound by the alteration or amendment.

                    Annual Reports. If Property is used for purposes other than Grantor's residence, Grantor shall furnish to Lender, upon request, a certified statement of net operating income received from the Property during Grantor's previous fiscal year in such form and detail as Lender shall require. "Net operating income" shall mean all cash receipts from the Property less all cash expenditures made in connection with the operation of the Property.

                    Applicable Law. This Mortgage has been delivered to Lender and accepted by Lender in the State of Vermont. This Mortgage shall be governed by and construed in accordance with the laws of the State of Vermont.

                    Caption Headings. Caption Headings in this Mortgage are for convenience purposes only and are not to be used to interpret or define the provisions of this Mortgage.

                    Merger. There shall be no merger of the interest or estate created by this Mortgage with any other interest or estate in the Property at any time held by or for the benefit of Lender in any capacity, without written consent of Lender.

                    Multiple Parties. All obligations of Grantor under this Mortgage shall be joint and several, and all references to Grantor shall mean each and every Grantor. This means that each of the persons signing below is responsible for all obligations in this Mortgage.

                    Severability. If a court of competent jurisdiction finds any provision of this Mortgage to be invalid or unenforceable as to any person or circumstance, such finding shall not render that provision invalid or unenforceable as to any other persons or circumstances. If feasible, any such offending provision shall be deemed to be modified to be within the limits of enforceability or validity; however, if the offending provision cannot be so modified, it shall be stricken and all other provisions of this Mortgage in all other respects shall remain valid and enforceable.

                    Successors and Assigns. Subject to the limitation stated in this Mortgage on transfer of Grantor's interest, this Mortgage shall be binding upon and inure to be the benefit of the parties, their successors and assigns. If ownership of the Property becomes vested in a person other than Grantor, Lender, without notice to Grantor, may deal with Grantor's successors with reference to this Mortgage and the indebtedness by way of forbearance or extension without Releasing Grantor from the obligations of this Mortgage or lability under the indebtedness.

                    Time is of the Essence. Time is of the essence in the performance of this Mortgage.

                    Waiver of Homestead Exemption. Grantor hereby releases and waives all rights and benefits of the homestead exemption laws of the State of Vermont as to all indebtedness secured by this Mortgage.

                    Waiver and Consents. Lender shall not be deemed to have waived any rights under this Mortgage (or under the Related Documents) unless such waiver is in writing and signed by Lender. No delay or omission on the part of Lender in exercising any right shall operate as a waiver of such sight or any other right. A waiver by any party of a provision of this Mortgage shall not constitute a waiver of or prejudice the party's right otherwise to demand strict compliance with that provision or any other provision. No prior waiver by Lender, nor any course of dealing between Lender and Grantor, shall constitute a waiver of any of Lender's rights or any of Grantor's obligations as to any future transactions. Whenever consent by Lender is required in this Mortgage, the granting of such consent by Lender in any instance shall not constitute continuing consent to subsequent instances where such consent is required.

GRANTOR ACKNOWLEDGES HAVING READ ALL THE PROVISIONS OF THIS MORTGAGE, AND GRANTOR AGREES TO ITS TERMS.

GRANTOR:

ASCUTNEY MOUNTAIN RESORT, L.P.

By: /s/ SUSAN D. PLAUSTEINER
   _________________________

SNOWDANCE SKI COMPANY, General Partner, SUSAN D. PLAUSTEINER, PRESIDENT

Signed, acknowledged and delivered in the presence of:

[signature illegible]
----------------------------------

Witness

----------------------------------

Witness
--------------------------------------------------------------------------------

                           PARNTERSHIP ACKNOWLEDGMENT

STATE OF VERMONT  )
                  )ss
COUNTY OF WINDSOR )

At Hartford, this day of June 30, 1997, personally appeared SUSAN D. PLAUSTEINER, PRESIDENT Officer of SNOWDANCE SKI COMPANY, General Partner of ASCUTNEY MOUNTAIN RESORT, L.P., agent of said partnership, signer and sealer of the foregoing written instrument, and acknowledged the same to be the free act and deed of such partnership.

Before me: [signature illegible]
          ___________________________

                 Notary Public

                                   SCHEDULE A
                          (Legal Description - Resort)


     It being a portion of the same lands and premises with all rights appurtenance thereto conveyed by virtue of a Trustee's Deed dated September 1, 1993 from John R. Canney, III, Trustee to Ascutney Mountain Resort, L.P., recorded in Book 49 at Pages 85-91 of the West Windsor Land Records and described in particular as follows:

     The following real property being 716.36 acres, more or less, together with all buildings and improvements thereon and any and all easements, licenses, rights and interests therein or appurtenant thereto (including, without limitation, the easements, licenses, rights and interests described hereinbelow), located in the Town of West Windsor, County of Windsor, State of Vermont being more particularly described and/or depicted on a survey dated April 21, 1988, revised April 23, 1988, and May 10, 1988, prepared by Farnsworth Surveys of Brownsville, Vermont entitled "Land of Mt. Ascutney Associates, Brownsville, Vermont" comprising 2 sheets, being Drawing No. 88-737 and Drawing No. 88-737A, a mylar thereof recorded on Pages 176-177 of the West Windsor Map
Rack:

     1. Parcels 1, 8, 9, 10, 11, 12, 13A, 13B, and 20. Containing 575.44 acres, more or less, with all buildings and improvements thereon situated, located on the southerly side of Vermont Route #44 in West Windsor (Brownsville), Vermont, and further being described and commonly referred to as the Mt. Ascutney Ski Area, owned by Mt. Ascutney Associates by virtue of a Warranty Deed dated September 28, 1984 from Mt. Ascutney Corporation, recorded in Book 29 at Pages 16-23 of the West Windsor Land Records, and a Corrective Warranty Deed dated November 14, 1984 from Mt. Ascutney Corporation, recorded in Book 29 at Pages 166-173 of the West Windsor Land Records, and by virtue of a Warranty Deed dated November 12, 1984 from Mt. Ascutney Corporation, recorded in Book 29 at Pages 128-130 of the West Windsor Land Records.

     2. Parcel 5. Containing .98 acres, more or less, and further being described as Lot S-65 of the Sky Hawk Village Development, so-called, owned by Mt. Ascutney Associates by virtue of a Warranty Deed dated September 28, 1984 from Mt. Ascutney Corporation, recorded in Book 29 at Pages 24-26 of the West Windsor Land Records.

     3. McArdle Parcel. Containing 1.07 acres, more or less, and further being described as Lot S-46 of the Sky Hawk Village Development, so-called, owned by Mt. Ascutney Associates by virtue of a Warranty Deed dated October 3, 1988 from Richard and Lois McArdle, recorded in Book 41 at Pages 102-103 of the West Windsor Land Records.

     4. McDermott Parcel. Containing 1.05 acres, more or less, and further being described as Lot S-47 of the Sky Hawk Village Development, so-called, owned by Mt. Ascutney Associates by virtue of a Warranty Deed dated March 26, 1988 from Michael J. and Linda C. McDermott, recorded in Book 39 at Pages 422-424 of the West Windsor Land Records.

     5. Parcels 14 and 15. Containing 95.26 acres, more or less, with right-of-way appurtenant thereto, located on both sides of Town Road No. 40 in West Windsor, Vermont, and further being described as property owned by Mt. Ascutney Associates by virtue of a Warranty Deed dated September 28, 1984 from Summit Ventures Incorporated, recorded in Book 29 at Pages 29-33 of the West Windsor Land Records, and a Corrective Warranty Deed dated November 14, 1984 from Summit Ventures Incorporated, recorded in Book 29 at Pages 161-165 of the West Windsor Land Records.

     6. Parcels 17A and 17B. Containing a total of 3.15 acres, more or less, and further being described as Lots No. 3 and 4 of the Ascutney Mountain Village Development, so-called, owned by Mt. Ascutney Associates by virtue of a Warranty Deed dated June 18, 1985 from Charlotte A. Donaldson Maher, recorded in Book 32 at Pages 140-142 of the West Windsor Land Records.

     7. Parcels 18A, 18B, 18C, 18D, and 18E. Containing a total of 51.2 acres, more or less, and further being described as the property owned by Mt. Ascutney Associates by virtue of a Warranty Deed dated July 18, 1985 from Summit Ventures Incorporated, recorded in Book 32 at Pages 218-221 of the West Windsor Land Records.

     8. Village Road, so-called. That portion of Village Road, so-called, extending from State Aid Highway 2 to Sky Hawk Lane, so-called, containing by estimate 3.5 acres, more or less.

     9. Brown Parcel. Containing 1.64 acres, more or less, and further being described as the property owned by Mt. Ascutney Associates by virtue of a Warranty Deed dated November 13, 1987 from Kneeland C. Brown and Shirley A. Brown, recorded in Book 39 at Pages 425-426 of the West Windsor Land Records.

     10. Easement granted pursuant to a Warranty Deed dated September 28, 1984 from Mt. Ascutney Corporation, recorded in Book 29 at Pages 16-23 of the West Windsor Land Records, and a Corrective Warranty Deed dated November 14, 1984 from Mt. Ascutney Corporation, recorded in Book 29 at Pages 166-173 of the West Windsor Land Records.

     11. Right of Way granted pursuant to a Warranty Deed dated March 16, 1987 from Lee R. Sisti, recorded in Book 36 at Pages 194-196 of the West Windsor Land Records.

     12. Right of Way granted pursuant to a Warranty Deed dated October 3, 1988 from Richard and Lois McArdle, recorded in Book

41 at Pages 102-103 of the West Windsor Land Records.

     13. Right of Way granted pursuant to a Warranty Deed dated March 26, 1988 from Michael J. and Linda C. McDermott, recorded in Book 39 at Pages 422-424 of the West Windsor Land Records.

     14. Any rights to the land within Town Road 40 granted pursuant to a Warranty Deed dated September 28, 1984 from Summit Ventures Incorporated, recorded in Book 29 at Pages 29-33 of the West Windsor Land Records, and a Corrective Warranty Deed dated November 14, 1984 from Summit Ventures Incorporated, recorded in Book 29 at Pages 161-165 of the West Windsor Land Records.

     15. Rights in land granted pursuant to a Warranty Deed dated July 18, 1985 from Summit Ventures Incorporated, recorded in Book 32 at Pages 218-221 of the West Windsor Land Records.

     16. Easements and rights granted pursuant to a Warranty Deed, from Mt. Ascutney Associates, to Mt. Ascutney Associates Realty Company, Inc., dated December 17, 1984 and recorded in the West Windsor Land Records on December 20, 1984 in Book 29, Pages 253-258.

     17. Spring Rights granted pursuant to a Warranty Deed, dated as of May 26, 1961 from Stewart and Patricia Barrows to Mt. Ascutney Ski Area, Inc., recorded in the West Windsor Land Records in Book 14, Page 126.

     18. All real property, improvements, leases, licenses, easements, rights of way, and such other interests of John R. Canney, Trustee in, to or pertaining to lands and premises of the Debtors known as the Mt. Ascutney Ski Area and Resort a/k/a the Mt. Ascutney Ski Resort, but specifically excluding any real property, improvements, leases, licenses, rights-of-way, and easements granted by Trustee to:

          (a) Ascutney Mountain Resort Hotel, L.P., a Delaware limited partnership, pursuant to the terms of a Trustee's Deed (Hotel) dated September 1, 1993, recorded in Book 49 at Page 92-102 of the West Windsor Land Records.

          (b) Ascutney Mountain Resort Realty, L.P., a Delaware limited partnership, pursuant to the terms of that certain Trustee's Deed (Mountain's Edge), dated September 1, 1993, recorded in book 49 at Pages 103-110 of the West Windsor Land Records.

          (c) Ascutney Mountain Resort, L.P. a Delaware limited partnership, pursuant to the terms of a Trustee's Deed (Sewerline), dated September 1, 1993, recorded in Book 49 at Page 111-115 of the West Windsor Land Records.

     The references contained in Paragraphs 1 through 7 and Paragraph 9 of this Exhibit A to any deeds or the previous owner of the property or interests described therein are included solely for reference purposes and do not, in any way, modify or limit the legal description of the property or interests conveyed hereby.

     With the EXCEPTION of a parcel of land containing 16.93 acres, more or less, conveyed by Ascutney Mountain Resort, L.P. to Steven Plausteiner and Susan
D. Plausteiner by Warranty Deed dated June 30, 1997 to be recorded in the West Windsor Land Records, to which deed and a survey dated April 29, 1994 prepared by Robert W. Farnsworth, Registered Land Surveyor, of Brownsville, Vermont entitled "Land Surveyed for Steven & Susan Plausteiner - Coaching Land - West Windsor - Vermont", Drawing No. 94-1118, and being a portion of Parcel 15 hereinabove described, to which surveys reference may be made for further particulars of description of lands and premises excluded from the legal description of the insured premises.

RECORDATION REQUESTED BY:

   MASCOMA SAVINGS BANK,fsb
   10 GATES STREET
   PO BOX 426
   WHITE RIVER JCT., VT 05001

WHEN RECORDED MAIL TO:

   MASCOMA SAVINGS BANK,fsb
   10 GATES STREET
   PO BOX 426
   WHITE RIVER JCT., VT 05001


SEND TAX NOTICES TO:

   MASCOMA SAVINGS BANK,fsb
   10 GATES STREET
   PO BOX 426
   WHITE RIVER JCT., VT 05001


                                SPACE ABOVE THIS LINE IS FOR RECORDER'S USE ONLY
--------------------------------------------------------------------------------

                                    MORTGAGE


THIS MORTGAGE IS DATED JUNE 30, 1997, between STEVEN H. PLAUSTEINER and SUSAN D. PLAUSTEINER, whose address is COACHING LN,BROWNSVILLE, VT 05037 (referred to below as "Grantor"); and MASCOMA SAVINGS BANK, fsb, whose address is 10 GATES STREET, PO 80X 426, WHITE RIVER JCT., VT 05001 (referred to below as "Lender").

GRANT OF MORTGAGE. For valuable consideration, Grantor grants and conveys to Lender and Lender's successors and assigns, with power of sale, all of Grantor's right, title, and interest in and to the following described real property, together with all existing or subsequently erected or affixed buildings, improvements and fixtures; all easements, rights of way, and appurtenances; all water, water rights, watercourses and ditch rights (including stock in utilities with ditch or irrigation rights); and all other rights, royalties, and profits relating to the real property, including without limitation all minerals, oil, gas, geothermal and similar matters, located in WINDSOR County, State of Vermont (the "Real Property"):


        SEE ATTACHED SCHEDULE A

The Real Property or its address is commonly known as COACHING LANE, BROWNSVILLE, VT 05037.

Grantor presently assigns to Lender all of Grantor's right, title, and interest in and to all leases of the Property and all Rents from the Property. In addition, Grantor grants to Lender a Uniform Commercial Code security interest in the Personal Property and Rents.

DEFINITIONS. The following words shall have the following meanings when used in this Mortgage. Terms not otherwise defined in this Mortgage shall have the meanings attributed to such terms in the Uniform Commercial Code. All references to dollar amounts shall mean amounts in lawful money of the United States of America.

     Borrower. The word "Borrower" means each and every person or entity signing the Note, including without limitation ASCUTNEY MOUNTAIN RESORT, L.P. and ASCUTNEY MOUNTAIN RESORT HOTEL, L.P.

     Grantor. The word "Grantor" means any and all persons and entities executing this Mortgage, including without limitation all Grantors named above. The Grantor is the mortgagor under this Mortgage.

     Guaranty. The word "Guaranty" means the guaranty from Grantor to Lender, including without limitation a guaranty or all or part of the Note.

     Guarantor. The word "Guarantor" means and includes without limitation each and all of the guarantors, sureties, and accommodation parties in connection with the indebtedness.

     Improvements. The word "Improvements" means and includes without limitation all existing and future improvements, buildings, structures, mobile homes affixed on the Real Property, facilities, additions, replacements and other construction on the Real Property.

     Indebtedness. The word "Indebtedness" means all obligations of Grantor under the Guaranty and any amounts expended or advanced by Lender to discharge obligations of Grantor or expenses incurred by Lender to enforce obligations of Grantor under this Mortgage, together with interest on such amounts as provided in this Mortgage. Specifically, without limitation, this Mortgage secures a guaranty of a revolving line of credit, under which Lender may make advances to Borrower so long as Borrower complies with all the terms of the Note.

     Lender. The word "Lender" means MASCOMA SAVINGS BANK, fsb, its successors and assigns. The Lender is the mortgagee under this Mortgage.

     Mortgage. The word "Mortgage" means this Mortgage between Grantor and Lender, and includes without limitation all assignments and security interest provisions relating to the Personal Property and Rents.

     Note. The word "Note" means the promissory note or credit agreement dated June 30, 1997, in the original principal amount of $1,500,000.00 from Borrower and any co-borrowers to Lender, together with all renewals of, extensions of, modifications of, refinancings of, consolidations of, and substitutions for the promissory note or agreement. NOTICE TO GRANTOR: THE NOTE CONTAINS A VARIABLE INTEREST RATE.

     Personal Property. The words "Personal Property" mean all equipment, fixtures, and other articles of personal property now or hereafter owned by Grantor, and now or hereafter attached or affixed to the Real Property; together with all accessions, parts, and additions to, all replacement of, and all substitutions for, any of such property; and together with all proceeds (including without limitation all insurance proceeds and refunds of premiums) from any sale or other disposition of the Property.

     Property. The word "Property" means collectively the Real Property and the Personal Property.

     Real Property. The words "Real Property" mean the property, interests and rights described above in the "Grant of Mortgage" section.

     Related Documents. The words "Related Documents" mean and include without limitation all promissory notes, credit agreements, loan agreements, environmental agreements, guaranties, security agreements, mortgages, deeds of trust, and all other instruments, agreements and documents, whether now or hereafter existing, executed in connection with the Indebtedness.

     Rents. The word "Rents" means all present and future rents, revenues, income, issues, royalties, profits, and other benefits derived from the Property.

THIS MORTGAGE, INCLUDING THE ASSIGNMENT OF RENTS AND THE SECURITY INTEREST IN THE RENTS AND PERSONAL PROPERTY, IS GIVEN TO SECURE (1) A GUARANTY FROM GRANTOR TO LENDER, AND DOES NOT DIRECTLY SECURE THE OBLIGATIONS DUE LENDER UNDER THE NOTE, AND (2) PERFORMANCE OF ALL OBLIGATIONS OF GRANTOR UNDER THIS MORTGAGE AND THE RELATED DOCUMENTS. THIS MORTGAGE IS GIVEN AND ACCEPTED ON THE FOLLOWING
TERMS:

GRANTOR'S WAIVERS. This Mortgage secures a guaranty and does not directly secure the indebtedness due Lender under the Note. Grantor waives any and all rights and defenses arising by reason of (a) any "one-action" or "anti-deficiency" law, or any other law that may prevent Lender from bringing any action or claim for deficiency against Grantor, (b) any election of remedies by Lender which may limit Grantor's rights to proceed against any party indebted under the Note, or (c) any disability or defense of any party indebted under the Note, any other guarantor or any other person by reason of cessation of the indebtedness due under the Note for any reason other than full payment of the Note.

GRANTOR'S REPRESENTATIONS AND WARRANTIES. Grantor warrants that: (a) this Mortgage is executed at Borrower's request and not at the request of Lender; (b) Grantor has the full power, right, and authority to enter into this Mortgage and to hypothecate the Property; (c) the provisions of this Mortgage do not conflict with, or result in a default under any agreement or other instrument binding upon Grantor and do not result in a violation of any law, regulation, court decree or order applicable to Grantor; (d) Grantor has established adequate means of obtaining from Borrower on a continuing basis information about Borrower's financial condition; and (e) Lender has made no representation to Grantor about Borrower (including without limitation the creditworthiness of Borrower).

PAYMENT AND PERFORMANCE. Except as otherwise provided in this Mortgage, Grantor shall strictly perform all of Grantor's obligations under the Guaranty and under this Mortgage.

POSSESSION AND MAINTENANCE OF THE PROPERTY. Grantor and Borrower agree that Grantor's possession and use of the Property shall be




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06-30-1997                         MORTGAGE                               Page 2
Loan No. 27027106                 (Continued)
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governed by the following provisions:

     Possession and Use. Until in default or until Lender exercises its right to collect Rents as provided for in the Assignment of Rents form executed by Grantor in connection with the Property, Grantor may remain in possession and control of and operate and manage the Property and collect the Rents from the Property.

     Duty to Maintain. Grantor shall maintain the Property in tenantable condition and promptly perform all repairs, replacements, and maintenance necessary to preserve its value.

     Hazardous Substances. The terms "hazardous waste," "hazardous substance," "disposal," "release," and "threatened release," as used in this Mortgage, shall have the same meanings as set forth in the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended, 42 U.S.C. Section 9601, et seq. ("CERCLA"). The Superfund Amendments and Reauthorization Act of 1986, Pub. L. No. 99-499 ("SARA"), the Hazardous Materials Transportation Act, 49 U.S.C. Section 1801, et seq., the Resource Conservation and Recovery Act, 42 U.S.C. Section 6901, et seq., or other applicable state or Federal laws, rules, or regulations adopted pursuant to any of the foregoing. The terms "hazardous waste" and "hazardous substance" shall also include, without limitation, petroleum and petroleum by-products or any fraction thereof and asbestos. Grantor represents and warrants to Lender that: (a) During the period of Grantor's ownership of the Property, there has been no use, generation, manufacture, storage, treatment, disposal, release or threatened release of any hazardous waste or substance by any person on, under, about or from the Property; (b) Grantor has no knowledge of, or reason to believe that there has been, except as previously disclosed to and acknowledged by Lender in writing, (i) any use, generation, manufacture, storage, treatment, disposal, release, or threatened release of any hazardous waste or substance on, under, about or from the Property by any prior owners or occupants of the property or (ii) any actual or threatened litigation or claims of any kind by any person relating to such matters; and (c) Except as previously disclosed to and acknowledged by Lender in writing, (i) neither Grantor nor any tenant, contractor, agent or other authorized user of the Property shall use, generate, manufacture, store, treat, dispose of, or release any hazardous waste or substance on, under, about or from the Property and (ii) any such activity shall be conducted in compliance with all applicable federal, state, and local laws, regulations and ordinances, including without limitation those laws, regulations, and ordinances described above. Grantor authorizes Lender and its agents to enter upon the Property to make such inspections and tests, at Grantor's expense, as Lender may deem appropriate to determine compliance of the Property with this section of the Mortgage. Any inspections or tests made by Lender shall be for Lender's purposes only and shall not be construed to create any responsibility or liability on the part of Lender to Grantor or to any other person. The representations and warranties contained herein are based on Grantor's due diligence in investigating the Property for hazardous waste and hazardous substances. Grantor hereby (a) releases and waives any future claims against Lender for indemnity or contribution in the event Grantor becomes liable for, cleanup or other costs under any such laws, and
     (b) agrees to indemnify and hold harmless Lender against any and all claims, losses, liabilities, damages, penalties, and expenses which Lender may directly or indirectly sustain or suffer resulting from a breach of this section of the Mortgage or as a consequence of any use, generation, manufacture, storage, disposal, release or threatened release occurring prior to Grantor's ownership or interest in the Property, whether or not the same was or should have been known to Grantor. The provisions of this section of the Mortgage, including the obligation to indemnify, shall survive the payment of the indebtedness and the satisfaction and reconveyance of the lien of this Mortgage and shall not be affected by Lender's acquisition of any interest in the Property, whether by foreclosure or otherwise.

     Nuisance, Waste. Grantor shall not cause, conduct or permit any nuisance nor commit, permit, or suffer any stripping of or waste on or to the Property or any portion of the Property. Without limiting the generality of the foregoing, Grantor will not remove, or grant to any other party the right to remove, any timber, minerals (including oil and gas), soil, gravel or rock products without the prior written consent of Lender.

     Removal of Improvements. Grantor shall not demolish or remove any improvements from the Real Property without the prior written consent of Lender. As a condition to the removal of any improvements. Lender may require Grantor to make arrangements satisfactory to Lender to replace such improvements with improvements of at least equal value.

     Lender's Right to Enter. Lender and its agents and representatives may enter upon the Real Property at all reasonable times to attend to Lender's interests and to inspect the Property for purposes of Grantor's compliance with the terms and conditions of this Mortgage.

     Compliance with Governmental Requirements. Grantor shall promptly comply with all laws, ordinances, and regulations, now or hereafter in affect, of all governmental authorities applicable to the use or occupancy of the Property, including without limitation, the Americans With Disabilities Act. Grantor may contest in good faith any such law, ordinance, or regulation and withhold compliance during any proceeding, including appropriate appeals, so long as Grantor has notified Lender in writing prior to doing so and so long as, in Lender's sole opinion, Lender's interests in the Property are not jeopardized. Lender may require Grantor to post adequate security or a surety bond, reasonably satisfactory to Lender, to protect Lender's interest.

     Duty to Protect. Grantor agrees neither to abandon nor leave unattended the Property. Grantor shall do all other acts, in addition to those acts set forth above in this section, which from the character and use of the Property are reasonably necessary to protect and preserve the Property.

DUE ON SALE - CONSENT BY LENDER. Lender may, at its option, declare immediately due and payable all sums secured by this Mortgage upon the sale or transfer, without the Lender's prior written consent, of all or any part of the Real Property, or any interest in the Real Property. A "sale or transfer" means the conveyance of Real Property or any right, title or interest therein; whether legal, beneficial or equitable; whether voluntary or involuntary; whether by outright sale, deed, installment sale contract, land contract, contract for deed, leasehold interest with a term greater than three (3) years, lease-option contract, or by sale, assignment, or transfer of any beneficial interest in or to any land trust holding title to the Real Property, or by any other method of conveyance of Real Property Interest. If any Grantor is a corporation, partnership or limited liability company, transfer also includes any change in ownership of more than twenty-five percent (25%) of the voting stock, partnership interests or limited liability company interests, as the case may be, of Grantor. However, this option shall not be exercised by Lender if such exercise is prohibited by federal law or by Vermont law.

TAXES AND LIENS. The following provisions relating to the taxes and liens on the Property are a part of this Mortgage.

    Payment. Grantor shall pay when due (and in all events prior to delinquency) all taxes, payroll taxes, special taxes, assessments, water charges and sewer service charges levied against or on account of the Property, and shall pay when due all claims for work done on or for services rendered or material furnished to the Property. Grantor shall maintain the Property free of all liens having priority over or equal to the interest of Lender under this Mortgage, except for the lien of taxes and assessments not due, and except as otherwise provided in the following paragraph.

    Right To Contest. Grantor may withhold payment of any tax, assessment, or claim in connection with a good faith dispute over the obligation to pay, so long as Lender's Interest in the Property is not jeopardized. If a lien arises or is filed as a result of nonpayment, Grantor shall within fifteen
    (15) days after the lien arises or, if a lien is filed, within fifteen (15) days after Grantor has notice of the filing, secure the discharge of the lien, or if requested by Lender, deposit with Lender cash or a sufficient corporate surety bond or other security satisfactory to Lender in an amount sufficient to discharge the lien plus any costs and attorneys' fees or other charges that could accrue as a result of a foreclosure or sale under the lien. In any contest, Grantor shall defend itself and Lender and shall satisfy any adverse judgment before enforcement against the Property. Grantor shall name Lender as an additional obligee under any surety bond furnished in the contest proceedings.

    Evidence of Payment. Grantor shall upon demand furnish to Lender satisfactory evidence of payment of the taxes or assessments and shall authorize the appropriate governmental official to deliver to Lender at any time a written statement of the taxes and assessments against the Property.

    Notice of Construction. Grantor shall notify Lender at least fifteen (15) days before any work is commenced, any services are furnished, or any materials are supplied to the Property, if any mechanic's lien, materialmen's lien, or other lien could be asserted on account of the work, services, or materials. Grantor will upon request of Lender furnish to Lender advance assurances satisfactory to Lender that Grantor can and will pay the cost of such improvements.

PROPERTY DAMAGE INSURANCE. The following provisions relating to insuring the Property are a part of this Mortgage.

    Maintenance of Insurance. Grantor shall procure and maintain policies of fire insurance with standard extended coverage endorsements on a replacement basis for the full insurable value covering all improvements on the Real Property in an amount sufficient to avoid application of any coinsurance clause, and with a standard mortgagee clause in favor of Lender. Grantor shall also procure and maintain comprehensive general liability insurance in such coverage amounts as Lender may request with Lender being named as additional insureds in such liability insurance policies. Additionally, Grantor shall maintain such other insurance, including but not limited to hazard, business interruption and boiler insurance as Lender may require. Policies shall be written by such insurance companies and in such form as may be reasonably acceptable to Lender. Grantor shall deliver to Lender certificates of coverage from each Insurer containing a stipulation that coverage will not be cancelled or diminished without a minimum of ten (10) days' prior written notice to Lender and not containing any disclaimer of the Insurer's liability for failure to give such notice. Each insurance policy also shall include an endorsement providing that coverage in favor of Lender will not be impaired in any way by any act, omission or default of Grantor or any other person. Should the Real Property at any time become located in an area designated by the Director of the Federal Emergency Management Agency as a special flood hazard area, Grantor agrees to obtain and maintain Federal Flood Insurance for the full unpaid principal balance of the loan, up to the maximum policy limits set under the National Flood Insurance Program, or as otherwise required by Lender, and to maintain such insurance for the term of the loan.

    Application of Proceeds. Grantor shall promptly notify Lender of any loss or damage to the Property. Lender may make proof of loss if Grantor fails to do so within fifteen (15) days of the casualty. Whether or not Lender's security is impaired, Lender may, at its election, apply the proceeds to the reduction of the Indebtedness, payment of any lien affecting the Property, or the restoration and repair of the Property. If Lender elects to apply the proceeds to restoration and repairs, Grantor shall repair or replace the damaged or destroyed improvements in a manner satisfactory to

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06-30-1997                        MORTGAGE                                Page 3
Loan No 27027106                 (Continued)
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    Lender. Lender shall, upon satisfactory proof of such expenditure, pay or reimburse Grantor from the proceeds for the reasonable cost of repaid or restoration if Grantor is not in default hereunder. Any proceeds which have not been disbursed within 180 days after their receipt and which Lender has not committed to the repair or restoration of the Property shall be used first to pay any amount owing to Lender under this Mortgage, then to prepay accrued interest, and the remainder, if any, shall be applied to the principal balance of the Indebtedness. If Lender holds any proceeds after payment in full of the Indebtedness, such proceeds shall be paid to Grantor.

    Unexpired Insurance at Sale. Any unexpired insurance shall inure to the benefit of, and pass to, the purchaser of the Property covered by this Mortgage at any trustee's sale or other sale held under the provisions of this Mortgage, or at any for enclosure sale of such Property.

    Grantor's Report on Insurance. Upon request of Lender, however not more than once a year, Grantor shall furnish to Lender a report on each existing policy of insurance showing: (a) the name of the insurer; (b) the risks insured; (c) the amount of the policy; (d) the property insured, the then current replacement value of such property, and the manner of determining that value; and (e) the expiration date of the policy. Grantor shall, upon request of Lender, have an independent appraiser satisfactory to Lender determine the cash value replacement cost of the Property.

TAX AND INSURANCE RESERVES. Subject to any limitations set by applicable law, Lender may require Grantor to maintain with Lender reserves for payment of annual taxes, assessments, and insurance premiums, which reserves shall be created by advance payment or monthly payments of a sum estimated by Lender to be sufficient to produce amounts at least equal to the taxes, assessments, and insurance premiums to be paid. The reserve funds shall be held by Lender as a general deposit from Grantor, which Lender may satisfy by payment of the taxes, assessments, and insurance premiums required to be paid by Grantor as they become due. Lender shall have the right to draw upon the reserve funds to pay such items, and Lender shall not be required to determine the validity or accuracy of any item before paying it. Nothing in the Mortgage shall be construed as requiring Lender to advance other monies for such purposes, and Lender shall not incur any liability for anything it may do or omit to do with respect to the reserve account. All amounts in the reserve account are hereby pledged to further secure the Indebtedness, and Lender is hereby authorized to withdraw and apply such amounts on the Indebtedness upon the occurrence of an Event of Default. Lender shall not be required to pay any interest or earnings on the reserve funds unless required by law or agreed to by Lender in writing. Lender does not hold the reserve funds in trust for Grantor, and Lender is not Grantor's agent for payment of the taxes and assessments required to be paid by Grantor.

EXPENDITURES BY LENDER. If Grantor fails to comply with any provision of this Mortgage, or if any action or proceeding is commenced that would materially affect Lender's Interests in the Property, Lender on Grantor's behalf may, but shall not be required to, take any action that Lender deems appropriate. Any amount that Lender expends in so doing will bear interest at the rate provided for in the Note from the date incurred or paid by Lender to the date of repayment by Grantor. All such expenses, at Lender's option, will (a) be payable on demand, (b) be added to the balance of the Note and be apportioned among and be payable with any installment payments to become due during either (i) the term of any applicable insurance policy or (ii) the remaining term of the Note, or (c) be treated as a balloon payment which will be due and payable at the Note's maturity. This Mortgage also will secure payment of these amounts. The rights provided for in this paragraph shall be in addition to any other rights or any remedies to which Lender may be entitled on account of the default. Any such action by Lender shall not be construed as curing the default so as to bar Lender from any remedy that it otherwise would have had.

WARRANTY; DEFENSE OF TITLE. The following provisions relating to ownership of the Property are a part of this Mortgage.

    Title. Grantor warrants that: (a) Grantor holds good and marketable title of record to the Property in fee simple, free and clear of all liens and encumbrances other than those set forth in the Real Property description or in any title insurance policy, title report, or final title opinion issued in favor of, and accepted by, Lender in connection with this Mortgage, and
    (b) Grantor has the full right, power, and authority to execute and deliver this Mortgage to Lender.

    Defense of Title. Subject to the exception in the paragraph above, Grantor warrants and will forever defend the title to the Property against the lawful claims of all persons. In the event any action or proceeding is commenced that questions Grantor's title or the interest of Lender under this Mortgage, Grantor shall defend the action at Grantor's expense. Grantor may be the nominal party in such proceeding, but Lender shall be entitled to participate in the proceeding and to be represented in the proceeding by counsel of Lender's own choice, and Grantor will deliver, or cause to be delivered, to Lender such instruments as Lender may request from time to time to permit such participation.

    Compliance With Laws. Grantor warrants that the Property and Grantor's use of the Property complies with all existing applicable laws, ordinances, and regulations of governmental authorities.

CONDEMNATION. The following provisions relating to condemnation of the Property are a part of this Mortgage.

    Application of Net Proceeds. If all or any part of the Property is condemned by eminent domain proceedings or by any proceeding or purchase in lieu of condemnation, Lender may at its election require that all or any portion of the net proceeds of the award be applied to the Indebtedness or the repair or restoration of the Property. The net proceeds of the award shall mean the award after payment of all reasonable costs, expenses, and attorneys' fees incurred by Lender in connection with the condemnation.

    Proceedings. If any proceeding in condemnation is filed, Grantor shall promptly notify Lender in writing, and Grantor shall promptly take such steps as may be necessary to defend the action and obtain the award. Grantor may be the nominal party in such proceeding, but Lender shall be entitled to participate in the proceeding and to be represented in the proceeding by counsel of its own choice, and Grantor will deliver or cause to be delivered to Lender such instruments as may be requested by it from time to time to permit such participation.

IMPOSITION OF TAXES, FEES AND CHARGES BY GOVERNMENTAL AUTHORITIES. The following provisions relating to governmental taxes, fees and charges are a part of this
Mortgage:

    Current Taxes, Fees and Charges. Upon request by Lender, Grantor shall execute such documents in addition to this Mortgage and take whatever other action is requested by Lender to perfect and continue Lender's lien on the Real Property. Grantor shall reimburse Lender for all taxes, as described below, together with all expenses incurred in recording, perfecting or continuing this Mortgage, including without limitation all taxes, fees, documentary stamps, and other charges for recording or registering this Mortgage.

    Taxes. The following shall constitute taxes to which this section applies:
    (a) a specific tax upon this type of Mortgage or upon all or any part of the indebtedness secured by this Mortgage; (b) a specific tax on Borrower which Borrower is authorized or required to deduct from payments on the indebtedness secured by this type of Mortgage; (c) a tax on this type of Mortgage chargeable against the Lender or the holder of the Note; and (d) a specific tax on all or any portion of the Indebtedness or on payments of principal and interest made by Borrower.

    Subsequent Taxes. If any tax to which this section applies is enacted subsequent to the date of this Mortgage, this event shall have the same effect as an Event of Default (as defined below), and Lender may exercise any or all of its available remedies for an Event of Default as provided below unless Grantor either (a) pays the tax before it becomes delinquent, or (b) contests the tax as provided above in the Taxes and Liens section and deposits with Lender cash or a sufficient corporate surety bond or other security satisfactory to Lender.

SECURITY AGREEMENT; FINANCING STATEMENTS. The following provisions relating to this Mortgage as a security agreement are a part of this Mortgage.

    Security Agreement. This instrument shall constitute a security agreement to the extent any of the Property constitutes fixtures or other personal property, and Lender shall have all of the rights of a secured party under the Uniform Commercial Code as amended from time to time.

    Security Interest. Upon request by Lender, Grantor shall execute financing statements and take whatever other action is requested by Lender to perfect and continue Lender's security interest in the Rents and Personal Property. In addition to recording this Mortgage in the real property records, Lender may, at any time and without further authorization from Grantor, file executed counterparts, copies or reproductions of this Mortgage as a financing statement. Grantor shall reimburse Lender for all expenses incurred in perfecting or continuing this security interest. Upon default, Grantor shall assemble the Personal Property in a manner and at a place reasonably convenient to Grantor and Lender and make it available to Lender within three (3) days after receipt of written demand from Lender.

    Addresses. The mailing addresses of Grantor (debtor) and Lender (secured party), from which information concerning the security interest granted by this Mortgage may be obtained (each as required by the Uniform Commercial
    Code), are as stated on the first page of this Mortgage.

FURTHER ASSURANCES; ATTORNEY-IN-FACT. The following provisions relating to further assurances and attorney-in-fact are a part of this Mortgage.

    Further Assurances. At any time, and from time to time, upon request of Lender, Grantor will make, execute and deliver, or will cause to be made, executed or delivered, to Lender or to Lender's designee, and when requested by Lender, cause to be filed, recorded, refiled, or rerecorded, as the case may be, at such times and in such offices and places as Lender may deem appropriate, any and all such mortgages, deeds of trust, security deeds, security agreements, financing statements, continuation statements, instruments of further assurance, certificates, and other documents as may, in the sole opinion of Lender, be necessary or desirable in order to effectuate, complete, perfect, continue, or preserve (a) the obligations of Grantor and Borrower under the Note, this Mortgage, and the Related Documents, and (b) the liens and security interests created by this Mortgage as first and prior liens on the Property, whether now owned or hereafter acquired by Grantor. Unless prohibited by law or agreed to the contrary by Lender in writing, Grantor shall reimburse Lender for all costs and expenses incurred in connection with the matters referred to in this paragraph.

    Attorney-In-Fact. If Grantor fails to do any of the things referred to in the preceding paragraph, Lender may do so for and in the name of Grantor and at Grantor's expense. For such purposes, Grantor hereby irrevocably appoints Lender as Grantor's attorney-in-fact for the purpose of making, executing, delivering, filing, recording, and doing all other things as may be necessary or desirable, in Lender's sole opinion, to

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06-30-1997                          MORTGAGE
Loan No. 27027106                  (Continued)                           Page 4
================================================================================

    accomplish the matters referred to in the preceding paragraph.

FULL PERFORMANCE. If Grantor shall strictly perform all of Grantor's obligations under the Guaranty and otherwise performs all the obligations imposed upon Grantor under this Mortgage, Lender shall execute and deliver to Grantor a suitable satisfaction of this Mortgage and suitable statements of termination of any financing statement on file evidencing Lender's security interest in the Rents and the Personal Property. Grantor will pay, if permitted by applicable law, any reasonable termination fee as determined by Lender from time to time.

DEFAULT. Each of the following, at the option of Lender, shall constitute an event of default ("Event of Default") under this Mortgage:

    Default on Indebtedness. Failure of Borrower to make any payment when due on the indebtedness.

    Default Under the Guaranty. Failure by Grantor to comply with any term, obligation, covenant or condition contained in the Guaranty.

    Default on Other Payments. Failure of Grantor within the time required by this Mortgage to make any payment for taxes or insurance, or any other payment necessary to prevent filing of or to effect discharge of any lien.

    Compliance Default. Failure of Grantor or Borrower to comply with any other term, obligation, covenant or condition contained in this Mortgage, the Note or in any of the Related Documents.

    Default in Favor of Third Parties. Should Borrower or any Grantor default under any loan, extension of credit, security agreement, purchase or sales agreement, or any other agreement, in favor of any other creditor or person that may materially affect any of Borrower's or any Grantor's property or Borrower's ability to repay the Note or Borrower's or Grantor's ability to perform their respective obligations under this Mortgage or any of the Related Documents.

    False Statements. Any warranty, representation or statement made or furnished to Lender by or on behalf of Grantor or Borrower under this Mortgage, the Note or the Related Documents is false or misleading in any material respect, either now or at the time made or furnished.

    Defective Collateralization. This Mortgage or any of the Related Documents ceases to be in full force and effect (including failure of any collateral documents to create a valid and perfected security interest or lien) at any time and for any reason.

    Death or Insolvency. The dissolution or termination of Grantor or Borrower's existence as a going business or the death of any partner, the insolvency of Grantor or Borrower, the appointment of a receiver for any part of Grantor or Borrower's property, any assignment for the benefit of creditors, any type of creditor workout, or the commencement of any proceeding under any bankruptcy or insolvency laws by or against Grantor or Borrower.

    Foreclosure, Forfeiture, etc. Commencement of foreclosure or forfeiture proceedings, whether by judicial proceeding, self-help, repossession or any other method, by any creditor of Grantor or by any governmental agency against any of the Property. However, this subsection shall not apply in the event of a good faith dispute by Grantor as to the validity or reasonableness of the claim which is the basis of the foreclosure or forfeiture proceeding, provided that Grantor gives Lender written notice of such claim and furnishes reserves or a surety bond for the claim satisfactory to Lender.

    Breach of Other Agreement. Any breach by Grantor or Borrower under the terms of any other agreement between Grantor or Borrower and Lender that is not remedied within any grace period provided therein, including without limitation any agreement concerning any indebtedness or other obligation of Grantor or Borrower to Lender, whether existing now or later.

    Events Affecting Guarantor. Any of the preceding events occurs with respect to any Guarantor of any of the Indebtedness or any Guarantor dies or becomes incompetent, or revokes or disputes the validity of, or liability under, any Guaranty of the Indebtedness, Lender, at its option, may, but shall not be required to, permit the Guarantor's estate to assume unconditionally the obligations arising under the guaranty in a manner satisfactory to Lender, and, in doing so, cure the Event of Default.

    Events Affecting Co-Borrowers. Any of the preceding events occurs with respect to any co-borrower of any of the Indebtedness or any co-borrower dies or becomes incompetent, or revokes or disputes the validity of, or liability under, any of the indebtedness. Lender, at its option, may, but shall not be required to, permit the co-borrower's estate to assume unconditionally the obligations on the indebtedness in a manner satisfactory to Lender, and, in doing so, cure the Event of Default.

    Adverse Change. A material adverse change occurs in Borrower's financial condition, or Lender believes the prospect of payment or performance of the Indebtedness is impaired.

    Insecurity. Lender in good faith deems itself insecure.

    Right to Cure. If such a failure is curable and if Grantor or Borrower has not been given a notice of a breach of the same provision of this Mortgage within the preceding twelve (12) months, it may be cured (and no Event of Default will have occurred) if Grantor or Borrower, after Lender sends written notice demanding cure of such failure: (a) cures the failure within ten (10) days; or (b) if the cure requires more than ten (10) days, immediately initiates steps sufficient to cure the failure and thereafter continues and completes all reasonable and necessary steps sufficient to produce compliance as soon as reasonably practical.

RIGHTS AND REMEDIES ON DEFAULT. Upon the occurrence of any Event of Default and at any time thereafter, Lender, at its opinion, may exercise any one or more of the following rights and remedies, in addition to any other rights or remedies provided by law:

     Accelerate Indebtedness. Lender shall have the right at its option without notice to Borrower to declare the entire Indebtedness immediately due and payable, including any prepayment penalty which Borrower would be required to pay.

     UCC Remedies. With respect to all or any part of the Personal Property, Lender shall have all the rights and remedies of a secured party under the Uniform Commercial Code.

     Collect Rents. Lender shall have the right, without notice to Grantor or Borrower, to take possession of the Property and collect the Rents, including amounts past due and unpaid, and apply the net proceeds, over and above Lender's costs, against the Indebtedness. In furtherance of this right, Lender may require any tenant or other user of the Property to make payments of rent or use fees directly to Lender. If the Rents are collected by Lender, then Grantor irrevocably designates Lender as Grantor's attorney-in-fact to endorse instruments received in payment thereof in the name of Grantor and to negotiate the same and collect the proceeds. Payments by tenants or other users to Lender in response to Lender's demand shall satisfy the obligations for which the payments are made, whether or not any proper grounds for the demand existed. Lender may exercise its rights under this subparagraph either in person, by agent, or through a receiver.

     Appoint Receiver. Lender shall have the right to have a receiver appointed to take possession of all or any part of the Property, with the power to protect and preserve the Property, to operate the Property preceding foreclosure or sale, and to collect the Rents from the Property and apply the proceeds, over and above the cost of the receivership, against the Indebtedness. The receiver may serve without bond if permitted by law. Lender's right to the appointment of a receiver shall exist whether or not the apparent value of the Property exceeds the Indebtedness by a substantial amount. Employment by Lender shall not disqualify a person from serving as a receiver.

     Judicial Foreclosure. Lender may obtain a judicial decree foreclosing Grantor's interest in all or any part of the Property.

     Nonjudicial Sale. If permitted by applicable law, Lender may foreclose Grantor's interest in all or in any part of the Personal Property or the Real Property by nonjudicial sale.

     Deficiency Judgment. If permitted by applicable law, Lender may obtain a judgment for any deficiency remaining in the indebtedness due to Lender after application of all amounts received from the exercise of the rights provided in this section.

     Tenancy at Sufferance. If Grantor remains in possession of the Property after the Property is sold as provided above or Lender otherwise becomes entitled to possession of the Property upon default of Grantor, Grantor shall become a tenant at sufferance of Lender or the purchaser of the Property and shall, at Lender's option, either (a) pay a reasonable rental for the use of the Property, or (b) vacate the Property immediately upon the demand of Lender.

     Other Remedies. Lender shall have all other rights and remedies provided in this Mortgage or the Note or available at law or in equity.

     Sale of the Property. To the extent permitted by applicable law, Grantor or Borrower hereby waive any and all right to have the property marshalled. In exercising its rights and remedies, Lender shall be free to sell all or any part of the Property together or separately, in one sale or by separate sales. Lender shall be entitled to bid at any public sale on all or any portion of the Property.

     Notice of Sale. Lender shall give Grantor reasonable notice of the time and place of any public sale of the Personal Property or of the time after which any private sale or other intended disposition of the Personal Property is to be made. Reasonable notice shall mean notice given at least ten (10) days before the time of the sale or disposition.

     Power of Sale. Where Lender invokes the power of sale, Lender's rights and duties shall be determined according to existing Vermont law governing said power of sale. If it shall be necessary to initiate any legal action to determine the person or persons legally entitled to any excess proceeds of the sale then the Lender's cost of said action shall be deducted from the said excess and reimbursed to Lender before its ultimate disbursal.

06-30-1997                            MORTGAGE                            Page 5
Loan No 27027106                    (Continued)
--------------------------------------------------------------------------------

     Waiver; Election of Remedies. A waiver by any party of a breach of a provision of this Mortgage shall not constitute a waiver of or prejudice the party's rights otherwise to demand strict compliance with that provision or any other provision. Election by Lender to pursue any remedy shall not exclude pursuit of any other remedy, and an election to make expenditures or take action to perform an obligation of Grantor or Borrower under this Mortgage after failure of Grantor or Borrower to perform shall not affect Lender's right to declare a default and exercise its remedies under this Mortgage.

     Attorneys' Fees; Expenses. If Lender institutes any suit or action to enforce any of the terms of this Mortgage, Lender shall be entitled to recover such sum as the court may adjudge reasonable as attorneys' fees at trial and on any appeal. Whether or not any court action is involved, all reasonable expenses incurred by Lender that in Lender's opinion are necessary at any time for the protection of its interest or the enforcement of its rights shall become a part of the Indebtedness payable on demand and shall bear interest from the date of expenditure until repaid at the rate provided for in the Note. Expenses covered by this paragraph include, without limitation, however subject to any limits under applicable law, Lender's attorneys' fees and Lender's legal expenses whether or not there is a lawsuit, including attorneys' fees for bankruptcy proceedings (including efforts to modify or vacate any automatic stay or injunction), appeals and any anticipated post-judgment collection services, the cost of searching records, obtaining title reports (including foreclosure reports), surveyors' reports, and appraisal fees, and title insurance, to the extent permitted by applicable law. Borrower also will pay any court costs, in addition to all other sums provided by law.

NOTICES TO GRANTOR AND OTHER PARTIES. Any notice under this Mortgage, including without limitation any notice of default and any notice of sale to Grantor, shall be in writing, may be sent by telefacsimile, and shall be effective when actually delivered, or when deposited with a nationally recognized overnight courier, or, if mailed, shall be deemed effective when deposited in the United States mail first class, certified or registered mail, postage prepaid, directed to the addresses shown near the beginning of this Mortgage. Any party may change its address for notices under this Mortgage by giving formal written notice to the other parties, specifying that the purpose of the notice is to change the party's address. All copies of notices of foreclosure from the holder of any lien which has priority over this Mortgage shall be sent to Lender's address, as shown near the beginning of this Mortgage. For notice purposes, Grantor agrees to keep Lender informed at all times of Grantor's current address.

MISCELLANEOUS PROVISIONS. The following miscellaneous provisions are a part of this Mortgage:

     Amendments. This Mortgage, together with any Related Documents, constitutes the entire understanding and agreement of the parties as to the matters set forth in this Mortgage. No alteration of or amendment to this Mortgage shall be effective unless given in writing and signed by the party or parties sought to be charged or bound by the alteration or amendment.

     Annual Reports. If the Property is used for purposes other than Grantor's residence, Grantor shall furnish to Lender, upon request, a certified statement of net operating income received from the Property during Grantor's previous fiscal year in such form and detail as Lender shall require. 'Net operating income' shall mean all cash receipts from the Property less all cash expenditures made in connection with the operation of the Property.

     Applicable Law. This Mortgage has been delivered to Lender and accepted by Lender in the State of Vermont. This Mortgage shall be governed by and construed in accordance with the laws of the State of Vermont.

     Caption Headings. Caption headings in this Mortgage are for convenience purposes only and are not to be used to interpret or define the provisions of this Mortgage.

     Merger. There shall be no merger of the interest or estate created by this Mortgage with any other interest or estate in the Property at any time held by or for the benefit of Lender in any capacity, without the written consent of Lender.

     Multiple Parties. All obligations of Grantor and Borrower under this Mortgage shall be joint and several, and all references to Grantor shall mean each and every Grantor, and all references to Borrower shall mean each and every Borrower. This means that each of the persons signing below is responsible for all obligations in this Mortgage.

     Severability. If a court of competent jurisdiction finds any provision of this Mortgage to be invalid or unenforceable as to any person or circumstance, such finding shall not render that provision invalid or unenforceable as to any other persons or circumstances. If feasible, any such offending provision shall be deemed to be modified to be within the limits of enforceability or validity; however, if the offending provision cannot be so modified, it shall be stricken and all other provisions of this Mortgage in all other respects shall remain valid and enforceable.

     Successors and Assigns. Subject to the limitations stated in this Mortgage on transfer of Grantor's Interest, this Mortgage shall be binding upon and inure to the benefit of the parties, their successors and assigns. If ownership of the Property becomes vested in a person other than Grantor, Lender, without notice to Grantor, may deal with Grantor's successors with reference to this Mortgage and the Indebtedness by way of forbearance or extension without releasing Grantor from the obligations of this Mortgage or liability under the Indebtedness.

     Time is of the Essence. Time is of the essence in the performance of this Mortgage.

     Waiver of Homestead Exemption. Grantor hereby releases and waives all rights and benefits of the homestead exemption laws of the State of Vermont as to all Indebtedness secured by this Mortgage.

     Waivers and Consents. Lender shall not be deemed to have waived any rights under this Mortgage (or under the Related Documents) unless such waiver is in writing and signed by Lender. No delay or omission on the part of Lender in exercising any right shall operate as a waiver of such right or any other right. A waiver by any party of a provision of this Mortgage shall not constitute a waiver of or prejudice the party's right otherwise to demand strict compliance with that provision or any other provision. No prior waiver by Lender, nor any course of dealing between Lender and Grantor or Borrower, shall constitute a waiver of any of Lender's rights or any of Grantor or Borrower's obligations as to any future transactions. Whenever consent by Lender is required in this Mortgage, the granting of such consent by Lender in any instance shall not constitute continuing consent to subsequent instances where such consent is required.

EACH GRANTOR ACKNOWLEDGES HAVING READ ALL THE PROVISIONS OF THIS MORTGAGE, AND EACH GRANTOR AGREES TO ITS TERMS.

GRANTOR:

   /s/ STEVEN H. PLAUSTEINER                   /s/ SUSAN D. PLAUSTEINER
X-------------------------------            X------------------------------
 STEVEN H. PLAUSTEINER                        SUSAN D. PLAUSTEINER

 Signed, acknowledged and delivered in the presence of:

  [signature]
X-------------------------------
Witness

  John A. Hughes, Jr.
X-------------------------------
 Witness

06-30-1997                            MORTGAGE                            Page 6
Loan No 27027106                     (Continued)
--------------------------------------------------------------------------------


                           INDIVIDUAL ACKNOWLEDGMENT

STATE OF    VERMONT )
                    )ss
COUNTY OF   WINDSOR )

BE IT REMEMBERED that on the 30th day of June, 1997, personally appeared STEVEN
H. PLAUSTEINER and SUSAN D. PLAUSTEINER, signers and sealers of the foregoing written instrument and acknowledged the same to be their free act and deed.

Before me:   [signature illegible]
           -------------------------------
                   Notary Public

--------------------------------------------------------------------------------
                                [copy illegible]

                                   EXHIBIT A
                             (Property Description)

     It being all and the same lands and premises conveyed to Steven Plausteiner and Susan D. Plausteiner from Ascutney Mountain Resort, L.P. by Warranty Deed dated June 30, 1997, to be recorded immediately prior hereto in the West Windsor Land Records, and described therein in particular as follows:

     It being a parcel of land containing 16.93 acres, more or less, located on the easterly side of Town Highway No. 40, also referred to as Coaching Lane Road, and depicted on a survey dated April 29, 1994 prepared by Robert W. Farnsworth, Registered Land Surveyor, of Brownsville, Vermont entitled "Land Surveyed for Steven & Susan Plausteiner--Coaching Lane--West Windsor--Vermont", Drawing No. 94-1118, a mylar thereof filed in Map Rack #302. of the West Windsor Land Records. The lands and premises herein conveyed are described from the above-referenced survey as follows:

     Beginning at a point located on the easterly edge of the right-of-way of Town Highway No. 40; thence North 44[d]01'41" East 293.00 feet to a point on the easterly side of a stone wall; thence South 68[d]42'26" East 933.28 feet along the easterly side of said stone wall and running parallel thereto to an iron pipe; thence South 29[d]38'10" West 937.80 feet crossing said stone wall to a point in the course of another stone wall; thence North
58[d]41'05" West 728.90 feet following the course of said stone wall and crossing a right-of-way extending to land owned by the Town of West Windsor to a point of intersection with another stone wall; thence North 23[d]55'40"
East 102.95 feet to a point at the end of said stone wall; thence North 24[d]22'01" East 126.46 feet to a point; thence 04[d]25'39" West 60.90 feet to a point at the end of Town Highway No. 40; thence North 66[d]04'04"
East 50.00 feet along the terminus of Town Highway No. 40 to a point; thence North 23[d]55'56" West 300.00 feet along the easterly edge of the right-of-way of Town Highway No. 40 to a point, which is the point and place of beginning.

     Meaning hereby to convey a portion of lands and premises conveyed by John
R. Canney, III, Esq., Trustee of the Bankruptcy Estates of Summit Ventures, Inc., Mt. Ascutney Associates, and the other debtors named in the jointly administered bankruptcy proceedings in the United States Bankruptcy Court for the District of Vermont entitled "In re: Summit Ventures, Inc. et al," Case Nos. 90-00213-90-00221, inclusive, to Ascutney Mountain Resort, L.P. by Trustee's Deed dated September 1, 1993, recorded in Book 49 at Pages 85-91 of the West Windsor Land Records.

     Reference may be made to the above mentioned deed and survey and to the records of deeds and surveys therein referred to for further particulars of description.

     The lands and premises herein conveyed are subject to reservations, conditions, easements, covenants, agreements, limitations of title and all other provisions contained in the Amended Declaration of Protective Covenants, Restrictions, and Reservations of Mt. Ascutney Corporation dated May 12, 1984, recorded on August 10, 1984 in Book 28 at Pages 455-482 of the West Windsor Land Records, and assigned to Ascutney Mountain Resort, L.P. by Quit Claim Assignment dated September 1, 1993, recorded in Book 49 at Pages 134-146 of the West Windsor Land Records, and are further subject to spring rights, rights-of-way, Board of Health Subdivision Permits and Land Use Permits of record, and specifically the terms and conditions of Land Use Permit Case No. 2SO397-13, recorded in Book 50 at Pages 487-488 of the West Windsor Land Records.

                    COLLATERAL ASSIGNMENT OF LEASES, RENTS,
                       PERMITS, WORKPRODUCT AND AGREEMENTS

        THIS ASSIGNMENT is by and between ASCUTNEY MOUNTAIN RESORT, L.P. and ASCUTNEY MOUNTAIN RESORT HOTEL, L.P., with its principal place of business at Ascutney Mountain Resort, Brownsville, Vermont ("Assignor") and MASCOMA SAVINGS BANK, fsb, a banking corporation with a place of business at 10 Gates Street, PO Box 426, White River Junction, Vermont, ("Assignee").

                                   Background


        1. Assignor owns a parcels of land on Route 44, Brownsville, Vermont, and which are more particularly described on Schedule A and Schedule B to this Assignment, with buildings and other improvements thereon (the "Premises").

        2. Assignee has made a Line of Credit to Assignor for up to One Million Five Hundred Thousand and No/100 ($1,500,000.00) Dollars (the "Loan") evidenced by a Note executed by Assignor (the "Note") and payable to Assignee and secured in part by a mortgage deed dated of even dated granted by Assignor to Assignee creating a mortgage on the Premises (the "Mortgage"). The Note, Mortgage and Loan and Security Agreement dated of even dated herewith between Assignor and Assignee and related documents are hereinafter referred to as the "Loan Documents".

        3. The proceeds of the Loan are to provide funding for takeout of current lender of the Brownsville, Vermont real estate as well as working capital for the Assignor.

        4. Assignee will take and hold a security interest in the leases and rents associated with the subject property as well as an assignment of all architectural and engineering plans and specifications, the construction contract and all governmental approvals as security for Assignor's performance of its obligations under the Loans and the Loan Documents.

        NOW THEREFORE, subject to the terms and conditions hereinafter set forth, Assignor hereby assigns to Assignee, as additional security for the performance of its obligations under the Loan Documents, all right, title and interest of the Assignor in and to:

        (a) all permits and approvals issued by governmental authorities having jurisdiction over the Premises necessary for the capital improvements to the Premises (the "Permits"); and

        (b) all drawings, plans, surveys, or other workproduct prepared for Assignor by the contractors' engineers and architects retained by Assignor in connection with the capital improvements to be made to the Premises (the "Workproduct"); and



        (c) all contracts and agreement between the Assignor and the contractors, engineers and architects retained by Assignor in connection the capital improvements to be made to the Premises, including but not limited to the contract with the general contractor (the "Agreements").

        (d) all leases and rents associated with the subject property.

        Section 1. Assiqnor's Retained Rights. This assignment is effective only to the extent Assignor has the right to make this Assignment without violating applicable law, voiding the Permits or causing a default under the terms and conditions of the Agreements by reason of this Assignment. Assignor shall retain the rights to and shall be entitled to have, hold, use and exercise all rights, privileges and benefits under or pursuant to the terms of the Permits, Workproduct and Agreements until the occurrence of a default by Assignor in its obligations under the Loan Documents, which continues uncured beyond any applicable notice, grace and cure period, if any.



        Section 2. Remedy for Default. Upon the occurrence of a default by Assignor in its obligations under the Loan Documents or this Assignment, which continues beyond any applicable notice, grace and cure period, Assignee, at its sole option, shall be entitled to assume and exercise the rights and benefits of the Assignor under the Permits and Agreement, and use the Workproduct, provided Assignee proceeds to obtain title to the Premises. The Permit shall be deemed to run with the title to the Premises and shall be held by and sued for the benefit of the occupants of the Premises. This Assignment shall not have the effect of nor allow severing the Permits or the benefits of the Permits from the Premises.

        Section 3. No Releases. Noting contained herein shall in any way release Assignor from any of its obligations or duties under the Permits or the Agreements, except to the extent provided by applicable law, if Assignee exercises and/or assumes the rights, duties and obligations of Assignor under the Permits and Agreements.

        Section 4. Assignor's Covenants. Assignor will (1) comply with the terms and conditions of the Permits and Agreements, (2) promptly give notice to Assignee of any revocation or threatened revocation of any of the Permits, (3) promptly give notice to Assignee of the commencement of any action or proceeding relating to any Permit or Agreement, and

        (4) comply with all laws, rules, ordinances, regulations and lawful requirements of all governmental authorities relating to the construction of the aforesaid capital improvements and occupancy of the Premises. Assignor further covenants that, to the best of its knowledge, there are no present violations of any of the Permits. Assignor will use its best reasonable efforts to cure any violation that may occur in the future promptly after notice of the occurrence of such violation. Breach of any of these covenants shall constitute a default under this Assignment.


        Section 5. Termination. This Assignment shall terminate upon payment of all sums due and payable under the Loan Documents. Assignee shall execute and deliver to Assignor a release of this Assignment upon its termination.

        Section 6. Further Assurances. Upon written request of Assignee, Assignor shall execute and deliver to Assignee such further instruments as Assignee may reasonably deem necessary to effect this Assignment and the covenants of Assignor contained herein. Assignor shall cause such further instruments to be recorded in such manner and in such places as may be required by applicable law.

        Section 7. Choice of Law, Binding Effect. This Assignment shall be governed by, construed, and enforced in accordance with the laws of the State of Vermont. This Assignment shall be binding on the Assignor and its successors and assigns and insure to the benefit of the Assignee and its successors and assigns. No amendment or alteration of the terms and conditions of this instrument shall be effective unless contained in a written instrument executed by Assignor and Assignee.

        IN WITNESS WHEREOF, Assignor and Assignee, by and through their respective authorized agents, have caused this Assignment to be duly executed and delivered under seal as of the 30th day of June, 1997.

 In The Presence Of:      ASCUTNEY MOUNTAIN RESORT, L.P.
                          By its general partner,
                          Snowdance Ski Company

(Signature illegible)         /s/ SUSAN D. PLAUSTEINER
--------------------      By: ------------------------------
Witness                       Susan D. Plausteiner,
                              President

                          ASCUTNEY MOUNTAIN RESORT HOTEL, L.P.
                          By its general partner,
                          Snowdance Ski Company
(Signature illegible)
--------------------          /s/ SUSAN D. PLAUSTEINER
Witness to                By: ---------------------------
                              Susan D. Plausteiner
                              President

                                 WARRANTY DEED

     KNOW ALL PERSONS BY THESE PRESENTS that ASCUTNEY MOUNTAIN RESORT, L.P., a Delaware Limited Partnership having a place of business in West Windsor in the County of Windsor and State of Vermont, Grantor, in the consideration of One ($1.00) Dollar and other good and valuable considerations paid to its full satisfaction by STEVEN PLAUSTEINER and SUSAN D. PLAUSTEINER of West Windsor in the County of Windsor and State of Vermont, Grantees, by these presents do freely GIVE, GRANT, SELL, CONVEY, AND CONFIRM unto the said Grantees, STEVEN PLAUSTEINER and SUSAN D. PLAUSTEINER, husband and wife, as tenants by the entirety with right of survivorship, and their heirs and assigns forever, a certain piece of land in West Windsor in the County of Windsor and State of Vermont, described as follows, viz:

     It being a parcel of land containing 16.93 acres, more or less, located on the easterly side of Town Highway No. 40, also referred to as Coaching Lane Road, and depicted on a survey dated April 29, 1994 prepared by Robert W. Farnsworth, Registered Land Surveyor, of Brownsville, Vermont entitled "Land Surveyed for Steven & Susan Plausteiner - Coaching Lane - West Windsor - Vermont", Drawing No. 94-1118, a mylar thereof filed in Map Rack #302 of the West Windsor Land Records. The lands and premises herein conveyed are described from the above-referenced survey as follows:

     Beginning at a point located on the easterly edge of the right-of-way of Town Highway No. 40; thence North 44[d]01'41" East 293.00 feet to a point on the easterly side of a stone wall; thence South 68[d]42'26" East 933.28 feet along the easterly side of said stone wall and running parallel thereto to an iron pipe; thence South 29[d]38'10" West 937.80 feet crossing said stone wall to a point in the course of another stone wall; thence North 58[d]41'05" West 728.90 feet following the course of said stone wall and crossing a right-of-way extending to land owned by the Town of West Windsor to a point of intersection with another stone wall; thence North 23[d]55'40" East 102.95 feet to a point at the end of said stone wall; thence North 24[d]22'01" East 126.46 feet to a point; thence 04[d]25'39" West 60.90 feet to a point at the end of Town Highway No. 40; thence North 66[d]04'04" East 50.00 feet along the terminus of Town Highway No. 40 to a point; thence North 23[d]55'56" West 300.00 feet along the easterly edge of the right-of-way of Town Highway No. 40 to a point, which is the point and place of beginning.

     Meaning hereby to convey a portion of lands and premises conveyed by John
R. Canney, III, Esq., Trustee of the Bankruptcy Estates of Summit Ventures, Inc., Mt. Ascutney Associates, and the other debtors named in the jointly administered bankruptcy proceedings in the United States Bankruptcy Court for the District of Vermont entitled "In re: Summit Ventures, Inc. et al, "Case Nos. 90-00213-90-00221, inclusive, to Ascutney Mountain Resort, L.P. by Trustee's Deed dated September 1, 1993, recorded in Book 49 at Pages 85-91 of the West Windsor Land Records.

     Reference may be made to the above mentioned deed and survey and to the records of deeds and surveys therein referred to for further particulars of description.

     The lands and premises herein conveyed are subject to reservations, conditions, easements, covenants, agreements, limitations of title and all other provisions contained in the Amended Declaration of Protective Covenants, Restrictions, and Reservations of Mt. Ascutney Corporation dated May 12, 1984, recorded on August 10, 1984 in Book 28 at Pages 455-482 of the West Windsor Land Records, and assigned to Ascutney Mountain Resort, L.P. by Quit Claim Assignment dated September 1, 1993 recorded in Book 49 at Pages 134-146 of the West Windsor Land Records, and are further subject to spring rights, rights-of-way, Board of Health Subdivision Permits and Land Use Permits of record, and specifically the terms and conditions of Land Use Permit Case No. 2SO397-13, recorded in Book 50 at Pages 487-488 of the west Windsor Land Records.

     TO HAVE AND TO HOLD said granted premises, with all the privileges and appurtenances thereof, to the said Grantees, STEVEN PLAUSTEINER and SUSAN D. PLAUSTEINER, husband and wife, as tenants by the entirety with right of survivorship, and their heirs and assigns, to their own use and behoof forever; and ASCUTNEY MOUNTAIN RESORT, L.P., the said Grantor, does for itself and its successors and assigns, does COVENANT with the said Grantees, STEVEN PLAUSTEINER and SUSAN D. PLAUSTEINER, and their heirs and assigns, that until the unsealing of these presents ASCUTNEY MOUNTAIN RESORT, L.P. is the sole owner of the premises, and has good right and title to convey the same manner aforesaid, and that they are FREE FROM EVERY ENCUMBRANCE, except as herein stated, and ASCUTNEY MOUNTAIN RESORT, L.P. does hereby engage to WARRANT AND DEFEND the same against all lawful claims whatever, except as herein stated.

     IN WITNESS WHEREOF, this Warranty Deed is executed the 30th day of June, 1997.


IN PRESENCE OF:                      ASCUTNEY MOUNTAIN RESORT, L.P.

/s/ CURTIS BOWDIN                    By: /s/ SUSAN D. PLAUSTEINER
--------------------------------        -------------------------------
            Witness                     Susan D. Plausteiner, President
                                        and Duly Authorized Agent of
                                        Snowdance ski Company, its
                                        General Partner



STATE OF VERMONT   )
                   ) ss.
COUNTY OF WINDSOR  )

     At Hartford this 30th day of June, 1997, ASCUTNEY MOUNTAIN RESORT, L.P. by Susan D. Plausteiner, President and Duly Authorized Agent of SNOWDANCE SRI COMPANY, its General Partner, personally appeared, and she acknowledged this instrument by her sealed and subscribed to be her free act and deed and the free act and deed of ASCUTNEY MOUNTAIN RESORT, L.P.



                                        Before me, /s/ CURTIS BOWDIN
                                                   ---------------------------
                                                        Notary Public
My commission expires: 2/10/99

RECORDATION REQUESTED BY:

     MASCOMA SAVINGS BANK, fsb
     10 GATES STREET
     PO BOX 426
     WHITE RIVER JCT., VT 05001


WHEN RECORDED MAIL TO:

     MASCOMA SAVINGS BANK, fsb
     10 GATES STREET
     PO BOX 426
     WHITE RIVER JCT., VT 05001


SEND TAX NOTICES TO:

     MASCOMA SAVINGS BANK, fsb
     10 GATES STREET
     PO BOX 426
     WHITE RIVER JCT., VT 05001                     SPACE ABOVE THIS LINE IS FOR
                                                             RECORDER'S USE ONLY
--------------------------------------------------------------------------------
                              ASSIGNMENT OF RENTS

THIS ASSIGNMENT OF RENTS IS DATED JUNE 30, 1997, between ASCUTNEY MOUNTAIN RESORT, L.P. and ASCUTNEY MOUNTAIN RESORT HOTEL, L.P., whose address is ROUTE 44, P.0. BOX 699, BROWNSVILLE, VT 05037 (collectively referred to below as "Grantor"); and MASCOMA SAVINGS BANK, fsb, whose address is 10 GATES STREET, PO BOX 426, WHITE RIVER JCT., VT 05001 (referred to below as "Lender").

ASSIGNMENT. For valuable consideration, Grantor assigns, grants a continuing security interest in, and conveys to Lender all of Grantor's right, title, and interest in and to the Rents from the following described Property located in WINDSOR County, State of Vermont:

                      SEE ATTACHED SCHEDULE A

The Real Property or its address is commonly known as ASCUTNEY MOUNTAIN RESORT, BROWNSVILLLE, VT 05037

DEFINITIONS. The following words shall have the following meanings when used in this Assignment. Terms not otherwise defined in this Assignment shall have the meanings attributed to such terms in the Uniform Commercial Code. All references to dollar amounts shall mean amounts in lawful money of the United States of America.

     Assignment. The word "Assignment" means this Assignment of Rents between Grantor and Lender, and includes without limitation all assignments and security interest provisions relating to the Rents.

     Event of Default. The words "Event of Default" mean and include without limitation any of the Events of Default set forth below in the section titled "Events of Default."

     Grantor. The word "Grantor" means ASCUTNEY MOUNTAIN RESORT, L.P. and ASCUTNEY MOUNTAIN RESORT HOTEL, L.P.

     Indebtedness. The word "Indebtedness" means all principal and interest payable under the Note and any amounts expended or advanced by Lender to discharge obligations of Grantor or expenses incurred by lender to enforce obligations of Grantor under this Assignment, together with interest on such amounts as provided in this Assignment. Specifically, without limitation, this Assignment secures a revolving line of credit, under which Lender may make advances to Grantor so long as Grantor complies with all the terms of the Note.

     Lender. The word "Lender" means MASCOMA SAVINGS BANK, fsb, its successors and assigns.

     Note. The word "Note" means the promissory note or credit agreement dated June 30, 1997, in the original principal amount of $1,500,000.00 from Grantor and any co-borrowers to Lender, together with all renewals of, extensions of, modifications of, refinancings of, consolidations of, and substitutions for the promissory note or agreement.

     Property. The word "Property" means the real property, and all improvements thereon, described above in the "Assignment" section.

     Real Property. The words "Real Property" mean the property, interests and rights described above in the "Property Definition" section.

     Related Documents. The words "Related Documents" mean and include without limitation all promissory notes, credit agreements, loan agreements, environmental agreements, guaranties, security agreements, mortgages, deeds of trust, and all other instruments, agreements and documents, whether now or hereafter existing, executed in connection with the indebtedness.

     Rents. The word "Rents" means all rents, revenues, income, issues, profits and proceeds from the Property, whether due now or later, including without limitation all Rents from all leases described on any exhibit attached to this Assignment.

THIS ASSIGNMENT IS GIVEN TO SECURE (1) PAYMENT OF THE INDEBTEDNESS AND (2) PERFORMANCE OF ANY AND ALL OBLIGATIONS OF GRANTOR UNDER THE NOTE, THIS ASSIGNMENT, AND THE RELATED DOCUMENTS. THIS ASSIGNMENT IS GIVEN AND ACCEPTED ON THE FOLLOWING TERMS:

PAYMENT AND PERFORMANCE. Except as otherwise provided in this Assignment or any Related Document, Grantor shall pay to Lender all amounts secured by this Assignment as they become due, and shall strictly perform all of Grantor's obligations under this Assignment. Unless and until Lender exercises its right to collect the Rents as provided below and so long as there is no default under this Assignment, Grantor may remain in possession and control of and operate and manage the Property and collect the Rents, provided that the granting of the right to collect the Rents shall not constitute Lender's consent to the use of cash collateral in a bankruptcy proceeding.

GRANTOR'S REPRESENTATIONS AND WARRANTIES WITH RESPECT TO THE RENTS. With respect to the Rents, Grantor represents and warrants to Lender that:

     Ownership. Grantor is entitled to receive the Rents free and clear of all rights, loans, liens, encumbrances, and claims except as disclosed to and accepted by Lender in writing.

     Right to Assign. Grantor has the full right, power, and authority to enter into this Assignment and to assign and convey the Rents to Lender.

     No Prior Assignment. Grantor has not previously assigned or conveyed the Rents to any other person by any instrument now in force.

     No Further Transfer. Grantor will not sell, assign, encumber, or otherwise dispose of any of Grantor's rights in the Rents except as provided in this Agreement.

LENDER'S RIGHT TO COLLECT RENTS. Lender shall have the right at any time, and even though no default shall have occurred under this Assignment, to collect and receive the Rents. For this purpose, Lender is hereby given and granted the following rights, powers and authority:

     Notice to Tenants. Lender may send notices to any and all tenants of the Property advising them of this Assignment and directing all Rents to be paid directly to Lender or Lender's agent.

     Enter the Property. Lender may enter upon and take possession of the Property; demand, collect and receive from the tenants or from any other persons liable therefor, all of the Rents; institute and carry on all legal proceedings necessary for the protection of the Property, including such proceedings as may be necessary to recover possession of the Property; collect the Rents and remove any tenant or tenants or other persons from the Property.

     Maintain the Property. Lender may enter upon the Property to maintain the Property and keep the same in repair; to pay the costs thereof and of all services of all employees, including their equipment, and of all continuing costs and expenses of maintaining the Property in proper repair and condition, and also to pay all taxes, assessments and water utilities, and the premiums on fire and other insurance effected by Lender on the Property.

     Compliance with Laws. Lender may do any and all things to execute and comply with the laws of the State of Vermont and also all other laws,

06-30-1997                      ASSIGNMENT OF RENTS                       Page 2
Loan No 27027106                   (Continued)
================================================================================

     rules, orders, ordinances and requirements of all other governmental agencies affecting the Property.

     Lease the Property. Lender may rent or lease the whole or any part of the Property for such term or terms and on such conditions as Lender may deem appropriate.

     Employ Agents. Lender may engage such agent or agents as Lender may deem appropriate, either in Lender's name or in Grantor's name, to rent and manage the Property, including the collection and application of Rents.

     Other Acts. Lender may do all such other things and acts with respect to the Property as Lender may deem appropriate and may act exclusively and solely in the place and stead of Grantor and to have all of the powers of Grantor for the purposes stated above.

     No Requirement to Act. Lender shall not be required to do any of the foregoing acts or things, and the fact that Lender shall have performed one or more of the foregoing acts or things shall not require Lender to do any other specific act or thing.

APPLICATION OF RENTS. All costs and expenses incurred by Lender in connection with the Property shall be for Grantor's account and Lender may pay such costs and expenses from the Rents. Lender, in its sole discretion, shall determine the application of any and all Rents received by it; however, any such Rents received by Lender which are not applied to such costs and expenses shall be applied to the Indebtedness. All expenditures made by Lender under this Assignment and not reimbursed from the Rents shall become a part of the Indebtedness secured by this Assignment, and shall be payable on demand, with interest at the Note rate from date of expenditure until paid.

FULL PERFORMANCE. If Grantor pays all of the Indebtedness when due and otherwise performs all the obligations imposed upon Grantor under this Assignment, the Note, and the Related Documents, Lender shall execute and deliver to Grantor a suitable satisfaction of this Assignment and suitable statements of termination of any financing statement on file evidencing Lender's security interest in the Rents and the Property. Any termination fee required by law shall be paid by Grantor, if permitted by applicable law.

EXPENDITURES BY LENDER. If Grantor fails to comply with any provision of this Assignment, or if any action or proceeding is commenced that would materially affect Lender's interests in the Property, Lender on Grantor's behalf may, but shall not be required to, take any action that Lender deems appropriate. Any amount that Lender expends in so doing will bear interest at the rate provided for in the Note from the date incurred or paid by Lender to the date of repayment by Grantor. All such expenses, at Lender's option, will (a) be payable on demand, (b) be added to the balance of the Note and be apportioned among and be payable with any installment payments to become due during either (i) the term of any applicable insurance policy or (ii) the remaining term of the Note, or (c) be treated as a balloon payment which will be due and payable at the Note's maturity. This Assignment also will secure payment of these amounts. The rights provided for in this paragraph shall be in addition to any other rights or any remedies to which Lender may be entitled on account of the default. Any such action by Lender shall not be construed as curing the default so as to bar Lender from any remedy that it otherwise would have had.

DEFAULT. Each of the following, at the option of Lender, shall constitute an event of default ("Event of Default") under this Assignment:

     Default on Indebtedness. Failure of Grantor to make any payment when due on the Indebtedness.

     Compliance Default. Failure of Grantor to comply with any other term, obligation, covenant or condition contained in this Assignment, the Note or in any of the Related Documents.

     Default in Favor of Third Parties. Should Borrower or any Grantor default under any loan, extension of credit, security agreement, purchase or sales agreement, or any other agreement, in favor of any other creditor or person that may materially affect any of Borrower's property or Borrower's or any Grantor's ability to repay the Loans or perform their respective obligations under this Assignment or any of the Related Documents.

     False Statements. Any warranty, representation or statement made or furnished to Lender by or on behalf of Grantor under this Assignment, the Note or the Related Documents is false or misleading in any material respect, either now or at the time made or furnished.

     Defective Collateralization. This Assignment or any of the Related Documents ceases to be in full force and effect (including failure of any collateral documents to create a valid and perfected security interest or lien) at any time and for any reason.

     Other Defaults. Failure of Grantor to comply with any term, obligation, covenant, or condition contained in any other agreement between Grantor and Lender.

     Death or Insolvency. The dissolution or termination of Grantor's existence as a going business or the death of any partner, the insolvency of Grantor, the appointment of a receiver for any part of Grantor's property, any assignment for the benefit of creditors, any type of creditor workout, or the commencement of any proceeding under any bankruptcy or insolvency laws by or against Grantor.

     Foreclosure, Forfeiture, etc. Commencement of foreclosure or forfeiture proceedings, whether by judicial proceeding, self-help, repossession or any other method, by any creditor of Grantor or by any governmental agency against any of the Property. However, this subsection shall not apply in the event of a good faith dispute by Grantor as to the validity or reasonableness of the claim which is the basis of the foreclosure or forfeiture proceeding, provided that Grantor gives Lender written notice of such claim and furnishes reserves or a surety bond for the claim satisfactory to Lender.

     Events Affecting Guarantor. Any of the preceding events occurs with respect to any Guarantor of any of the Indebtedness or any Guarantor dies or becomes incompetent, or revokes or disputes the validity of, or liability under, any Guaranty of the Indebtedness. Lender, at its option, may, but shall not be required to, permit the Guarantor's estate to assume unconditionally the obligations arising under the guaranty in a manner satisfactory to Lender, and, in doing so, cure the Event of Default.

     Events Affecting Co-Borrowers. Any of the preceding events occurs with respect to any co-borrower of any of the Indebtedness or any co-borrower dies or becomes incompetent, or revokes or disputes the validity of, or liability under, any Guaranty of the Indebtedness. Lender, at its option, may, but shall not be required to, permit the co-borrower's estate to assume unconditionally the obligations on the Indebtedness in a manner satisfactory to Lender, and, in doing so, cure the Event of Default.

     Adverse Change. A material adverse change occurs in Grantor's financial condition, or Lender believes the prospect of payment or performance of the Indebtedness is impaired.

     Insecurity. Lender in good faith deems itself insecure.

     Right to Cure. If such a failure is curable and if Grantor has not been given a notice of a breach of the same provision of this Assignment within the preceding twelve (12) months, it may be cured (and no Event of Default will have occurred) if Grantor, after Lender sends written notice demanding cure of such failure: (a) cures the failure within ten (10) days; or (b) if the cure requires more than ten (10) days, immediately initiates steps sufficient to cure the failure and thereafter continues and completes all reasonable and necessary steps sufficient to produce compliance as soon as reasonably practical.

RIGHTS AND REMEDIES ON DEFAULT. Upon the occurrence of any Event of Default and at any time thereafter, Lender may exercise any one or more of the following rights and remedies, in addition to any other rights or remedies provided by law:

     Accelerate Indebtedness. Lender shall have the right at its option without notice to Grantor to declare the entire indebtedness immediately due and payable, including any prepayment penalty which Grantor would be required to pay.

     Collect Rents. Lender shall have the right, without notice to Grantor, to take possession of the Property and collect the Rents, including amounts past due and unpaid, and apply the net proceeds, over and above Lender's costs, against the Indebtedness. In furtherance of this right, Lender shall have all the rights provided for in the Lender's Right to Collect Section, above. If the Rents are collected by Lender, then Grantor irrevocably designates Lender as Grantor's attorney-in-fact to endorse instruments received in payment thereof in the name of Grantor and to negotiate the same and collect the proceeds. Payments by tenants or other users to Lender in response to Lender's demand shall satisfy the obligations for which the payments are made, whether or not any proper grounds for the demand existed. Lender may exercise its rights under this subparagraph either in person, by agent, or through a receiver.

     Appoint Receiver. Lender shall have the right to have a receiver appointed to take possession of all or any part of the Property, with the power to protect and preserve the Property, to operate the Property preceding foreclosure or sale, and to collect the Rents from the Property and apply the proceeds, over and above the cost of the receivership, against the Indebtedness. The receiver may serve without bond if permitted by law. Lender's right to the appointment of a receiver shall exist whether or not the apparent value of the Property exceeds the Indebtedness by a substantial amount. Employment by Lender shall not disqualify a person from serving as a receiver.

     Other Remedies. Lender shall have all other rights and remedies provided in this Assignment or the Note or by law.

     Waiver; Election of Remedies. A waiver by any party of a breach of a provision of this Assignment shall not constitute a waiver of or prejudice the party's rights otherwise to demand strict compliance with that provision or any other provision. Election by Lender to pursue any remedy shall not exclude pursuit of any other remedy, and an election to make expenditures or take action to perform an obligation of Grantor under this Assignment after failure of Grantor to perform shall not affect Lender's right to declare a default and exercise its remedies under this Assignment.

     Attorneys' Fees; Expenses. If Lender institutes any suit or action to enforce any of the terms of this Assignment, Lender shall be entitled to recover such sum as the court may adjudge reasonable as attorneys' fees at trial and on any appeal. Whether or not any court action is involved, all reasonable expenses incurred by Lender that in Lender's opinion are necessary at any time for the protection of its interest or the enforcement

06-30-1997                      ASSIGNMENT OF RENTS                       Page 3
Loan No 27027106                   (Continued)
================================================================================

     of its rights shall become a part of the indebtedness payable on demand and shall bear interest from the date of expenditure until repaid at the rate provided for in the Note. Expenses covered by this paragraph include, without limitation, however subject to any limits under applicable law, Lender's attorneys' fees and Lender's legal expenses whether or not there is a lawsuit, including attorneys' fees for bankruptcy proceedings (including efforts to modify or vacate any automatic stay or injunction), appeals and any anticipated post-judgment collection services, the cost of searching records, obtaining title reports (including foreclosure reports), surveyors' reports, and appraisal fees, and title insurance, to the extent permitted by applicable law. Grantor will also pay any court costs, in addition to all other sums provided by law.

MISCELLANEOUS PROVISIONS. The following miscellaneous provisions are a part of this Assignment:

     Amendments. This Assignment, together with any Related Documents, constitutes the entire understanding and agreement of the parties as to the matters set forth in this Assignment. No alteration of or amendment to this Assignment shall be effective unless given in writing and signed by the party or parties sought to be charged or bound by the alteration or amendment.

     Applicable Law. This Assignment has been delivered to Lender and accepted by Lender in the State of Vermont. This Assignment shall be governed by and construed in accordance with the laws of the State of Vermont.

     Multiple Parties. All obligations of Grantor under this Assignment shall be joint and several, and all references to Grantor shall mean each and every Grantor. This means that each of the persons signing below is responsible for all obligations in this Assignment.

     No Modification. Grantor shall not enter into any agreement with the holder of any mortgage, deed of trust, or other security agreement which has priority over this Assignment by which that agreement is modified, amended, extended, or renewed without the prior written consent of Lender. Grantor shall neither request nor accept any future advances under any such security agreement without the prior written consent of Lender.

     Severability. If a court of competent jurisdiction finds any provision of this Assignment to be invalid or unenforceable as to any person or circumstance, such finding shall not render that provision invalid or unenforceable as to any other persons or circumstances. If feasible, any such offending provision shall be deemed to be modified to be within the limits of enforceability or validity; however, if the offending provision cannot be so modified, it shall be stricken and all other provisions of this Assignment in all other respects shall remain valid and enforceable.

     Successors and Assigns. Subject to the limitations stated in this Assignment on transfer of Grantor's interest, this Assignment shall be binding upon and inure to the benefit of the parties, their successors and assigns. If ownership of the Property becomes vested in a person other than Grantor, Lender, without notice to Grantor, may deal with Grantor's successors with reference to this Assignment and the Indebtedness by way of forebearance or extension without releasing Grantor from the obligations of this Assignment or liability under the Indebtedness.

     Time is of the Essence. Time is of the essence in the performance of this Assignment.

     Waiver of Homestead Exemption. Grantor hereby releases and waives all rights and benefits of the homestead exemption laws of the State of Vermont as to all Indebtedness secured by this Assignment.

     Waivers and Consents. Lender shall not be deemed to have waived any rights under this Assignment (or under the Related Documents) unless such waiver is in writing and signed by Lender. No delay or omission on the part of Lender in exercising any right shall operate as a waiver of such right or any other right. A waiver by any party of a provision of this Assignment shall not constitute a waiver of or prejudice the party's right otherwise to demand strict compliance with that provision or any other provision. No prior waiver by Lender, nor any course of dealing between Lender and Grantor, shall constitute a waiver of any of Lender's rights or any of Grantor's obligations as to any future transactions. Whenever consent by Lender is required in this Assignment, the granting of such consent by Lender in any instance shall not constitute continuing consent to subsequent instances where such consent is required.

     GRANTOR ACKNOWLEDGES HAVING READ ALL THE PROVISIONS OF THIS ASSIGNMENT OF RENTS, AND GRANTOR AGREES AS TO ITS TERMS.


GRANTOR:                                   GRANTOR:
ASCUTNEY MOUNTAIN RESORT, L.P.             ASCUTNEY MOUNTAIN RESORT HOTEL, L.P.

By: /s/ SUSAN D. PLAUSTEINER               By: /s/ SUSAN D. PLAUSTEINER
    -------------------------------            -------------------------------
    SNOWDANCE SKI COMPANY, General             Snowdance Hotel Company, General
    Partner,                                   Partner,
    SUSAN D. PLAUSTEINER, PRESIDENT            Susan D. Plausteiner, President


Signed, acknowledged and delivered in the presence of:

x  [SIGNATURE]
 ----------------------------------------
  Witness

x  [SIGNATURE]
 ----------------------------------------
  Witness

--------------------------------------------------------------------------------
                          PARTNERSHIP ACKNOWLEDGEMENT


STATE OF   VERMONT  }
                    } ss
COUNTY OF   WINDSOR }


At White River Junction, this day of June 30, 1997, personally appeared
SUSAN D. PLAUSTEINER, PRESIDENT Officer of SNOWDANCE SKI COMPANY, General Partner of ASCUTNEY MOUNTAIN RESORT, L.P., and President of Snowdance Hotel Company, General Partner of Ascutney Mountain Resort Hotel, L.P., agent of said partnerships, signer and sealer of the foregoing written instrument, and acknowledged the same to be the free act and deed of such partnerships.

Before me:    [SIGNATURE]
           --------------------------------------------------
                              Notary Public
                              Comm. Expires 2/10/99
================================================================================

                          AGREEMENT TO PROVIDE INSURANCE

Principal                      Loan Date      Maturity      Loan No.     Call      Account      Collateral   Officer     Initials
$1,500,000.00                 06-30-1997     06-30-1998     27027106      1E                       204         DGW

    References in the shaded area are for Lender's use only and do not limit the applicability of this document to any particular loan or item.

Borrower: ASCUTNEY MOUNTAIN RESORT, L.P. (TIN:          Lender: MASCOMA SAVINGS BANK, fsb
          03-0339700); ET. AL.                                  GATES STREET OFFICE
          ROUTE 44, P.O. BOX 699                                10 GATES STREET
          BROWNSVILLE, VT 05037                                 PO BOX 426
                                                                WHITE RIVER JCT., VT 05001

-------------------------------------------------------------------------------

INSURANCE REQUIREMENTS. ASCUTNEY MOUNTAIN RESORT, L.P. ("Grantor") understands that insurance coverage is required in connection with the extending of a loan or the providing of other financial accommodations to Grantor by Lender. These requirements are set forth in the security documents. The following minimum insurance coverages must be provided on the following described collateral (the "Collateral"):

Collateral:  Real Estate at ASCUTNEY MOUNTAIN RESORT, BROWNSVILLE, VT. 05037.
             Type. Fire and extended coverage.
             Amount. Full insurance value.
             Basis. Replacement value.
             Endorsements. Standard mortgagee's clause with stipulation that coverage will not be cancelled or diminished without a minimum of ten (10) days' prior written notice to Lender, and without disclaimer of the insurer's liability for failure to give such notice.

Collateral:  All inventory, Equipment and Fixtures.
             Type. All risks, including fire, theft and liability.
             Amount. Full insurable value.
             Basis. Replacement value.
             Endorsements. Lender's loss payable clause with stipulation that coverage will not be cancelled or diminished without a minimum of ten (10) days' prior written notice to Lender.

INSURANCE COMPANY. Grantor may obtain insurance from any insurance company Grantor may choose that is reasonably acceptable to Lender. Grantor understands that credit may not be denied solely because insurance was not purchased through Lender.

FLOOD INSURANCE. Flood insurance for property given as security for this loan is described as follows:

    REAL ESTATE at ASCUTNEY MOUNTAIN RESORT, BROWNSVILLE, VT 05037.
    Should the Collateral at any time be deemed to be located in an area designated by the Director of the Federal Emergency Management Agency as a special flood hazard area and should Federal Flood Insurance covering the Collateral ever become available, Grantor agrees to obtain and maintain Federal Flood Insurance, for the full unpaid principal balance of the loan, up to the maximum policy limits set under the National Flood Insurance Program, or as otherwise required, and to maintain such insurance for the term of the loan.

    Real Estate at COACHING LANE, BROWNSVILLE, VT 05037.

    Real Estate at OFF WHITEFACE INN ROAD, LAKE PLACID, VT 12946.

    Real Estate at ASCUTNEY MOUNTAIN RESORT HOTEL, BROWNSVILLE, VT 05037.

INSURANCE MAILING ADDRESS. All documents and other materials relating to insurance for this loan should be mailed, delivered or directed to the following address:

     MASCOMA SAVINGS BANK
     67 NORTH PARK STREET
     PO BOX 435
     LEBANON, NH 03766
     (603) 448-3650

FAILURE TO PROVIDE INSURANCE. Grantor agrees to purchase and maintain any required flood insurance within 45 days following notice given by Lender. Additionally, Grantor agrees to deliver to Lender, on or before closing, evidence of all other required insurance as provided above, with an effective date of June 30, 1997, or earlier. Grantor acknowledges and agrees that if Grantor fails to provide any required insurance or fails to continue such insurance in force, Lender may do so at Grantor's expense as provided in the applicable security document. The cost of any such insurance, at the option of Lender, shall be payable on demand or shall be added to the indebtedness as provided in the security document. GRANTOR ACKNOWLEDGES THAT IF LENDER SO PURCHASES ANY SUCH INSURANCE, THE INSURANCE WILL PROVIDE LIMITED PROTECTION AGAINST PHYSICAL DAMAGE TO THE COLLATERAL, UP TO THE BALANCE OF THE LOAN; HOWEVER, GRANTOR'S EQUITY IN THE COLLATERAL MAY NOT BE INSURED. IN ADDITION, THE INSURANCE MAY NOT PROVIDE ANY PUBLIC LIABILITY OR PROPERTY DAMAGE INDEMNIFICATION AND MAY NOT MEET THE REQUIREMENTS OF ANY FINANCIAL RESPONSIBILITY LAWS.

AUTHORIZATION. For purposes of insurance coverage on the Collateral, Grantor authorizes Lender to provide to any person (including any insurance agent or company) all information Lender deems appropriate, whether regarding the Collateral, the loan or other financial accommodations, or both.

GRANTOR ACKNOWLEDGES HAVING READ ALL THE PROVISIONS OF THIS AGREEMENT TO PROVIDE INSURANCE AND AGREES TO ITS TERMS. THIS AGREEMENT IS DATED JUNE 30, 1997.

GRANTORS:

ASCUTNEY MOUNTAIN RESORT, L.P.

By: /s/ SUSAN D. PLAUSTEINER
    -----------------------------------------------------
    SNOWDANCE SKI COMPANY, General Partner, SUSAN D. PLAUSTEINER, PRESIDENT

ASCUTNEY MOUNTAIN RESORT HOTEL, L.P.

By: /s/ SUSAN D. PLAUSTEINER
    -----------------------------------------------------
    SNOWDANCE HOTEL COMPANY, General Partner, SUSAN D. PLAUSTEINER, PRESIDENT

/s/ SUSAN D. PLAUSTEINER
------------------------------------------------
SUSAN D. PLAUSTEINER, Individually

/s/ STEVEN H. PLAUSTEINER
------------------------------------------------
STEVEN H. PLAUSTEINER, Individually


Signed, acknowledged and delivered in the presence of:



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06-30-1997                 AGREEMENT TO PROVIDE INSURANCE                   Page
Loan No 27027106                    (Continued)
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X /s/ [Signature illegible]
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Witness

X /s/ [Signature illegible]
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Witness

                              FOR LENDER USE ONLY
                             INSURANCE VERIFICATION


DATE:                               PHONE:
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AGENT'S NAME:
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INSURANCE COMPANY:
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POLICY NUMBER:
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EFFECTIVE DATES:
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COMMENTS:
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